U.S. SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ X ]

         Pre-Effective Amendment No.
                                            ---------

         Post-Effective Amendment No.            4
                                            ---------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ X ]

         Amendment No.                           7
                                            ---------

                        (Check appropriate box or boxes)

                          TFS CAPITAL INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                         1800 Bayberry Court, Suite 103
                            Richmond, Virginia 23226
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (804) 484-1401

                                 Wade R. Bridge
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246
                     (Name and Address of Agent for Service)

Approximate date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

/   /  immediately  upon filing  pursuant to paragraph (b)
/ X /  on November 1, 2006 pursuant to paragraph (b)
/   /  60 days after filing pursuant to paragraph (a)(1)
/   /  on (date) pursuant to paragraph (a)(1)
/   /  75 days after filing pursuant to paragraph (a)(2)
/   /  on (date) pursuant to paragraph (a)(2) of Rule 485(b)



If appropriate, check the following box:

/   /  This post-effective  amendment  designates  a  new  effective  date for a previously filed post-effective amendment.

                               TFS SMALL CAP FUND
                            TFS MARKET NEUTRAL FUND



                              EACH A SERIES OF THE
                          TFS CAPITAL INVESTMENT TRUST





                                   PROSPECTUS

                                NOVEMBER 1, 2006




                               [GRAPHIC OMITTED]

                                     TFS
                                     CAPITAL


For more information or assistance in opening an account, please call toll-free 1-888-534-2001.

This prospectus has information about the Funds that you should know before you invest. The Funds may not be suitable for all investors. Consequently, prospective investors should thoroughly review this prospectus, including all risks and considerations, before making an investment. In addition, this document should be kept with your investment records.

The Securities and Exchange Commission has not approved or disapproved the Funds' shares or determined if this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

                               TABLE OF CONTENTS

Risk/Return Summary ....................................................    3

Fees and Expenses ......................................................   11

Fund Management ........................................................   13

How the Funds  Value Their  Shares .....................................   16

How to Buy Shares ......................................................   17

How to Redeem  Shares ..................................................   21

Dividends, Distributions and Taxes .....................................   24

Financial Highlights ...................................................   25

Customer  Privacy Policy ...............................................   27

For More  Information ............................................ Back Cover



INVESTMENT  ADVISER                            INDEPENDENT  REGISTERED
TFS Capital LLC                                PUBLIC  ACCOUNTING  FIRM
1800 Bayberry Court,  Suite 103                Deloitte & Touche LLP
Richmond, Virginia 23226                       250 East Fifth Street
                                               Cincinnati, Ohio 45202

ADMINISTRATOR/TRANSFER AGENT                   LEGAL COUNSEL
Ultimus Fund Solutions, LLC                    Sullivan & Worcester LLP
225 Pictoria Drive, Suite 450                  One Post Office Square
Cincinnati, Ohio 45246                         Boston, Massachusetts 02109

CUSTODIAN
UMB Bank
928 Grand Boulevard
Kansas City, Missouri 64106






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

RISK/RETURN SUMMARY
================================================================================

TFS MARKET NEUTRAL FUND

INVESTMENT OBJECTIVE

TFS MARKET NEUTRAL FUND seeks to produce capital appreciation while having a low correlation to the U.S. equity market. The term "U.S. equity market" means the S&P 500 Index. In addition, it seeks to produce lower volatility than would result from a long-only investment in the U.S. equity market. "Long-only," as used in this Prospectus, refers to a portfolio of common stocks that mimics the movement of the U.S. equity market, as opposed to one that attempts to hedge equity market risk through the use of short positions, equity options or futures contracts. There is no guarantee that the Fund will achieve its investment objectives.

PRINCIPAL  INVESTMENT  STRATEGIES

MARKET NEUTRAL DEFINITION: The Fund employs a "market neutral" strategy, which is defined by TFS Capital LLC (the "Adviser" or "TFS") as a strategy designed to generate returns that have a low correlation to the U.S. equity market. Consequently, the Adviser will actively manage the Fund's holdings in an effort to maintain a low correlation to the movements of the U.S. equity market. The Fund does not seek to adhere to any other definition of market neutrality including, but not limited to, dollar neutrality, beta neutrality, capitalization neutrality or sector neutrality.

TECHNIQUES FOR MAINTAINING MARKET NEUTRALITY: The Fund seeks to minimize overall U.S. equity market risk by taking both long and short positions in U.S. common stocks. The Fund will generally own a diversified portfolio of common stocks and will maintain a short position in a different diversified portfolio of common stocks. The Fund will primarily invest in common stocks and, to a lesser degree, in registered investment companies. In addition, the Fund may invest in equity options, financial futures, and other types of equity derivatives. These additional securities would be used by the Adviser, in lieu of suitable common stock or because of liquidity constraints, to offset positions and maintain the desired level of market neutrality. The Fund expects to rarely utilize derivative securities, does not use derivatives for speculative purposes, and will not commit more than 20% of the Fund's net assets to investments in derivative securities.

When the Fund is selling securities short it must maintain a segregated account with its custodian of cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund's broker (not including the proceeds from the short sales). As a result, the Fund may maintain high levels of cash or liquid assets (e.g. U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) for collateral needs.

                 =============================================
                     A long position represents an ordinary
                          purchase of a common stock.

                   A short position (making a short sale) is established by selling borrowed shares and attempting to buy them back at a lower price.

                         Borrowed shares must be repaid
                   (i.e., short positions must be "covered")
                    whether or not the stock price declines.

                 =============================================

TYPES OF SECURITIES UTILIZED: The Fund will primarily invest in common stocks that are traded on U.S. exchanges. The Fund will not be limited to selecting common stocks within a specific market capitalization, sector or style (e.g., growth vs. value). The starting population of securities that will be analyzed by the Adviser may include all listed U.S. common stocks. Consequently, the portfolio of common stocks selected for investment by the Adviser is expected to contain a diverse range of equity styles, capitalizations, and sectors. The Fund expects that the average capitalization of the portfolio will be in the "Mid" capitalization range ($1 to $5 billion market capitalization). The sector weightings, average capitalization and style classification are not intended to be static and will vary over time. The Fund may also invest, on a limited basis, in equity options, financial futures, and other types of equity derivatives as described above in Techniques for Maintaining Market Neutrality.

The Fund may commit up to 25% of its net assets (with both long and short positions) in other registered investment companies ("RICs"). RICs include, among others, open-end mutual funds, closed-end funds and exchange traded funds, and incur management fees and other operating expenses. A closed-end fund is a fund that has a set number of shares outstanding and trades like a stock on a stock exchange. Exchange traded funds generally consist of portfolios of stocks which closely track the performance and dividend yield of an index, either broad based, sector or international. Exchange traded funds trade like common stocks and can be bought and sold throughout a trading day. The Fund expects at this time that the majority of its investments in RICs will be in closed-end funds. Closed-end funds may trade at their net asset value; however, they typically trade at either a discount or premium to the underlying net asset value of the securities held by the closed-end fund. The Adviser believes that certain inefficiencies exist in the marketplace with the pricing of closed-end funds and that these inefficiencies provide potential investment opportunities for the Fund. In the Adviser's opinion these inefficiencies are likely the result of short-term imbalances in supply and demand for the shares of a closed-end fund. Based on these perceived imbalances, the Adviser will either buy the closed-end fund or, in the alternative, sell short the closed-end fund. For example, where the Adviser believes demand is going to increase the Adviser will buy the closed-end fund or in the situation where the Adviser believes demand is decreasing the Adviser will sell short the closed-end fund.

QUANTITATIVE STOCK SELECTION MODELS: The Adviser utilizes a quantitative and objective investment decision-making process to select individual common stocks for the Fund. The Adviser has developed proprietary "stock-selection" models that are intended to predict the future performance of individual stocks relative to the overall U.S. equity market. These models were developed through extensive historical analysis of stock-screening variables. The models may include fundamental and technical variables, as well as macro-economic indicators. The exact variables utilized may be deemed to be proprietary and the Adviser believes it may be in the best interest of the Fund to not disclose these variables. With the assistance of multiple trading models, the Adviser will purchase common stocks (long positions) that it expects to outperform the overall U.S. equity market and will also sell short securities that it expects to underperform the overall U.S. equity market. While the Adviser will rely heavily on its proprietary models for making investment decisions, it does have the ability to exercise discretion and override the models when deemed appropriate.

FREQUENT POSITION REBALANCING: Each quantitative model developed by the Adviser is designed to rebalance at a predetermined time interval. However, not all models will necessarily rebalance on the same time interval. Consequently, because multiple models may dictate trading decisions on a portion of the overall portfolio, different portions of the portfolio may rebalance at different time intervals. Moreover, the share of the overall portfolio assigned to each model may change over time resulting in more or less frequent rebalancing. It should be noted that although the models are designed to rebalance at a predetermined time interval, the Adviser may open and close positions, at its sole discretion, and will frequently do so for operational and other reasons. The models are generally designed to rebalance on a daily, weekly, monthly or quarterly basis. At each interval, each individual model will re-rank the target universe of U.S. common stocks in order to determine what trades are required on that portion of the overall portfolio. Typically, rebalancing results in the Adviser only selling, or covering in the case of short positions, a small portion of the Fund's portfolio and replacing them with new securities. The Adviser believes that there are significant benefits to frequently evaluating its models and rebalancing the Fund's portfolio as suggested by the models. Consequently, the Fund expects to engage in frequent portfolio transactions that will result in a portfolio turnover that is significantly higher than that of most other mutual funds. The Adviser anticipates that the Fund's annual portfolio turnover rate will not exceed 500%.

LEVERAGING: When the Adviser believes that market conditions are appropriate, the Fund may borrow money in order to take full advantage of available investment opportunities. This is the speculative activity known as "leveraging." The Fund may "leverage" up to one-third of the value of the Fund's total assets, which includes the value of the borrowed assets. The Fund may borrow money from a bank in a privately arranged transaction to increase the money available to the Fund to invest in common stock when the Fund believes the return from the common stock financed will be greater than the interest expense paid on the borrowing. The Adviser believes, given the Fund's market neutral strategy style, that the strategic use of leverage is valuable in producing attractive performance and is in the best interest of shareholders.

PRINCIPAL RISKS

An investment in the TFS Market Neutral Fund carries risk and, if you invest in the Fund, you may lose money. Keep in mind that the investment strategies used by the Fund are highly speculative and involve a high degree of risk. Below are the primary risks unique to an investment in this Fund. Please see the section "Principal Risks Related to Both Funds" below for additional risk information.

MARKET NEUTRAL STYLE RISK - During a "bull" market, when most equity securities and long-only mutual funds are increasing in value, the Fund's short positions will likely cause the Fund to underperform the overall U.S. equity market and many other mutual funds. This underperformance is an expected effect of the ongoing hedging techniques that are a core component of the Fund's strategy.

SHORT SALE RISK - Short sales are transactions in which the Fund sells a stock it does not own. To complete the transaction, the Fund must borrow the stock to make delivery to the buyer. The Fund is then obligated to replace the stock borrowed by purchasing the stock at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the stock was sold by the Fund. If the underlying stock goes up in price during the period during which the short position is outstanding, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Keep in mind that the Fund's investments in shorted stocks are more risky than its investments in its long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, there is no limit on the amount of losses that the Fund could incur with respect to securities sold short. Before investing in the Fund, make sure you completely consider these risks.

The Fund will incur increased transaction costs associated with selling securities short. In addition, when the Fund is selling stocks short, it must maintain a segregated account with its custodian of cash or high-grade securities equal to (i) the greater of the current market value of the stocks sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund's broker (not including the proceeds from the short sales). As a result, the Fund may maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) for collateral needs.

RISKS OF INVESTMENTS IN RICS - To the extent that it invests in other RICs, the Fund incurs greater expenses, such as its own management fees and other operating expenses, than an investor would incur who invested directly in the RICs. The Fund's investments in other RICs are subject to all of the underlying risks of such RICs. These include such general risks as market risk and management risk. In addition to these risks, the Fund's investment in a closed-end or exchange traded fund is subject to the risk that the fund may trade at prices significantly different from the fund's net asset value. Investments in a closed-end fund may be subject to liquidity risk (that is, the potential that the Fund may be unable to dispose of the closed-end fund shares promptly or at a reasonable price).

DERIVATIVE RISK - The Fund may invest, on a limited basis, in derivatives consisting primarily of equity options and financial futures. The use of such instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling common stock. If the Adviser uses a derivative instrument at the wrong time or incorrectly identifies market conditions, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund's return. In addition, the Fund may be unable to close out a position because the market for an option or futures contract may become illiquid.

LEVERAGING RISK - When utilized, the Fund's leveraging activities will exaggerate any increase or decrease in the net asset value of the Fund. By using leverage, the Fund may lose more than the amount invested. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which may reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund. The Fund may lose money as a result of its leveraging activities.

HIGH MANAGEMENT FEE - It should be noted that the Fund's management fees are higher than the fees charged to manage most other mutual funds. The Adviser believes that the fees are reasonable in relation to the operationally intensive and highly complex strategies used in managing the Fund's assets. For a basic understanding of the costs of investing in the Fund, please review the cost information described in the "Fees and Expenses" section of this Prospectus.

TFS SMALL CAP FUND

INVESTMENT OBJECTIVE

TFS SMALL CAP FUND seeks long-term capital appreciation. In addition, it seeks to outperform the Russell 2000(R) Index. The Fund's performance relative to the Russell 2000(R) Index will impact management fees. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of "small cap companies." A small cap company is defined by the Adviser as a company whose market capitalization, at the time of purchase, is no larger than that of the largest company included in the Russell 2000(R) Index and no smaller than that of the smallest company included in the Russell 2000(R) Index. The Fund is not managed to maintain a dollar weighted average market capitalization. Therefore, the Fund may have a greater percentage of its assets in companies at the upper or lower range for small cap companies, as defined by the Fund.

The Fund may continue to hold investments in companies whose market capitalizations appreciate or depreciate to levels outside of the range of the Fund's investment focus. If greater than 20% of the Fund's net assets fall outside of the range for small cap companies, the Adviser will adjust the Fund's holdings accordingly.

TYPES OF SECURITIES UTILIZED: The Fund will primarily invest in common stocks of small cap companies that are traded on U.S. exchanges. The starting population of securities that will be analyzed by the Adviser may include all listed U.S. common stocks that are no larger than the upper end of the universe of "small cap companies" as defined above. The Fund is not sector or style (e.g., growth vs. value) specific. Consequently, the portfolio of common stocks selected for investment by the Adviser is expected to contain a diverse range of equity styles and sectors. The sector weightings and style classification are not intended to be static and will vary over time.

QUANTITATIVE STOCK SELECTION MODELS: The Adviser utilizes a quantitative and objective investment decision-making process to select individual common stocks for the Fund. The Adviser has developed proprietary "stock-selection" models that are intended to predict the future performance of individual stocks relative to the Russell 2000(R) Index. These models were developed through extensive historical analysis of stock-screening variables. The models may include fundamental and technical variables, as well as macro-economic indicators. The exact variables utilized may be deemed to be proprietary and the Adviser believes it may be in the best interest of the Fund to not disclose these variables. With the assistance of multiple trading models, the Adviser will purchase common stocks that it expects to outperform the Russell 2000(R) Index. While the Adviser will rely heavily on its proprietary models for making investment decisions, it does have the ability to exercise discretion and override the models when deemed appropriate.

PRINCIPAL RISKS

An investment in the TFS Small Cap Fund carries risk and, if you invest in the Fund, you may lose money. Please see the section "Principal Risks Related to Both Funds" below for additional risk information. The primary risk unique to an investment in this Fund is:

SMALL CAP STOCKS - Small cap stocks typically are more volatile and less liquid than larger cap stocks. Small cap companies may have a shorter history of operations and may lack depth of management. Small cap companies may be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for markets that are not yet firmly established. In addition, such companies may become subject to intense competition from larger more established companies. Securities of smaller companies may have more limited trading markets than the larger companies. These risks are more prominent in the lower end of the capitalization range for the Fund's small cap companies. The opposite is true when the Fund's investments are primarily in companies found in the higher end of the capitalization range for the Fund's small cap companies.

PRINCIPAL RISKS RELATED TO BOTH FUNDS

MARKET RISK - The risk of losing money due to general market movements is called market risk. Given that stock prices can be extremely volatile, a Fund's share price may be subject to extreme fluctuations. In a declining stock market, stock prices for all companies may decline, regardless of any one particular company's own unique prospects.

SPECIAL NOTE TO MARKET NEUTRAL FUND INVESTORS: The TFS Market Neutral Fund's use of short sales is intended to cause its performance to fluctuate with a low correlation to the U.S. equity market.

MANAGEMENT RISK - The success of a Fund's strategy is dependent on the Adviser's ability and stock selection process to correctly identify a Fund's investments. If the Adviser is unsuccessful, a Fund will likely experience losses regardless of the overall performance of the U.S. equity market.

OTHER PORTFOLIO MANAGEMENT ACTIVITIES OF THE ADVISER - The Adviser is not restrained from engaging in other business activities. Currently, it also serves as managing member or portfolio manager to the following two private investment companies: Huntrise Capital Partners LLC and Huntrise Global Partners Ltd. The objectives and strategies used in these private funds may be similar to the objectives and strategies utilized in the Funds. As a result, there is the potential for conflicts of interest to arise. To avoid conflicts of interest, the Adviser actively monitors its trading activity across all of its clients to ensure no client is advantaged or disadvantaged over another. This includes the rotating of trades between clients and/or the placement of trades at different points during the day. In addition, it is possible that laws could be passed or regulations adopted that would limit or restrict the Adviser's ability to manage both the Fund and the private investment companies.

REDEMPTION FEE - Each Fund accepts requests for purchases and redemptions of Fund shares daily, however, it does impose a 2% fee on redemptions of Fund shares that occur within 180 days of the date of their purchase (see "How to Redeem Shares" for more information). Each Fund is designed to be a long term investment and, if you do not intend to hold your shares of a Fund for at least 180 days, it may not be a suitable investment for you. The Adviser, along with the Board of Trustees, believes that the 2% redemption fee should reduce the risk of frequent trading in a Fund's shares.

TRANSACTION COSTS - Transaction costs refer to the charges that are associated with buying and selling securities. As a result of each Fund's expected high rate of portfolio turnover, the Funds will likely incur higher brokerage and custody charges than those associated with an average equity fund. These costs will directly and indirectly increase the cost of your investment in a Fund.

SPECIAL NOTE TO MARKET NEUTRAL INVESTORS: The Market Neutral Fund's use of short selling may result in greater transaction costs than those associated with an investment in the Small Cap Fund.

HIGH PORTFOLIO TURNOVER RISK - Mutual funds are required to distribute their net realized capital gains annually under federal tax laws. Each Fund's investment strategies are expected to involve frequent trading which leads to high portfolio turnover and could generate potentially large amounts of net realized capital gains in a given year. It is possible that each Fund may distribute sizable taxable capital gains to its shareholders, regardless of a Fund's net performance.

TAX INEFFICIENCY - In addition to the potential for large capital gain distributions, it is expected that most or all of the gains distributed will be categorized as short-term capital gains, which are subject to higher tax rates than long-term capital gains. Given the tax-inefficiency of the Funds, shareholders should consider investing through a tax-deferred account and carefully consider the tax consequences before investing.

ADDITIONAL NON-PRINCIPAL RISKS AND CONSIDERATIONS

SCHEDULE OF HOLDINGS - Given the expected high portfolio turnover of the Funds, a Fund's holdings at quarter-end may be materially different than securities held by a Fund throughout the quarter. Consequently, you should recognize that the holdings described on any quarterly reports may be significantly different than the holdings of a Fund at any given point in time.

LIMITED CAPACITY - The strategies utilized by the Adviser have limited capacity which means that there is a limit on the amount of assets that can be accepted by a Fund. Consequently, it is expected that the Funds will eventually stop accepting new shareholders or subsequent investments from existing shareholders. The Adviser cannot determine in advance how quickly this will occur or at what asset level the Funds will choose to close.

TEMPORARY DEFENSIVE POSITIONS - From time to time, the Funds may take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions. For example, the Funds may hold all or a portion of their assets in money market instruments, including money market funds or repurchase agreements. As a result of engaging in these temporary measures, a Fund may not achieve its investment objective.

CHANGE IN OBJECTIVE

Each Fund's investment objective may not be changed by the Board of Trustees without shareholder approval.

PERFORMANCE HISTORY

The bar and performance table shown provide some indication of the risks of investing in the Market Neutral Fund by showing the Fund's performance for its first full calendar year, and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. How the Market Neutral Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Small Cap Fund commenced operations on March 7, 2006 and therefore does not have a performance history for a full calender year.

MARKET NEUTRAL FUND

                               [GRAPHIC OMITTED]

                                     5.87%
                                     -----
                                     2005


The Market Neutral Fund's year-to-date return through September 30, 2006 was 12.61%.


During the period shown in the bar chart, the highest return for a quarter was 3.57% during the quarter ended September 30, 2005 and the lowest return for a quarter was -0.48% during the quarter ended March 31, 2005.

The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2005

The table below shows how the Market Neutral Fund's average annual total returns compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Market Neutral Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
                                                          SINCE INCEPTION
                                             1 YEAR      (SEPTEMBER 7, 2004)
                                           ---------      ------------------
TFS Market Neutral Fund
  Return Before Taxes                         5.87%             7.18%
  Return After Taxes on Distributions         5.86%             7.16%
  Return After Taxes on Distributions
    and Sale of Fund shares                   3.83%             6.11%

Standard & Poor's 500 Index* (reflects no
  deduction for fees, expenses, or taxes)     4.91%            10.50%

* The Standard and Poor's 500 Index is an unmanaged index of common stock prices of 500 widely held U.S. stocks.

FEES AND EXPENSES
================================================================================
This table describes the fees and expenses that you will pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)
  Sales Charge (Load) Imposed on Purchases                          None
  Contingent Deferred Sales Charge (Load)                           None
  Sales Charge (Load) Imposed on Reinvested Dividends               None
  Redemption Fee (as a percentage of the amount redeemed)           2.0%(1)(2)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                              TFS MARKET        TFS SMALL
                                             NEUTRAL FUND       CAP FUND
                                             -------------     -----------
  Management Fees                                2.25%           1.25%(3)
  Distribution (12b-1) Fees                       None            None
  Dividend Expense (4)                           0.72%            None
  Other Expenses                                 2.13%           3.88%(5)
                                                -------         -------
  Total Annual Fund Operating Expenses           5.10%           5.13%
  Less Management Fee Reductions
    and Expense Reimbursements (6)             ( 1.89%)        ( 3.38%)
                                                -------         -------
  Net Annual Fund Operating Expenses             3.21%           1.75%
                                                =======         =======

(1) The redemption fee is imposed only on redemptions of shares within 180 days of the date of purchase and does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions.

(2) A wire transfer fee of $15 is charged in the case of redemptions paid by wire transfer. This fee is subject to change.

(3) The base management fee of the Small Cap Fund is 1.25%. Beginning on the first day of the month following the first twelve months of operations of the Fund, an adjustment will occur that will increase or decrease advisory fees by as much as 1.25% (the "Performance Fee Adjustment") if the Fund outperforms or underperforms its benchmark, the Russell 2000(R) Index + 2.50%. The maximum advisory fee is 2.50% and the minimum advisory fee is 0% under this fee structure. See "Fund Management" for additional information on how the management fee is calculated. The Russell 2000(R) Index is a trademark of the Frank Russell Company.

(4) Dividends on the Market Neutral Fund's short positions are categorized as an expense for accounting purposes. The Small Cap Fund does not anticipate incurring any dividend expense.

(5) Other Expenses for the Small Cap Fund are based on estimated amounts for the current fiscal year.

(6) The Adviser has contractually agreed to reduce its management fees and to absorb the Funds' operating expenses (for the life of Funds) to the extent necessary to limit annual ordinary operating expenses to an amount not exceeding 2.50% of the Market Neutral Fund's average daily net assets and 1.75% of the Small Cap Fund's average daily net assets. With respect to the Small Cap Fund, this cap is calculated prior to any adjustment in the Small Cap Fund's base management fee of 1.25%. As a result of the cap being calculated prior to any adjustment in the Small Cap Fund's base management fee, it is possible (assuming performance in excess of the Benchmark) that an investor could pay expenses in excess of 1.75%. The Performance Fee Adjustment will not be applied until the Small Cap Fund has completed twelve months of operations. Management fee reductions and expenses absorbed by the

     Adviser are subject to repayment by the Funds for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the respective Fund's ordinary operating expenses to exceed the 2.50% or 1.75% limits, respectively. Ordinary operating expenses includes all fund expenses except brokerage, taxes, borrowing costs such as interest and dividend expenses on securities sold short and extraordinary expenses. The Adviser's right to receive repayment for any fee reductions and/or expense reimbursements terminates if the Adviser ceases to serve as investment adviser to a Fund. Extraordinary expenses would include the costs of a merger involving the Funds.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TFS MARKET NEUTRAL FUND

         1 Year      3 Years      5 Years      10 Years
         -------     -------      -------      --------
          $325        $992         $1,683       $3,522

TFS SMALL CAP FUND*

         1 Year      3 Years*
         -------     -------
          $178        $551

*    New funds must report only a 1 year and 3 years expense example.

PORTFOLIO HOLDINGS AND DISCLOSURE POLICY

A description of the Funds' policies and procedures with respect to the disclosure of their portfolio securities is available in the Statement of Additional Information.

FUND MANAGEMENT
================================================================================

THE INVESTMENT ADVISER

TFS Capital LLC ("TFS"), 1800 Bayberry Court, Suite 103, Richmond, Virginia 23226, serves as the investment adviser to the Funds. Larry S. Eiben, Kevin J. Gates, and Richard J. Gates are the Principals of TFS and each serves on the Portfolio Management Committee that will be responsible for determining the investments of the Funds. Mr. Eiben also serves as the President and a Trustee of the Trust. Messrs. Eiben, Gates, and Gates formed TFS in October of 1997 and have been managing various investment products on behalf of their clients since that date. Mr. Eric Newman also serves on the Portfolio Management Committee. In addition, Messrs. Eiben, Gates, Gates and Newman serve on the Portfolio Management Committee for the following two private investment companies managed by TFS: Huntrise Capital Partners LLC and Huntrise Global Partners Ltd.

The Market Neutral Fund pays TFS an investment advisory fee computed at the annual rate of 2.25% of its average daily net assets, less any fee reductions. The Small Cap Fund pays TFS an investment advisory fee computed at the annual rate of 1.25% of its average daily net assets, which may be increased or decreased by 1.25% according to the Performance Fee Adjustment described below. For the first twelve months of operations, the Adviser will receive from the Small Cap Fund the full base fee of 1.25%, less any fee reductions.

TFS has agreed (for the life of the Funds) to reduce its investment advisory fees and to absorb a Fund's expenses to the extent necessary to limit aggregate annual ordinary operating expenses (with respect to the Small Cap Fund, prior to the Performance Fee Adjustment described below) to 2.50% of Market Neutral Fund's average daily net assets and 1.75% of the Small Cap Fund's average daily net assets. Any such fee reductions by TFS, or payments by TFS of expenses which are a Fund's obligation, are subject to repayment by the respective Fund, provided that the repayment does not cause the Fund's ordinary operating expenses to exceed the 2.50% limit for the Market Neutral Fund or 1.75% limit for the Small Cap Fund, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment. This agreement may be terminated by either the Funds or the Adviser upon not less than 60 days prior written notice to the other party, provided, however, that (1) the Adviser may not terminate this agreement without the approval of the Board of Trustees, and (2) this agreement will terminate automatically as to a Fund if, and when, the Adviser ceases to serve as investment adviser of the Fund.

SMALL CAP FUND - PERFORMANCE FEE ADJUSTMENT

The Small Cap Fund pays TFS an advisory fee equal to the annual rate of 1.25% of the average value of its daily net assets (the "Base Fee"). Adjustments to the Base Advisory Fee will be made by comparison of the Fund's investment performance for the applicable performance period to the investment performance of the Fund's "Benchmark" (the Russell 2000(R) Index + 2.50%) over the same period (the "Performance Fee Adjustment"). The applicable performance period is a rolling twelve month period whereby the most recent calendar month is substituted for the earliest month as time passes. The Performance Fee
Adjustment will be applied to average net assets of the Fund over the performance period. The Base Fee with respect to the Fund will be increased by one basis point (0.01%) for every two basis points (0.02%) of outperformance, to a maximum fee of 2.50% per annum. However, if the Fund underperforms its Benchmark the fee will be decreased one basis point (0.01%) for every two basis points (0.02%) of underperformance, to a minimum fee of 0.00% per annum. TFS may receive the Performance Fee Adjustment for periods during which the Fund has negative investment performance.

The maximum monthly fee rate as adjusted for performance will be 1/12 of 2.50% and will be payable if the Fund's performance exceeds the Fund's Benchmark by 2.50% for the performance period. Therefore, to achieve the maximum rate, the Fund's performance must exceed the performance of the Russell 2000(R) Index by 5% or more over the performance period.

The minimum monthly fee rate as adjusted for performance will be 0.00%, if the investment performance of the Fund is equal to or less than the performance of the Russell 2000(R) Index which equates to underperforming the Benchmark index by 2.50%. As discussed below, assuming a constant asset level in the Fund, the Adviser will not receive any of the Base Fee if the Fund performs at or below the Russell 2000(R) Index.

It is not possible to predict the effect of the Performance Fee Adjustment on future overall compensation paid to the Adviser since it will depend on the performance of the Fund relative to the performance record of the Benchmark and future changes to the size of the Fund.

If the average daily net assets of the Fund remain constant over the rolling twelve month performance period, current net assets will be the same as average net assets over the performance period and the maximum Performance Fee Adjustment will be equivalent to 1.25% of current net assets. However, when current net assets vary from net assets over the twelve month performance period, the Performance Fee Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 1.25%, depending upon whether the net assets of the Fund had been increasing or decreasing and the amount of such increase or decrease during the performance period. For example, if net assets for the Fund were increasing during the performance period, the Performance Fee Adjustment, measured in dollars, would be more than if the Fund had not increased its net assets during the performance period.

In a period involving significant underperformance accompanied by a rapidly shrinking Fund, the dollar amount of the Performance Fee Adjustment could be more than the dollar amount of the Base Fee. In such circumstances, the Adviser would be obligated to repay the Fund.

Calculations of the investment performance of the Fund and the investment performance of the Fund's Benchmark index shall be in accordance with any then applicable rules of the Securities and Exchange Commission. The Performance Fee Adjustment will not be applied until the Fund has completed twelve months of operations. Until such date, TFS will receive the Base Fee. In addition, the Fund's selected Benchmark may not be changed except by shareholder approval.

HOW DOES THE PERFORMANCE FEE OF THE TFS SMALL CAP FUND IMPACT THE EXPENSE CAP AGREEMENT BETWEEN THE TFS SMALL CAP FUND AND THE ADVISER?

As stated above, the Adviser has agreed (for the life of the Fund) to reduce its investment advisory fees and to absorb the Fund's expenses to the extent necessary to limit the Fund's aggregate annual ordinary operating expenses to 1.75% of the Fund's average daily net assets. However, the 1.75% expense cap is calculated prior to the application of a Performance Fee Adjustment. Consequently, if the Base Fee is increased or decreased according to the Performance Fee Adjustment, the expense cap will effectively adjust by an equal amount such that the cap, on an annualized basis, will always be 50 basis points above the Base Advisory Fee plus or minus the Performance Fee Adjustment.

A discussion regarding the basis for the Board of Trustees approving the Funds investment advisory contracts with TFS is available in the Funds' annual report for the fiscal period ended June 30, 2006.

PORTFOLIO  MANAGEMENT  COMMITTEE

The Adviser employs a team of investment professionals to manage the Funds' investments. The members of the Portfolio Management Committee are:

Larry Eiben - Mr. Eiben serves as the Chief Operations Officer and the Chief Compliance Officer for the Adviser and serves the Committee in an oversight role. He provides input into strategy development but does not perform security analysis or execute trades. He has served in this capacity since the Adviser's inception in October of 1997.

Kevin Gates - Mr. Gates is primarily responsible for strategy development. As part of this role, he performs security analysis as well as assists with the execution of trades. Mr. Gates has served in this capacity since the Adviser's inception in October of 1997.

Richard Gates - Mr. Gates is primarily responsible for strategy development. As part of this role, he performs security analysis as well as assists with the execution of trades. Mr. Gates also is responsible for managing the Adviser's various brokerage relationships. He has served in these roles since the Adviser's inception in October of 1997.

Eric Newman - Mr. Newman is primarily responsible for strategy development. As part of this role, he performs security analysis as well as assists with the execution of trades. Mr. Newman has served in this capacity since February of 2003. Prior to that date, Mr. Newman served as an analyst for Capital One Financial Corporation. Mr. Newman was employed by Capital One Financial Corporation from December 2000 through February 2003.

The Funds' Statement of Additional Information contains additional information about the members of the Portfolio Management Committee, including the basis for their compensation, other accounts managed by them, and their ownership of Fund shares.

THE ADMINISTRATOR

Ultimus Fund Solutions, LLC (referred to as "Ultimus" or the "Transfer Agent"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund's administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

The Statement of Additional Information has more detailed information about TFS and other service providers to the Fund.

HOW THE FUNDS  VALUE  THEIR  SHARES
================================================================================

The net asset value ("NAV") of each Fund's shares is calculated at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange ("NYSE") is open for business. To calculate a Fund's NAV, its assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. For purposes of computing the NAV of a Fund, securities are valued at market value as of the close on the NYSE on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for long positions and at the closing ask price for short positions for that day. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean between the closing bid and ask prices as reported by NASDAQ.

When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the Board of Trustees. A Fund also may use fair value pricing if the value of a security it holds has been materially affected by events occurring before a Fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. When fair value pricing is used, the prices of the securities used to calculate the Fund's NAV may differ from quoted or published prices for the same securities.

If a Fund holds securities listed primarily on a foreign exchange that trades on days on which a Fund is not open for business, the value of your Fund shares may change on a day during which you cannot buy or sell shares.

With respect to any portion of a Fund's assets that are invested in one or more open-end registered management investment companies (known as RICs), the Fund's NAV will be calculated based upon the NAVs of such RICs. These RICs are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.

HOW TO BUY SHARES
================================================================================

The Funds are no-load. This means that shares may be purchased without imposition of a sales charge. Shares of each Fund are available for purchase every day the New York Stock Exchange is open for business, at the Fund's NAV next calculated after receipt of a purchase order in proper form. Purchase orders must be received prior to 4:00 p.m. Eastern time. Each Fund reserves the right to reject any purchase request. Shareholders who purchase and redeem shares through a broker or other financial intermediary may be charged a fee by such broker or intermediary.

The Transfer Agent mails you confirmations of all purchases, redemptions, or exchanges of Fund shares unless the shares are purchased through a broker or financial intermediary. If shares are purchased in this manner, transaction confirmations are generally the responsibility of such broker or intermediary. Certificates representing shares are not issued.

MINIMUM INITIAL INVESTMENT

The minimum initial investment in each Fund is $5,000 for all types of accounts. The minimum investment requirements may be waived or reduced for any reason at the discretion of the Adviser.

OPENING AN ACCOUNT

Shares may be purchased directly through the Transfer Agent or through a third-party broker provided that the Funds are available for distribution on the broker's platform.

PURCHASING THROUGH THE FUND'S TRANSFER AGENT:

The first step to opening an account directly with the Transfer Agent is to complete the appropriate account application. Applications vary depending on the account type (e.g., personal taxable account, IRA, SEP-IRA, etc.) so please contact the Transfer Agent or Adviser to ensure that you have the required paperwork.

Upon completing the required paperwork, an account may be funded by check or bank wire, as follows:

BY CHECK

     Mail the account application, along with a check payable to the "TFS (insert fund name) Fund" to the Transfer Agent at the following address:

         TFS Capital Investment Trust
         c/o Ultimus Fund Solutions, LLC
         P.O. Box 46707
         Cincinnati, Ohio 45246-0707

     All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Funds do not accept cash, credit card checks, drafts, "starter" checks, travelers checks, cashiers checks under $10,000, or money orders. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties. A fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account, or other reasons.

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to your total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the Transfer Agent cannot post your transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

When shares are purchased by check and you decide to redeem shares very soon after your purchase, the proceeds from the redemption of those shares will not be made available to you until the Fund collects payment for your purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction. In the event the Fund cannot recover these losses or fees from the investor, a determination will be made by Fund management as to who bears the costs. It is possible that the Fund (i.e., shareholders) could end up paying for these costs.

BY WIRE

Once an account application is submitted and accepted, an account number is created. The account number can then be used to process a wire transfer into the account according to the instructions below.

         Bank:                      US Bank, N.A.
         Bank City & State:         Cincinnati, OH
         Federal ABA Number:        042000013
         Account Name:              TFS (insert fund name) Fund
         Account Number:            130100789515
         For Further Credit To:     [Insert Name(s) on Your Account]
                                    [Insert Your Account Number]

An order is considered received when US Bank receives payment. However, the completed account application must be received and approved by the Transfer Agent before the wire payment is made. Your financial institution may charge a fee for wiring funds.

To expedite the new account set up process, the Transfer Agent may accept, at its discretion, a facsimile copy of the required account application. Upon receipt of such application, the Transfer Agent may assign an account number to be used for wiring purposes. The Transfer Agent will require that the original application with signature be mailed to the Transfer Agent.

If you have any questions, please call the Transfer Agent at 1-888-534-2001. A representative will assist you.

PURCHASING THROUGH YOUR BROKER OR FINANCIAL INSTITUTION:

Shares  of the Funds  may be  purchased  through  brokerage  firms or  financial institutions. These organizations may or may not be authorized to accept purchase orders on behalf of the Funds. If your brokerage firm or financial institution has not been authorized by the Funds to accept orders on their behalf you may be required to submit your purchase order at an earlier time during the day in order for your purchase order to be forwarded to the Transfer Agent prior to the 4:00 p.m. Eastern time close. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds' Transfer Agent. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

SUBSEQUENT INVESTMENTS

Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100. Additional purchases may be made:

o By sending a check, made payable to the "TFS (insert fund name) Fund", to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. The shareholder will be responsible for any fees incurred or losses suffered by a Fund as a result of any check returned for insufficient funds. Please include your account number in the `memo' section of the check.

o    By wire to the Fund  account as  described  under  "Opening an Account - By
     Wire."   Shareholders   should   notify  the  Transfer   Agent  by  calling
     1-888-534-2001 before wiring funds.

o    Through your brokerage firm or other financial institution.

o By electronic funds transfer from a financial institution through the Automated Clearing House ("ACH"), as described below.

By Automated Clearing House (ACH). Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $100. ACH electronically transfers funds directly from an account you maintain with a financial institution to the Fund. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-888-534-2001. Allow at least two weeks for preparation before using ACH. To place a purchase or redemption order by ACH, call the Transfer Agent at 1-888-534-2001. There are no charges for ACH transactions imposed by the Funds or the Transfer Agent. ACH share purchase transactions are completed when payment is received, approximately two business days following the placement of your order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

ACH may be used to make direct investments into the Funds of part or all of recurring payments made to a shareholder by his or her employer (corporate, federal, military, or other) or by the Social Security Administration.

AUTOMATIC  INVESTMENT

Plan You may make automatic monthly investments in the Funds from your bank, savings and loan or other depository institution account. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

FREQUENT TRADING POLICIES

Frequent purchases and redemptions of a Fund's shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of a Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. When monitoring shareholder purchases and redemptions the Funds do not apply a quantitative definition to frequent trading. Instead the Funds use a subjective approach which in itself could lead to inconsistent application of the Funds' frequent trading policies and may result in frequent trading of a Fund's shares.

In its efforts to curb frequent trading in the Funds, the Board of Trustees has taken the following actions:

     o Reserving the right of the Funds to reject any purchase order for any reason or no reason, including purchase orders from potential investors that a Fund believes might engage in frequent purchases and redemptions of Fund shares. The right to reject an order applies to any order, including an order placed by financial intermediaries;

     o Reserving the right to limit the number of exchanges between the Funds; and

     o Imposing a 2% redemption fee on redemptions that occur within 180 days of the share purchase. The redemption fee will be used by the Funds to defray the expenses associated with the redemption.

The Funds do not accommodate  frequent purchases or redemptions of their shares.

When financial intermediaries establish omnibus accounts in the Funds for their clients, the Funds' service providers review trading activity at the omnibus account level, and look for activity that may indicate potential frequent trading or market timing. If the Funds detect suspicious trading activity, the Funds will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Each intermediary that offers a Fund's shares through an omnibus account has entered into, or will enter into, an information sharing agreement with the Fund designed to assist the Funds' in stopping future distruptive trading. Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

Although the Funds have taken steps to discourage frequent purchases and redemptions of their shares, the Funds cannot guarantee that such trading will not occur.

EXCHANGES

Shareholders may exchange their Fund shares for shares of another TFS Fund. No transaction fees or redemption fees are charged on exchanges between the Funds. Each Fund reserves the right to reject exchanges for any reason.

You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Funds' account records. Exchanges also may be requested by telephone. If you are unable to execute your exchange by telephone (for example during times of unusual market activity), consider requesting your exchange by mail. An exchange will be effected at the next determined net asset value after receipt of a request by the Transfer Agent.

Exchanges are subject to the applicable minimum initial investment requirements, and may only be made for shares then offered for sale in your state of residence. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days prior notice to shareholders. An exchange results in a sale of Fund shares, which may cause you to recognize a capital gain or loss.

HOW TO REDEEM SHARES
================================================================================
Shares of each Fund may be redeemed on any day on which the Fund computes its net asset value. Shares are redeemed at the NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone. Redemption orders must be received in "proper form" prior to 4:00 p.m. Eastern time in order to receive that day's NAV.

BY MAIL. You may redeem shares by mailing a written request to TFS Capital Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. To be considered in "proper form", written requests must state the shareholder's name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

SIGNATURES. You will need to have your signature guaranteed in certain situations, such as:

     o If the shares redeemed over any 30-day period have a value of more than $25,000.

     o If the payment of redemption proceeds (of any amount) are to be sent to any person, address or bank account not on record.

     o If the redemption is requested within 30 days of a name or address change to your account.

     o If you are transferring redemption proceeds to another TFS fund account with a different registration (name or ownership) from yours.

A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide signature guarantee.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.

BY TELEPHONE. You may also redeem shares having a value of $25,000 or less by telephone by calling the Transfer Agent at 1-888-534-2001. In order to make redemption requests by telephone, the Telephone Privileges section of the account application must be completed. For existing accounts, a Telephone Privileges form may be obtained by calling the Transfer Agent at 1-888-534-2001.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on, the account application. Shareholders will be charged a fee of $15 for outgoing wires.

Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent and the Transfer Agent believes the telephone instructions to be genuine, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. You may also redeem shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds at the NAV next determined after your order is received by such organization in proper form. The NAV is normally determined at 4:00 p.m. Eastern time. If your brokerage firm or financial institution has not been authorized by the Funds to accept orders on their behalf you may be required to submit your redemption request at an earlier time during the day in order for your redemption to be forwarded to the Transfer Agent prior to the 4:00 pm Eastern time close. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent. Be sure and read their program materials closely to ensure proper handling of your orders.

RECEIVING PAYMENT

The Funds normally make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances, as provided by the rules of the Securities and Exchange Commission, the Funds may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. A requested wire of redemption proceeds normally will be sent on the business day following a redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

REDEMPTION FEE

A redemption fee of 2% of the dollar value of the shares redeemed, payable to a Fund, is imposed on any redemption of shares within 180 days of the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

Currently, the Funds do not charge a redemption fee on exchanges between the Funds. However, the Adviser has been authorized to reject any exchange request that it deems potentially disruptive to the Funds. This in no way impacts your right to redeem your Fund shares. In addition, the Funds have reserved the right, at any time, to implement a redemption fee on exchanges between the Funds. Also, the Funds have reserved the right to institute a policy limiting the number of exchanges permitted. The redemption fee will not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans; and (2) certain omnibus accounts where the omnibus accountholder does not have the operational capability to impose a redemption fee on its underlying customers' accounts.

In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts due to the disability or health of the shareholder;
(ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; and (iv) redemptions resulting from the settlement of an estate due to the death of the shareholder.

MINIMUM  ACCOUNT BALANCE

The Funds may redeem shares in an account without prior approval of the shareholder, and pay the proceeds to the shareholder, if the shareholder's account balance falls below $5,000 due to shareholder redemptions. This does not apply, however, if the balance falls below the minimum solely because of a decline in a Fund's NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. Redemptions that are performed pursuant to this provision may be charged the redemption fee described above if the shares have not been held for 180 days.

AUTOMATIC WITHDRAWAL PLAN

If the shares in your account have a value of at least $10,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-888-534-2001 for additional information.

REDEMPTIONS IN KIND

The Funds reserve the right to make payment for a redemption in securities rather than cash, which is known as a "redemption in kind." However, each Fund has committed to pay in cash all redemption requests limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of its net assets at the beginning of such period. If you receive a redemption in kind it will consist of securities equal in market value to your Fund shares. When you convert these securities to cash, you will pay brokerage charges. Please keep in mind that until you sell the received securities you are subject to market risk.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

Income dividends and net capital gain distributions, if any, are normally declared and paid annually in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Funds unless you elect to receive them in cash. The Funds' distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

Each Fund intends to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. Each Fund intends to distribute its income and gains in such a way that it will not
be  subject  to  a  federal  excise  tax  on  certain   undistributed   amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations which hold shares of a Fund, certain income from the Funds may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

A Fund's transactions in options and futures contracts are subject to special tax rules. These rules and the rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

When you redeem or exchange Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for tax-deferred accounts and tax-exempt investors, any gain realized on a redemption or exchange of Fund shares will be subject to federal income tax.

You will be notified in January each year about the federal tax status of distributions made by the Funds during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Funds to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements. Because everyone's tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Funds.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights tables are intended to help you understand each Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total return in the tables represent the rate that an investor would have earned on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

TFS MARKET NEUTRAL FUND
                                                                 YEAR            PERIOD
                                                                 ENDED            ENDED
PER SHARE DATA FOR A SHARE                                      JUNE 30,         JUNE 30,
outstanding throughout each period:                               2006           2005(a)
------------------------------------------------------------------------------------------
  Net asset value at beginning of period .....................  $  10.37        $  10.00
                                                                --------        --------

  Income (loss) from investment operations:
    Net investment loss ......................................     (0.04)          (0.11)
    Net realized and unrealized gains on investments .........      2.12            0.49
                                                                --------        --------
  Total from investment operations ...........................      2.08            0.38
                                                                --------        --------

  Less distributions:
    Distributions from net realized gains from
      security transactions ..................................     (0.01)             --
    Distributions in excess of net realized gains (losses)
      from security transactions .............................        --           (0.01)
                                                                --------        --------
  Total distributions ........................................     (0.01)          (0.01)
                                                                --------        --------
  Proceeds from redemption fees collected ....................     0.00(b)         0.00(b)
                                                                --------        --------
  Net asset value at end of period ...........................  $  12.44        $  10.37
                                                                ========        ========

RATIOS AND SUPPLEMENTAL DATA:
  Total return (c) ...........................................     20.04%         3.77%(d)



  Net assets at end of period (000's) .......................   $ 22,478        $  8,101



  Ratio of gross expenses to average net assets ..............      5.10%         6.82%(g)

  Ratio of net expenses to average net assets (e) ............      3.21%         3.26%(g)

  Ratio of net expenses to average net assets
    excluding dividend expense (e) (f) .......................      2.49%         2.49%(g)

  Ratio of net investment loss to average net assets (f) .....     -0.69%        -1.77%(g)

  Portfolio turnover rate ....................................       398%          368%(g)

(a) Represents the period from the commencement of operations (September 7, 2004) through June 30, 2005.

(b)  Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Not annualized.

(e)  Ratio was determined after advisory fee waivers and expense reimbursements.

(f) Dividend expense totaled 0.72% and 0.77% (g) of average net assets for the periods ended June 30, 2006 and June 30, 2005, respectively.

(g)  Annualized.

TFS SMALL CAP FUND

                                                                   PERIOD
                                                                    ENDED
PER SHARE DATA FOR A SHARE                                         JUNE 30,
OUTSTANDING THROUGHOUT EACH PERIOD:                                2006 (a)
--------------------------------------------------------------------------------
  Net asset value at beginning of period .......................  $  10.00
                                                                  --------

  Income (loss) from investment operations:
    Net investment loss ........................................     (0.01)
    Net realized and unrealized gains on investments ...........      0.40
                                                                  --------
  Total from investment operations .............................      0.39
                                                                  --------

  Net asset value at end of period .............................  $  10.39
                                                                  ========

RATIOS AND SUPPLEMENTAL DATA:
  Total return (b) .............................................     3.90%(c)
                                                                  ========


Net assets at end of period (000's) ............................  $  3,932
                                                                  ========

Ratio of gross expenses to average net assets ..................     8.18%(e)

Ratio of net expenses to average net assets (d) ................     1.72%(e)

Ratio of net investment loss to average net assets .............    -0.69%(e)

Portfolio turnover rate ........................................      184%(e)

(a) Represents the period from the commencement of operations (March 7, 2006) through June 30, 2006.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Not annualized.

(d)  Ratio was determined after advisory fee waivers and expense reimbursements.

(e)  Annualized.

================================================================================
CUSTOMER PRIVACY POLICY
================================================================================
WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER YOUR ACCOUNT.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to serve you and administer your account.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

To protect your privacy, we carefully control the way in which any information about you is shared. It is our policy not to disclose any nonpublic personal information about customers or former customers to anyone, except as permitted to serve your account or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agent needs information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed.

However, these parties are not authorized to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain safeguards that we believe are reasonably designed to comply with federal standards to guard your nonpublic personal information.This privacy policy explains how we handle nonpublic personal information; however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for TFS Capital Investment Trust (the "Trust"), TFS Capital LLC, the Trust's investment adviser, and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

TFS Capital LLC does maintain a different privacy policy for other clients that it services, however, this policy will be the policy adhered to for all shareholders of the TFS Market Neutral Fund and TFS Small Cap Fund.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION, PLEASE CALL 1-888-534-2001 TO TALK TO A SHAREHOLDER SERVICES REPRESENTATIVE.
================================================================================

                              FOR MORE INFORMATION

In addition to the information contained in the Prospectus, the following documents are available free upon request:

     o    ANNUAL  AND  SEMIANNUAL   REPORTS
          The Funds distribute annual and semiannual reports to shareholders that contain detailed information on the Funds' investments. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during the last fiscal year.

     o    STATEMENT OF ADDITIONAL INFORMATION (SAI)
          The SAI provides more detailed information about the Funds. It is incorporated by reference and is legally considered a part of this Prospectus.

You may request copies of these materials and other information, without charge, or make inquiries to the Funds by writing to Ultimus Fund Solutions, P.O. Box 46707, Cincinnati, Ohio 45246-0707. The Funds' SAI and annual and semiannual reports are available, free of charge, at the Funds' website at www.tfscapital.com. You may also call toll-free:

                                 1-888-534-2001

You  may  also   contact  us   through   our  web  site  on  the   Internet   at
www.tfscapital.com.
------------------

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, know as "Householding," is used for most required mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of the Prospectus or an annual or semiannual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102, or by sending your request electronically to the following e-mail address: publicinfo@sec.gov.

                   Investment Company Act File No. 811-21531

                             TFS MARKET NEUTRAL FUND
                               TFS SMALL CAP FUND

                            Investment Portfolios of

                          TFS CAPITAL INVESTMENT TRUST

                       Statement of Additional Information

                                November 1, 2006


     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for TFS Market Neutral Fund and TFS Small Cap Fund dated November 1, 2006, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained without charge, upon request, by writing TFS Capital Investment Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-888-534-2001.

                                TABLE OF CONTENTS

FUNDS OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS.......................   2

CALCULATION OF NET ASSET VALUE............................................  14

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................  16

SPECIAL SHAREHOLDER SERVICES..............................................  16

MANAGEMENT OF THE TRUST...................................................  18

INVESTMENT ADVISER........................................................  21

PORTFOLIO TRANSACTIONS....................................................  26

OTHER SERVICE PROVIDERS...................................................  27

GENERAL INFORMATION.......................................................  30

ADDITIONAL TAX INFORMATION................................................  35

PERFORMANCE INFORMATION...................................................  38

FINANCIAL STATEMENTS......................................................  41

APPENDIX A (PROXY VOTING POLICIES AND PROCEDURES).........................  42

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

     TFS Capital Investment Trust (the "Trust") is an open-end management investment company which currently offers two diversified investment portfolios, TFS Market Neutral Fund and TFS Small Cap Fund (individually a "Fund", together the "Funds"). The Trust was organized and the Agreement and Declaration of Trust was filed with the State of Ohio on January 30, 2004.

               FUNDS OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

                              INVESTMENT OBJECTIVES

     The TFS Market Neutral Fund's investment objective is to provide capital appreciation while having a low correlation to the U.S. equity market. In addition, the Fund seeks to produce lower volatility than would result from a long-only investment in the U.S. equity market. The term "U.S. equity market" implies a diversified benchmark for the overall market such as the S&P 500 Index.

     The TFS Small Cap Fund's investment objective is long-term capital appreciation.

                ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS,
                              STRATEGIES AND RISKS

     Information contained in this Statement of Additional Information expands upon information contained in the Funds' Prospectus. No investment in shares of the Funds should be made without first reading the Prospectus.

     EQUITY SECURITIES. In addition to common stocks, the Funds may invest in preferred stock and common stock equivalents (such as convertible preferred stock and convertible debentures). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. The Adviser intends to invest only in preferred stock or convertible debentures rated A or higher by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's").

     Each Fund may invest up to 5% of its total assets in the securities of any one investment company (including open-end funds, closed-end funds and exchange-traded funds), provided that a Fund may not acquire more than 3% of the outstanding securities of any one investment company, and provided further that no more than 10% of a Fund's total assets may be invested in the securities of investment companies in the aggregate. Notwithstanding the foregoing percentage limitations, a Fund may invest any percentage of its assets in an investment company if immediately after such purchase not more than 3% of the total outstanding shares of such investment company is owned by the Funds and all affiliated persons of the Funds. The Funds will incur additional expenses due to the duplication of expenses to the extent they invest in other investment companies. The TFS Market Neutral Fund does not presently intend to invest more than 25% of the value of its total assets in other investment companies and the TFS Small Cap Fund does not presently intend to invest more than 10% of the value of its total assets in other investment companies.

     REAL ESTATE INVESTMENT TRUSTS. The Funds may invest in real estate investment trusts (REITs). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of a Fund's distributions may also be designated as a return of capital. An investment in a REIT involves the payment of a management fee and other operating expenses by a Fund. Each Fund does not presently intend to invest more than 10% of the value of its net assets in REITs.

     SHORT SELLING OF SECURITIES. The TFS Market Neutral Fund engages in short selling of securities as part of its principal investment strategies. The Funds' Prospectus contains detailed information regarding the TFS Market Neutral Fund's use of short selling as part of its investment strategy. The discussion that follows provides additional information regarding how short selling is used by the Fund.

     In a short sale of securities, the Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by a fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrues during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

     The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Excluding any interest payments, the Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with the short sale.

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Fund must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

     The Fund may also engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make a short sale against the box as a hedge, when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

     The TFS Small Cap Fund does not anticipate engaging in short sales; however, if it does, it presently intends to limit its exposure to 5% of its net assets.

     U.S. GOVERNMENT SECURITIES. Each Fund may invest a portion of its assets in U.S. Government Securities, which include direct obligations of the U.S.
Treasury, securities guaranteed as to interest and principal by the U.S. Government, such as Government National Mortgage Association certificates, as well as securities issued or guaranteed as to interest and principal by U.S. Government authorities, agencies and instrumentalities such as the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Home Administration, Federal Farm Credit Bank, Federal Home Loan Bank, Student Loan Marketing Association, Resolution Funding Corporation, Federal Financing Corporation, and Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Fund or to the Fund's shares.

     FOREIGN SECURITIES. The Funds may invest in foreign securities if the Adviser believes such investment would be consistent with each Fund's investment objective.

     The same factors would be considered by the Adviser in selecting foreign securities as with domestic securities. Foreign securities investment presents special risks and considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again. The Funds may invest in foreign issuers directly or through the purchase of AMERICAN DEPOSITORY RECEIPTS ("ADRS").

     ADRS, which are traded domestically, are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. Direct investments in foreign securities will generally be limited to foreign securities traded on foreign securities exchanges.

     OPTIONS AND FUTURES. As discussed in the Prospectus, the Funds may engage in certain transactions in options and futures contracts and options on futures contracts. The discussion below provides additional information regarding the use of futures and options transactions.

REGULATORY MATTERS. The Funds will comply with and adhere to all limitations on the manner and extent to which it effects transactions in futures and options on such futures currently imposed by the provisions of the Investment Company Act of 1940, as amended (the "1940 Act") applicable to the issuance of senior securities. Additionally, the Funds have claimed an exclusion from the definition of the term "commodity pool operator" pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the "CEA"). Therefore, the Funds are not subject to regulation or registration as a commodity pool operator under the CEA.

FUTURES AND OPTIONS TRANSACTIONS. The Funds may use futures and options contracts for the purpose of seeking to reduce the overall investment risk that would otherwise be associated with the securities in which it invests. For example, a Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that might adversely affect prices of a Fund's portfolio securities. To the extent that there is a correlation between a Fund's portfolio and a particular stock index, the sale of futures contracts on that index could reduce general market risk and permit a Fund to retain its securities positions.

     The Funds may purchase calls on individual stocks and stock indices in order to establish investment exposure to the underlying securities. Alternatively, the Funds may sell stock index futures contracts (or purchase puts on such contracts) to provide protection against a decline in the price of a security below a specified level or a sector or general market decline. The Funds may purchase and write options in combination with each other to adjust the risk and return of its overall investment positions. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to synthesize a position similar to that which would be achieved by selling a futures contract.

     By purchasing a put option on an individual stock, a Fund could hedge the risk of a devaluation of that individual stock. The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by the Fund. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transaction costs), a Fund would suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium.

     By purchasing a call option on a stock index, a Fund would attempt to participate in potential price increases of the underlying index, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell. At the same time, a Fund would suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.

     The Funds may engage in the writing (selling) of covered call options with respect to the securities in a Fund's portfolio to supplement a Fund's income and enhance total returns. The Funds may write (sell) listed or over-the-counter call options on individual securities held by a Fund, on baskets of such securities or on a Fund's portfolio as a whole. The Funds will write only covered call options, that is, a Fund will write call options only when it has in its portfolio (or has the right to acquire at no cost) the securities subject to the option. A written option may also be considered to be covered if a Fund owns an option that entirely or partially offsets its obligations under the written option. Index options will be considered covered if a Fund holds a portfolio of securities substantially correlated with the movement of the index (or, to the extent it does not hold such a portfolio, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a predetermined price if the option is exercised on or before its expiration date. An index call option written by a Fund obligates the Fund to make a cash payment to the holder of the option if the option is exercised and the value of the index has risen above a predetermined level on or before the expiration date of the option. A Fund may terminate its obligations under a call option by purchasing an option identical to the one written. Writing covered call options provides a Fund with opportunities to increase the returns earned from portfolio securities through the receipt of premiums paid by the purchasers of the options. Writing covered call options may reduce a Fund's returns if the value of the underlying security or index increases and the option position is exercised or closed out by a Fund at a loss.

RISKS OF FUTURES AND OPTIONS. The purchase and sale of options and futures contracts and related options involve risks different from those involved with direct investments in securities and also require different skills from the investment manager in managing a Fund's portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to a Fund, if the investment manager is not successful in employing such instruments in managing a Fund's investments or in predicting market changes, a Fund's performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used. It is also possible that a Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options or futures markets. In addition, a Fund will pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its yield. The Funds current policy is to limit options and futures transactions to those described above. The Funds may purchase and write both over-the-counter and exchange traded options.

RISKS OF OPTIONS ON STOCK INDICES. As discussed above, the purchase and sale of options on stock indices will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurs, a Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is a policy of the Funds to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

     The purchaser of an index option may also be subject to a timing risk. If an option is exercised by a Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), a Fund will be required to pay the difference between the closing index value and the exercise price of the option

(times the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, a Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Funds will not purchase or sell any index option contract unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

STOCK INDEX FUTURES CHARACTERISTICS. Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance. A determination as to which of the index contracts would be appropriate for purchase or sale by a Fund will be based upon, among other things, applicability to a Fund's stated objective, the liquidity offered by such contracts, the volatility of the underlying index and the correlation of the index to a Fund's positions.

     Unlike when a Fund purchases or sells a security, no price is paid to or received by the Fund upon the purchase or sale of a futures contract. Instead, a Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities (e.g., U.S. Treasury bills) currently ranging from approximately 10% to 15% of the contract amount. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract. Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which a Fund may be required to make during the term of the contracts to its broker. Such payments would be required where, during the term of a stock index futures contract purchased by a Fund, the price of the underlying stock index declined, thereby making a Fund's position less valuable. In all instances involving the purchase of stock index futures contracts by a Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with a Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, a Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.

     Where futures are purchased to hedge against a possible increase in the price of a security before a Fund is able to fashion its program to invest in the security or in options on the security, it is possible that the market may decline. If a Fund, as a result, decided not to make the planned investment at that time either because of concern as to the possible further market decline or for other reasons, a Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced. In addition, if a Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

     LEVERAGING ACTIVITIES AND BORROWING MONEY. When the Adviser believes that market conditions are appropriate, a Fund may borrow money in order to take full advantage of available investment opportunities. This is the speculative activity known as "leveraging." When a Fund uses leverage it is possible the Fund could lose more than the amount invested. Each Fund may "leverage" up to one-third of the value of its total assets, which includes the value of the borrowed assets. The Funds may borrow money from a bank in a privately arranged transaction to increase the money available to a Fund to invest in common stock when a Fund believes the return from the common stock financed will be greater than the interest expense paid on the borrowing. The Adviser believes, in the case of the Market Neutral Fund, that extensive use of leverage may be valuable in producing attractive performance and is in the best interest of shareholders.

     The risks of borrowing include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of a Fund's investments, adverse market movements and increases in the cost of borrowing. The effect of borrowing in all market conditions could be a greater decrease in net asset value per share than if a Fund had not borrowed money. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for a Fund to liquidate certain of its investments at an inappropriate time.

     COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than 9 months and fixed rates of return. The Funds may invest in commercial paper rated in any rating category or not rated by a Nationally Recognized Statistical Rating Organization ("NRSRO"). In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories.

     ILLIQUID SECURITIES. The Funds typically will not purchase illiquid securities, but in the rare case that a Fund does so, it will limit its investment in illiquid securities to no more than 15% of its net assets. Illiquid securities generally include (i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

     Because of the absence of a trading market for illiquid securities, a Fund may not be able to sell those securities at the times it desires to do so or at prices which are favorable. The investment manager will monitor the liquidity of a Fund's investments in illiquid securities. Certain securities available for resale pursuant to Rule 144A under the Securities Act of 1933 may not be treated as "illiquid" for purposes of this limit on investments in accordance with procedures adopted by the Trust's Board of Trustees.

     A Fund, if it invests in securities for which there is no ready market, may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than the investment manager's most recent estimate of their fair market value. Generally, less public information is available about the issuers of such securities than about companies whose securities are publicly traded.

     REPURCHASE AGREEMENTS. The Funds may purchase securities pursuant to repurchase agreements. A repurchase agreement is considered a type of loan. Under the terms of a repurchase agreement, a Fund acquires securities from a member bank of the Federal Reserve or a registered broker-dealer which the Adviser deems creditworthy, subject to the seller's agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with a Fund's Custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, a Fund has the right to sell the collateral and recover the amount due from the seller. However, a Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, or to the extent that the disposition of the securities by a Fund is delayed pending court action. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

     LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees.

     At such time as the Funds engage in the practice of securities lending, the Trustees will adopt procedures in order to manage the risks of securities lending.

INVESTMENT RESTRICTIONS

     Each Fund's investment objective may not be changed without the affirmative vote of the holders of a majority of the respective Fund's outstanding shares. In addition, the Funds are subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of the respective Fund's outstanding shares. When used in this Statement of Additional Information and the Prospectus, a "majority" of a Fund's outstanding shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

     The Funds may not:

     1. Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries.

     2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitation does not apply to U.S. Government securities and securities of other investment companies).

     3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets if such borrowings or other transactions would exceed more than 33 1/3% of the value of its total assets and except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

     4. Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets; and (iii) by entering into repurchase agreements.

     5. Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

     6. Purchase securities of companies for the purpose of exercising control.

     7. Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

     8. Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and options thereon.

     Except with respect to the percentage limitations relative to the borrowing of money (investment restriction number 3 above), if a percentage limitation set forth above, or stated elsewhere in this Statement of Additional Information or in the Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of a Fund's investments or in the net assets of a Fund will not constitute a violation of such percentage limitation.

PORTFOLIO TURNOVER

     The portfolio turnover rate for a Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The portfolio turnover rate for a Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares or implementation of hedging strategies. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund's shareholders. The Adviser expects to engage in frequent portfolio transactions that will result in portfolio turnover that is significantly higher than that of most other mutual funds. For the fiscal periods ended June 30, 2006 and 2005 the TFS Market Neutral Fund's annualized portfolio turnover rate was 398% and 368%, respectively. For the fiscal period ended June 30, 2006 the TFS Small Cap Fund's annualized portfolio turnover rate was 184%.

                         CALCULATION OF NET ASSET VALUE

     The net asset value of shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year's Day,

Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     For purposes of computing the net asset value of a Fund, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the mean of the most recent bid and ask prices on the NYSE or other primary exchange. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean between the closing bid and ask prices as reported by NASDAQ. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their daily settlement value as of the close of such commodities exchanges. In the event that market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted in good faith by the Board of Trustees of the Trust. Options will similarly be valued at their fair value determined as of the close of the NYSE if significant announcements or events affecting the market value of options occur subsequent to the NYSE close but prior to the close of options trading. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.

TRADING IN FOREIGN SECURITIES. Trading in foreign securities may be completed at times that vary from the closing of the NYSE. In computing the net asset value, a Fund usually values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, these securities may be valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds are offered for sale on a continuous basis. Shares of the Fund are sold and redeemed at their net asset value as next determined after receipt of the purchase, redemption or exchange order in proper form.

     The Funds may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission (the "SEC"); (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the fair market value of its net assets.

     The Funds may pay the proceeds of a redemption by making an in-kind distribution of securities, but have committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of a Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of a Fund. In this event, the securities would be valued in the same manner as a Fund's net asset value is determined. If the recipient sold such securities, brokerage charges would be incurred.

                          SPECIAL SHAREHOLDER SERVICES

     As noted in the Prospectus, the Funds offer the following shareholder services:

     REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment, an exchange or a redemption, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

     AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables investors to make regular monthly or bi-monthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

     AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing a Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

     Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Transfer Agent. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. Shareholders under this plan are still subject to the redemption fees for withdrawals that occur within 180 days of the investment (as described in the "Redemption Fee" section of the Prospectus). Costs in conjunction with the administration of the plan are borne by the respective Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Funds upon thirty days' written notice or by an investor upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-888-534-2001, or by writing to:

                          TFS Capital Investment Trust
                         c/o Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

     TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Transfer Agent at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see "How to Redeem Shares" in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Transfer Agent.

                             MANAGEMENT OF THE TRUST

     Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust's day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as Trustees.

     The Trust is be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently five Trustees, three of whom (the "Independent Trustees") are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The Independent Trustees receive compensation for their services as a Trustee and attendance at meetings of the Trustees. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

     The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  NUMBER OF
                                                                              PRINCIPAL OCCUPATION(S) DURING    PORTFOLIOS IN
                                     LENGTH OF      POSITION(S) HELD        PAST 5 YEARS AND DIRECTORSHIPS OF   FUND COMPLEX
NAME, ADDRESS AND AGE                TIME SERVED       WITH TRUST                   PUBLIC COMPANIES**           OVERSEEN BY
                                                                                                                  TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------
*Larry S. Eiben (age 34)                Since       Trustee and President   Chief Operating Officer and Chief        2
1800 Bayberry Court, Suite 103       January 2004                           Compliance Officer of
Richmond, Virginia   23226                                                  TFS Capital, LLC


*Thomas Michael Frederick (age 34)      Since       Trustee                 Director of Business Development         2
1800 Bayberry Court, Suite 103        June 2004                             for TFS Capital, LLC from July
Richmond, Virginia   23226                                                  2006 - present; Associate Director
                                                                            of Virginia Student Aid Foundation
                                                                            from February 2004 - July 2006;
                                                                            Associate Chief Financial Officer
                                                                            of Samuel James Ltd. (equity
                                                                            management firm) from February
                                                                            2003 - February 2004; Associate
                                                                            with Morgan Stanley (financial
                                                                            services firm) from August 2002 -
                                                                            December 2003
------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------
Merle C. Hazelton (age 44)              Since       Trustee                 Assistant Controller of Investments      2
1800 Bayberry Court, Suite 103        June 2004                             for Genworth Financial, Inc. from
Richmond, Virginia   23226                                                  May 2006 - present; Treasury
                                                                            Manager of Genworth Financial, Inc.
                                                                            (insurance/financial services firm)
                                                                            from May 2004 - May 2006; Treasury
                                                                            Manager of GE Financial Assurance
                                                                            (insurance/financial services firm)
                                                                            from October 2001 - May 2004

------------------------------------------------------------------------------------------------------------------------------
Mark J. Malone (age 40)                 Since       Trustee                 Managing Director of Institutional       2
1800 Bayberry Court, Suite 103        June 2004                             Sales of Morgan Keegan & Company,
Richmond, Virginia   23226                                                  Inc. from May 2006 - present;
                                                                            Director of Institutional Equities
                                                                            of Deutsche Bank Securities from
                                                                            June 1998 - April 2006

------------------------------------------------------------------------------------------------------------------------------
Brian O'Connell (age 47)                Since       Trustee                 Independent writer/author                2
1800 Bayberry Court, Suite 103        June 2004
Richmond, Virginia   23226

------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS:
------------------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey (age 49)               Since       Vice President          Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450         June 2004                             Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                      Distributors, LLC

------------------------------------------------------------------------------------------------------------------------------
Mark J. Seger (age 44)                  Since       Treasurer               Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450         June 2004                             Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                      Distributors, LLC

------------------------------------------------------------------------------------------------------------------------------
John F. Splain (age 50)                 Since       Secretary               Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450         June 2004                             Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                      Distributors, LLC

------------------------------------------------------------------------------------------------------------------------------

     * Larry S. Eiben and Thomas Michael Frederick, as affiliated persons of TFS Capital LLC, the Trust's investment adviser, are considered "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

     **   None of the Trustees are directors of public companies.

     BOARD COMMITTEES. The Trustees have established a Nominating Committee, which is responsible for identifying and nominating qualified individuals to serve as Trustees. Messrs. Hazelton, O'Connell and Malone are the members of the Nominating Committee. The Nominating Committee does not currently consider nominees recommended by shareholders of the Fund. The Nominating Committee did not meet during the fiscal year ended June 30, 2006.

     The Trustees have established an Audit Committee, the principal functions of which are: (i) to appoint, retain and oversee the Trust's independent auditors; (ii) to meet separately with the independent auditors and review the scope and anticipated costs of the audit; and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they deem appropriate. Messrs. Hazelton, O'Connell and Malone are the members of the Audit Committee. The Audit Committee met twice during the fiscal year ended June 30, 2006.

     The Trustees have also established a Qualified Legal Compliance Committee, which is responsible for receiving and investigating evidence from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. Messrs. Hazelton, O'Connell and Malone are the members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee did not meet during the fiscal year ended June 30, 2006.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2005.

                            Dollar Range of    Dollar Range of         Aggregate Dollar
                            Market Neutral     Small Cap Fund       Range of Shares of All
                           Fund Shares Owned    Shares Owned            Funds in Fund
Name of Trustee               by Trustee         by Trustee      Complex Overseen by Trustee
----------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
Larry S. Eiben               Over $100,000         None                 Over $100,000
Thomas Michael Frederick   $10,001 - $50,000       None              $10,001 -- $50,000

INDEPENDENT TRUSTEES:
Merle C. Hazelton             $1 - $10,000         None                 $1 - $10,000
Mark J. Malone                $1 - $10,000         None                 $1 - $10,000
Brian O'Connell               $1 - $10,000         None                 $1 - $10,000

     As of October 2, 2006, the officers and Trustees of the Trust owned of record and beneficially 4.97% and 28.05% of the outstanding shares of the TFS Market Neutral Fund and the TFS Small Cap Fund, respectively.

     TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Fund for serving as an officer or Trustee of the Trust. Each Trustee who is not an interested person of the Trust receives from the Trust an annual retainer of $1,000, payable quarterly, plus a fee of $750 for attendance at each meeting of the Board of Trustees, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation paid during the fiscal year ended June 30, 2006 to each of the Trustees:

                                                                                      Total
                                Aggregate                           Estimated       Compensation
                              Compensation        Pension or          Annual      Paid for Service
                            Paid for Service      Retirement      Benefits Upon   to the Trust and
Trustee                       to the Trust     Benefits Accrued     Retirement      Fund Complex
-----------------------------------------------------------------------------------------------------
Larry S. Eiben                   None                N/A               N/A             None
Thomas Michael Frederick*       $3,750               N/A               N/A            $3,750
Merle C. Hazelton               $3,750               N/A               N/A            $3,750
Mark J. Malone                  $3,750               N/A               N/A            $3,750
Brian O'Connell                 $3,000               N/A               N/A            $3,000
Larry J. Sabato**               $1,250               N/A               N/A            $1,250

     * Prior to his employment with the Adviser beginning in July 2006, Mr. Frederick served as an Independent Trustee and, as such, received compensation for his services to the Trust.
     **   Former Trustee.

                               INVESTMENT ADVISER

     TFS Capital, LLC (the "Adviser"), 1800 Bayberry Court, Suite 103, Richmond, Virginia 23226, serves as investment adviser to each Fund. The Adviser, founded in October 1997, is a registered investment adviser that manages approximately $59 million in assets as of September 30, 2006. Subject to investment objectives and policies approved by the Trustees of the Trust, the Adviser manages each Fund's portfolio and makes all investment decisions for the Funds, and continuously reviews, supervises and administers the Funds' investment programs. Each Fund's Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

     The TFS Market Neutral Fund pays the Adviser a monthly fee at the annual rate of 2.25% of its average daily net assets. During the fiscal year ended June 30, 2006, the TFS Market Neutral Fund accrued advisory fees of $262,610; however, in order to reduce the Fund's operating expenses, the Adviser waived $220,474 of such fees. During the fiscal period ended June 30, 2005, the TFS Market Neutral Fund accrued advisory fees of $110,296; however, in order to reduce the Fund's operating expenses, the Adviser waived all of such fees and, in addition, reimbursed $65,112 of the Fund's other operating expenses.

     The TFS Small Cap Fund pays the Adviser an investment advisory fee computed at the annual rate of 1.25% of its average daily net assets (the "Base Fee"), subject to the Performance Fee Adjustment described below. During the fiscal period ended June 30, 2006, the TFS Small Cap Fund accrued advisory fees of $7,565; however, in order to reduce the Fund's operating expenses, the Adviser waived all of such fees and, in addition, reimbursed $32,247 of the Fund's other operating expenses.

     The Adviser has agreed (for the life of the Funds) to reduce its investment advisory fees and to absorb the Funds' expenses to the extent necessary to limit aggregate annual ordinary operating expenses to 2.50% of average daily net assets for the Market Neutral Fund and 1.75% of average daily net assets for the Small Cap Fund. Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are a Fund's obligation, are subject to repayment by such Fund, provided that the repayment does not cause the Fund's ordinary operating expenses to exceed the 2.50% limit for the Market Neutral Fund and 1.75% limit for the Small Cap Fund, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment. This agreement may be terminated by either the Funds or the Adviser upon not less than 60 days prior written notice to the other party, provided, however, that (1) the Adviser may not terminate this agreement without the approval of the Board of Trustees, and (2) this agreement will terminate automatically if, as and when the Adviser ceases to serve as investment adviser of a Fund. Such limitation of 1.75% for the Small Cap Fund shall be calculated prior to the application of the Performance Fee Adjustment, as described below. As of June 30, 2006, the Adviser may in the future recoup fees waived and expenses reimbursed totaling $395,882 and $39,812 from the market Neutral Fund and the Small Cap Fund, respectively, subject to the conditions described in this paragraph.

TFS SMALL CAP FUND - PERFORMANCE FEE ADJUSTMENT

     The Small Cap Fund pays TFS an advisory fee equal to the annual rate of 1.25% of the average value of its daily net assets (the "Base Fee"). Adjustments to the Base Fee will be made by comparison of the Fund's investment performance for the applicable performance period to the investment performance of the Fund's "Benchmark" (the Russell 2000(R) Index + 2.50%) over the same period (the "Performance Fee Adjustment"). The applicable performance period is a rolling twelve month period whereby the most recent calendar month is substituted for the earliest month as time passes. The Performance Fee Adjustment will be applied to average net assets of the Fund over the performance period. The Base Fee with respect to the Fund will be increased by one basis point (0.01%) for every two basis points (0.02%) of outperformance, to a maximum fee of 2.50% per annum. However, if the Fund underperforms its Benchmark the fee will be decreased one basis point (0.01%) for every two basis points (0.02%) of underperformance, to a minimum fee of 0.00% per annum. TFS may receive the Performance Fee Adjustment for periods during which the Fund has negative investment performance.

     The maximum monthly fee rate as adjusted for performance will be 1/12 of 2.50% and will be payable if the Fund's performance exceeds the Benchmark by 2.50% for the performance period. Therefore, to achieve the maximum rate, the Fund's performance must exceed the performance of Russell 2000(R) Index by 5% or more over the performance period.

     The minimum monthly fee rate as adjusted for performance will be 0.00%, if the investment performance of the Fund is equal to or less than the performance of the Russell 2000(R) Index which equates to underperforming the Benchmark index by 2.50%. In other words, assuming a constant asset level in the Fund, the Adviser will not receive any of the Base Fee if the Fund performs at or below the Russell 2000(R) Index.

     It is not possible to predict the effect of the Performance Fee Adjustment on future overall compensation paid to the Adviser since it will depend on the performance of the Fund relative to the performance record of the Benchmark and future changes to the size of the Fund.

     If the average daily net assets of the Fund remain constant over the rolling twelve month performance period, current net assets will be the same as average net assets over the performance period and the maximum Performance Fee Adjustment will be equivalent to 1.25% of current net assets. However, when current net assets vary from net assets over the twelve month performance period, the Performance Fee Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 1.25%, depending upon whether the net assets of the Fund had been increasing or decreasing and the amount of such increase or decrease during the performance period. For example, if net assets for the Fund were increasing during the performance period, the Performance Fee Adjustment, measured in dollars, would be more than if the Fund had not increased its net assets during the performance period.

     In a period involving significant underperformance accompanied by a rapidly shrinking Fund, the dollar amount of the Performance Fee Adjustment could be more than the dollar amount of the Base Fee. In such circumstances, the Adviser would be obligated to repay the Fund.

     Calculations of the investment performance of the Fund and the investment performance of the Fund's Benchmark index shall be in accordance with any then applicable rules of the Securities and Exchange Commission. The Performance Fee Adjustment will not be applied until the Fund has completed twelve months of operations. Until such date, TFS will receive the Base Fee, less any fee reductions. In addition, the Fund's selected Benchmark may not be changed except by shareholder approval.


PORTFOLIO MANAGEMENT COMMITTEE

Other Accounts Managed
----------------------

The members of the Portfolio Management Committee are collectively responsible for the day-to-day management of other accounts, as indicated by the following table. The Funds are not listed below.

Other Accounts Managed (as of June 30, 2006)

-----------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                         TOTAL                         ACCOUNTS      TOTAL ASSETS OF
NAME OF PORTFOLIO                                      NUMBER OF   TOTAL ASSETS OF   MANAGED WITH     ACCOUNTS WITH
   MANAGEMENT                                           ACCOUNTS      ACCOUNTS       ADVISORY FEE   ADVISORY FEE BASED
COMMITTEE MEMBER          TYPE OF ACCOUNTS              MANAGED       MANAGED          BASED ON      ON PERFORMANCE
                                                                                      PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Larry S. Eiben     Registered Investment Companies:        0            $ 0               0                $ 0
                   Other Pooled Investment Vehicles:       2        $32,625,645           2            $32,625,645
                   Other Accounts:                         0            $ 0               0                 $0
-----------------------------------------------------------------------------------------------------------------------
Kevin J. Gates     Registered Investment Companies:        0            $ 0               0                $ 0
                   Other Pooled Investment Vehicles:       2        $32,625,645           2            $32,625,645
                   Other Accounts:                         0             0                0                $ 0
-----------------------------------------------------------------------------------------------------------------------
Richard J. Gates   Registered Investment Companies:        0            $ 0               0                $ 0
                   Other Pooled Investment Vehicles:       2        $32,625,645           2            $32,625,645
                   Other Accounts:                         0            $ 0               0                $ 0
-----------------------------------------------------------------------------------------------------------------------
Eric Newman        Registered Investment Companies:        0            $ 0               0                $ 0
                   Other Pooled Investment Vehicles:       2        $32,625,645           2            $32,625,645
                   Other Accounts:                         0            $ 0               0                $ 0
-----------------------------------------------------------------------------------------------------------------------

Potential Conflicts of Interest
-------------------------------

     The Adviser is paid performance fees for its services to two private investment funds that it manages, as well as for its services to the TFS Small Cap Fund. Because of these conflicts, the Adviser has taken steps to ensure that one client is not materially advantaged over another. These steps include the rotating of trades between clients and/or the placement of trades at different points during the day. The Adviser is aware that conflicts are particularly relevant with respect to the securities of small capitalization companies, given that these securities often have limited trading capacity, a conflict may arise in that the Funds and the private investment funds managed by the Adviser are essentially competing with each other for capacity.

Compensation
------------

     No members of the Portfolio Management Committee are compensated directly based upon the performance of the Funds or the asset levels of the Funds. The Adviser uses a team approach in the management of all its clients' accounts, including the Funds. However, performance and asset levels may indirectly affect their compensation in that it may affect the profits of the Adviser.

     Messrs. Eiben, Gates and Gates are managing members of the Adviser and each owns 1/3 of the Adviser. Each receives a fixed salary, adjusted annually, and any pass-through income or loss from the Adviser's business. Salary levels are established annually based upon industry data for individuals providing similar services.

     Mr. Newman is compensated based exclusively on a percentage of the profits of the Adviser. The percentage amount is subjective and is determined by Messrs. Eiben, Gates and Gates. As noted previously, the percentage is not based on the performance of any account or accounts managed by Mr. Newman. Mr. Newman does not receive a fixed salary for his services.

     None of the members of the Portfolio Management Committee are paid a bonus. The Adviser does maintain a profit sharing plan, with discretionary annual contributions.

Ownership of Fund Shares
------------------------

The following table indicates the dollar range of securities of the Funds beneficially owned by the members of the Portfolio Management Committee as of June 30, 2006:

--------------------------------------------------------------------------------

   NAME OF PORTFOLIO                                      DOLLAR VALUE
  MANAGEMENT COMMITTEE           FUND SHARES             OF FUND SHARES
        MEMBER               BENEFICIALLY OWNED        BENEFICIALLY OWNED
--------------------------------------------------------------------------------
Larry S. Eiben             TFS Market Neutral Fund       Over $1,000,000
                           TFS Small Cap Fund            Over $1,000,000
--------------------------------------------------------------------------------
Kevin J. Gates             TFS Market Neutral Fund       Over $1,000,000
                           TFS Small Cap Fund            Over $1,000,000
--------------------------------------------------------------------------------
Richard J. Gates           TFS Market Neutral Fund       Over $1,000,000
                           TFS Small Cap Fund            Over $1,000,000
--------------------------------------------------------------------------------
Eric Newman                TFS Market Neutral Fund      $10,001 - $50,000
                           TFS Small Cap Fund           $10,001 - $50,000
--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

     Pursuant to each Advisory Agreement, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with each Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by each Fund and which brokers are eligible to execute a Fund's portfolio transactions.

     Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

     Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of the Funds. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

     While the Adviser  generally seeks competitive  commissions,  the Funds may
not  necessarily  pay  the  lowest   commission   available  on  each  brokerage
transaction for the reasons discussed above.

     Investment decisions for each Fund are made independently from those made for other accounts managed by the Adviser. Any other account may also invest in the securities in which a Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another account managed by the Adviser, the policy of the Adviser generally is to randomly process trades between the accounts so that one client is not materially advantaged over the other. If transactions are executed by the same broker, then the Adviser may allocate trades based on the average price, and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to each Fund and the other accounts managed by the Adviser. In some instances, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund.

     During the fiscal periods ended June 30, 2006 and 2005, the TFS Market Neutral Fund paid brokerage commissions of $68,962 and $19,191, respectively. The increase in brokerage commissions paid during the fiscal year ended June 30, 2006 was primarily the result of significant growth in Fund assets during the year. During the fiscal period ended June 30, 2006, the TFS Small Cap Fund paid brokerage commissions of $2,872.

                             OTHER SERVICE PROVIDERS

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

     Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Funds pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (the "Service Agreements").

     As Administrator, Ultimus assists in supervising all operations of the Funds (other than those performed by the Adviser under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

     -- prepares and assembles reports required to be sent to the Funds' shareholders and arranges for the printing and dissemination of such reports;

     -- assembles reports required to be filed with the SEC and files such completed reports with the SEC;

     -- arranges for the dissemination to shareholders of the Funds' proxy materials and oversees the tabulation of proxies by the Transfer Agent;

     -- determines the amounts available for distribution as dividends and distributions to be paid by the Funds to their shareholders; prepares and arranges for the printing of dividend notices to shareholders; and provides the Funds' Transfer Agent and Custodian with such information as is required for them to effect the payment of dividends and distributions;

     -- prepares and files the Funds' federal income and excise tax returns and the Funds' state and local tax returns;

     -- monitors compliance of the Funds' operation with the 1940 Act and with its investment policies and limitations; and

     -- makes such reports and recommendations to the Trust's Board of Trustees as the Board reasonably requests or deems appropriate.

     As Fund Accountant, Ultimus maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares interim balance sheets, statements of income and expense, and statements of changes in net assets for the Funds.

     As Transfer Agent, Ultimus performs the following services in connection with the Funds' shareholders: maintains records for each of the Funds' shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Funds on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

     Ultimus receives fees from the Funds for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements. For its services as Administrator, each Fund pays Ultimus an administration fee that is calculated daily and paid monthly, at the annual rate of 0.15% of the average daily net assets of the Fund up to $50 million; 0.125% of such assets between $50 million and $100 million; 0.10% of such assets between $100 million and $250 million; 0.075% of such assets between $250 million and $500 million; and 0.05% of such assets over $500 million; subject, however, to a minimum fee of $2,000 per month. The fee payable by each Fund to

Ultimus as Fund Accountant is $2,500 per month plus an asset based fee at the annual rate of 0.01% of the respective Fund's average daily net assets up to $500 million and 0.005% of such assets over $500 million. The fee payable by each Fund to Ultimus as Transfer Agent is at the annual rate of $24 per shareholder account, subject to a minimum fee of $1,500 per month. Each of these fees was discounted by 20% during the fiscal period ended June 30, 2005. During such period, the TFS Market Neutral Fund paid Ultimus fees of $16,000 in its capacity as Administrator, $29,306 in its capacity as Fund Accountant, and $12,000 in its capacity as Transfer Agent. During the fiscal periods ended June 30, 2006, the TFS Market Neutral Fund and the TFS Small Cap Fund paid Ultimus fees of $23,400 and $7,500, respectively, in its capacity as Administrator; $31,478 and $9,375, respectively, in its capacity as Fund Accountant; and $17,400 and $5,625, respectively, in its capacity as Transfer Agent.

     Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until June 10, 2007. The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, are renewed for successive one-year periods.

     The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

PRINCIPAL UNDERWRITER

     Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Funds. The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor is compensated by the Adviser for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

CUSTODIAN

     UMB Bank, N.A., 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106, serves as custodian to the Trust pursuant to a Custody Agreement. UMB Bank's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Trust has selected Deloitte & Touche LLP, 250 East Fifth Street, Cincinnati, Ohio 45202, to serve as the independent registered public accounting firm for the Trust and to audit the financial statements of the Trust for its fiscal year ending June 30, 2007.

TRUST COUNSEL

     The Trust has retained Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, to serve as counsel for the Trust and counsel to the Trustees who are not "interested persons" of the Trust.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Trust is an unincorporated business trust that was organized under Ohio law on January 30, 2004. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.

     Shares of a Fund, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of the Trust, including the Funds, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. However, the Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

TRUSTEE LIABILITY

     The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

CODE OF ETHICS

     The Trust, the Adviser and the Distributor have each adopted a Code of Ethics. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Funds' planned portfolio transactions. Each of these parties monitors compliance with its Code of Ethics.

PROXY VOTING POLICIES AND PROCEDURES

     The Trust and the Adviser have adopted a Proxy Voting Policy that describes how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policy of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-888-534-2001, or on the SEC's website at http:// www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

     The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by a Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

     o Public disclosure regarding the portfolio securities held by a Fund is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by a Fund.

     o A Fund's ten largest portfolio holdings as of the end of each month is included as part of a Monthly Update which is posted at WWW.TFSCAPITAL.COM. The Monthly Update is typically posted to the website within 15 days of the end of each month. The website is open to the general public.

     o Information regarding Portfolio Securities and other information regarding the investment activities of a Fund is disclosed to rating and ranking organizations for use in connection with their rating or ranking of a Fund. Currently, the Funds are providing portfolio information to five different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the Chief Compliance Officer ("CCO") of the Funds. The CCO found that this non-public disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds. In each instance where portfolio information is disclosed to these organizations, a minimum of a 30 day lag exists.

          Below is a table listing the organizations that are currently receiving non-public portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

-----------------------------------------------------------------------------------------------------------------
                                                                                            RECEIPT OF
                                                                                            COMPENSATION
                                                                                            OTHER CONSIDERATION
NAME OF RATING OR                                  TIMING OF RELEASE AND CONDITIONS         BY THE FUND OR
RANKING ORGANIZATION   INFORMATION PROVIDED        OR RESTRICTIONS ON USE                   AFFILIATED PARTY
-----------------------------------------------------------------------------------------------------------------
Morningstar, Inc.      CUSIP, description,         Provided quarterly, with a 30-day              None
                       shares/par, market value    lag. No formal conditions or
                                                   restrictions.
-----------------------------------------------------------------------------------------------------------------
Lipper, Inc.           CUSIP, description,         Provided quarterly, with a 30-day              None
                       shares/par                  lag.  No formal conditions or
                                                   restrictions.  Lipper has indicated
                                                   that it will not trade based on the
                                                   Fund's portfolio information, and it
                                                   prohibits its employees from any
                                                   such trading.
-----------------------------------------------------------------------------------------------------------------
Bloomberg L.P.         CUSIP, shares/par, market   Provided quarterly, with a 30-day              None
                       value                       lag.  No formal conditions or
                                                   restrictions.  Bloomberg has
                                                   indicated that it requires all
                                                   employees to sign confidentiality
                                                   agreements acknowledging all
                                                   information received during their
                                                   employment must be used for
                                                   legitimate business purposes only.
-----------------------------------------------------------------------------------------------------------------
Standard & Poors, Inc. CUSIP, description,         Provided quarterly, with a 30-day              None
                       shares/par, market value,   lag.  No formal conditions or
                       % of total net assets       restrictions.  S&P has indicated that
                                                   its employees are required to follow
                                                   a code of business conduct that
                                                   prohibits them from using portfolio
                                                   information for anything other than
                                                   performing their job responsibilities;
                                                   S&P employees must certify
                                                   annually that they have followed this
                                                   code of business conduct.
-----------------------------------------------------------------------------------------------------------------
Thomson Financial      CUSIP, shares/par, market   Provided quarterly, with a 30-day              None
                       value, cost basis           lag.  No formal conditions or
                                                   restrictions.  Thomson Financial has
                                                   indicated that it requires all
                                                   employees to sign confidentiality
                                                   agreements acknowledging that all
                                                   information received during their
                                                   employment must be used for
                                                   legitimate business purposes only.
-----------------------------------------------------------------------------------------------------------------

          The Board of Trustees, in consultation with the CCO, has concluded that providing non-public portfolio information to these rating or ranking organizations does not pose a significant risk to the Funds or their shareholders.

     o These policies relating to disclosure of the Funds' portfolio securities does not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, which are the Funds' administrator, distributor, custodian, legal counsel, auditors, pricing service, financial printer and proxy voting service, or to brokers and dealers in connection with a

          Fund's purchase and sale of portfolio securities; and (ii) disclosure of holdings of or transactions in portfolio securities by a Fund that is made on the same basis to all shareholders of the Fund.

          Below is a table that lists each service provider receiving non-public portfolio information along with information regarding the frequency of access, and limitations on use (including a prohibition on trading on non-public information), of portfolio information.

--------------------------------------------------------------------------------------------------
     TYPE OF SERVICE PROVIDER             FREQUENCY OF ACCESS TO          RESTRICTIONS ON USE
                                          PORTFOLIO INFORMATION
--------------------------------------------------------------------------------------------------
Adviser                              Daily                              Contractual and Ethical
--------------------------------------------------------------------------------------------------
Administrator (fund accountant and   Daily                              Contractual and Ethical
transfer agent)
--------------------------------------------------------------------------------------------------
Custodian                            Daily                              Contractual and Ethical
--------------------------------------------------------------------------------------------------
Proxy Voting Service                 No Direct Access/Receive           Contractual and Ethical
                                     Proxies directly from Custodian
--------------------------------------------------------------------------------------------------
Auditor                              During annual audit                Ethical
--------------------------------------------------------------------------------------------------
Legal counsel                        Regulatory filings, board          Ethical
                                     meetings, and if a legal issue
                                     regarding the portfolio requires
                                     counsel's review
--------------------------------------------------------------------------------------------------
Broker/dealers through which a       Daily access to the relevant       Contractual and Ethical
Fund purchases and sells portfolio   purchase and/or sale - no
securities                           broker/dealer has access to a
                                     Fund's entire portfolio
--------------------------------------------------------------------------------------------------

          The Board of Trustees has determined that the Funds and their shareholders are adequately protected by these restrictions on use in those instances listed above including those where contractual obligations between the Funds and the party do not exist.

     o The CCO may approve other arrangements, not described herein, under which information relating to portfolio securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds.

     o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Funds.

     o The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually, the CCO shall provide the Board of Trustees with a written report as to compliance with these policies.

PRINCIPAL HOLDERS OF FUND SHARES

     As of October 1, 2006, the following persons owned of record 5% or more of the outstanding shares of the Funds:

TFS MARKET NEUTRAL FUND

                                                         % of        Type of
Investor name and address          Number of Shares   Fund Shares   Ownership
-------------------------          ----------------   -----------   ---------
Charles Schwab & Co., Inc.          1,056,125.808        36.7%        Record
101 Montgomery Street
San Francisco, California 94104

Scottrade, Inc.                       382,045.164        13.3%        Record
FBO Huntrise Fund of Funds LLC*
1800 Bayberry Court, Suite 103
Richmond, Virginia 23226

TFS SMALL CAP FUND
                                                         % of       Type of
Investor name and address          Number of Shares   Fund Shares   Ownership
-------------------------          ----------------   -----------   ---------
Scottrade, Inc.                       323,779.110        82.0%       Record
FBO Huntrise Fund of Funds LLC*
1800 Bayberry Court, Suite 103
Richmond, Virginia 23226

*Huntrise Fund of Funds LLC, a Delaware limited liability company ("HFOF"), is the beneficial owner of the denoted shares. HFOF is controlled by the principals of the Adviser. With regards to the TFS Small Cap Fund, HFOF is considered a "control person" and, as such, HFOF's vote would determine the outcome of a meeting of shareholders.

                           ADDITIONAL TAX INFORMATION

     Each Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve a Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed in accordance with the Code. Depending on the extent of a Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities. If for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to "Qualified Dividends" for individuals.

     To qualify as a RIC, a Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

     A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     It is anticipated that amounts distributed by each Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 90-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or a Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     Any loss arising from the sale or redemption of shares of a Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of a Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

     Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Funds.

     Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

                             PERFORMANCE INFORMATION

     From  time to time  performance  information  for the Funds  showing  their average annual total returns may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a Fund will be calculated for the most recent 1, 5 and 10 year periods or, if the Fund has not been in existence for any such period, for the period since the Fund began operations. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period

(assuming   immediate   reinvestment   of  any   dividends   or  capital   gains
distributions) and annualizing the result.

     Total return is a function of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return will fluctuate and is not necessarily representative of future results. Any fees charged by financial intermediaries with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations. These fees, if charged, will reduce the actual performance from that quoted. If the Adviser voluntarily waives all or a part of its fees, the total return of a Fund will be higher than it would be in the absence of such voluntary waiver.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN

     Average annual total return is a measure of the change in value of the investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in a Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by:
(1) adding to the total number of shares purchased by a hypothetical $1,000 investment in a Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result.

     Each Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The table below shows the TFS Market Neutral Fund's average annual total returns for periods ended June 30, 2006:

                                                     Since Inception
                                        One Year   (September 7, 2004)
                                        --------   -------------------
Return Before Taxes                      20.04%          12.90%

Return After Taxes on Distributions      20.03%          12.88%

Return After Taxes on Distributions
    and Sale of Fund Shares              13.04%          11.04%

OTHER QUOTATIONS OF TOTAL RETURN

     The Funds may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. For example, the cumulative total returns of the TFS Market Neutral Fund and TFS Small Cap Fund for the periods since inception (September 7, 2004 and March 7, 2006) through June 30, 2006 were 24.57% and 3.90%, respectively. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total returns as described above.

PERFORMANCE COMPARISONS

     Advertisements, sales materials and shareholder reports may compare the performance of a Fund to the performance of other mutual funds with comparable investment objectives and policies or to various mutual fund or market indices, such as those prepared by Dow Jones & Co., Inc., Standard & Poor's, Lehman Brothers, Inc., Morgan

Stanley Capital International and Frank Russell Company, as well as data prepared by Lipper, Inc. and Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, and the Consumer Price Index. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, Pensions & Investments, and USA Today. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

     From time to time, the Funds (or the Adviser) may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement these discussions; (4)descriptions of past or anticipated portfolio holdings for the Funds; (5) descriptions of investment strategies for the Funds; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products
(including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Funds may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications. These performance examples will be based on an expressed set of assumptions and are not indicative of the performance of the Funds.

     Morningstar, Inc. rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based on a fund's historical risk/reward ratio as determined by Morningstar, Inc. relative to other funds in that fund's investment objective category or class. The one- to five-star ratings represent the following ratings by Morningstar, Inc., respectively: Lowest, Below Average, Neutral, Above Average and Highest.

                              FINANCIAL STATEMENTS

     The financial statements of the Trust as of June 30, 2006, which have been audited by Deloitte & Touche LLP, are incorporated herein by reference to the annual report of the Trust dated June 30, 2006.

APPENDIX A

                    AMENDED AND RESTATED PROXY VOTING POLICY

                            ADOPTED JANUARY 18, 2005

PURPOSE. The purpose of the policy is to describe voting procedures pertaining to all accounts over which TFS Capital LLC ("TFS") has discretionary control and the authority to vote on proxies, which includes the TFS Market Neutral Fund (the "Fund").

This Proxy Voting Policy (the "Policy") is designed to ensure that TFS and the Funds comply with the requirements under federal securities laws. Overall proxy voting will be managed in an effort to act in the best interests of TFS's clients including, without limitation, the Fund.

DEFINITION OF A PROXY. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management's policies or strategies.

MATERIALITY THRESHOLD (APPLIES FOR ALL CLIENTS EXCEPT THE FUND). TFS will generally abstain from voting proxies if the proxy pertains to a client asset that is less than or equal to 5% of the client's overall assets under TFS's discretionary control. TFS believes the use of a materiality threshold is in the best interests of the client because it will enable TFS to avoid devoting limited resource time to researching issues surrounding proxy votes that are unlikely to have a material impact on a client's account. A major consideration in developing this procedure is the fact that equity shares in TFS managed accounts are generally held for very short periods of time before portfolios are reallocated, which further reduces the chance that these votes will have a material impact. Due to the nature of its trading strategy, TFS expects to rarely respond to proxies and will generally allow votes to be cast by company management.

TFS has decided that all proxies received on behalf of the Fund, regardless of the size of the Fund's position, should be voted on. TFS will delegate this authority to an outside firm that specializes in voting proxies, JMR Financial, Inc. ("JMR"). JMR will generally vote proxies in accordance with this policy. However, they may use their discretion to deviate from the policy but must provide a written explanation supporting any vote that falls outside the recommendations of this policy.

JMR is not obligated to vote proxies on securities which a Fund has sold prior to receipt of the proxy materials. TFS does not believe it is in the Fund's best interest to dedicate considerable manpower to researching proxy issues when the Fund no longer holds the position and may never re-purchase the security.

PROXY VOTING PROCEDURES. TFS and JMR will adhere to the following procedures when casting a proxy vote:

1.   BOARD OF DIRECTORS
1.1  ELECTION OF DIRECTORS
Corporate directors have the fiduciary duties to hire, monitor, compensate and, if necessary, terminate senior management. In order to effectively discharge these duties, directors must have the necessary qualifications, a


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commitment to performing their duties, high ethical standards,  and independence from the company management that they oversee. A corporate board's effectiveness is enhanced when the board is composed of at least two-thirds independent directors and when an independent director serves as its chairperson.

The election of directors occurs in two contexts, uncontested elections or contested elections, and at two levels, for the entire board or for individual directors.

1.1.1 UNCONTESTED ELECTIONS
In the case of an uncontested election, we consider the following factors in voting on the entire board:
o The long-term financial and economic performance of the company in comparison with its peers as well as with a broader market such as the S&P 500;
o    The degree of independence of the board in its entirety;
o Whether or not the board takes actions, which are value-enhancing. Actions in opposition to this might include: awarding excessive compensation to executives or to the directors themselves, approving corporate restructurings or downsizings that are not in the company's best long-term interest, adopting take-over provisions without shareholder approval, or refusing to provide information to which the shareholders are entitled;
o Whether or not the board has implemented the proposals which were approved by a majority of the shareholders during the previous fiscal year; and

In the case of an uncontested election, we consider the following additional factors in voting on individual directors:
o The independence of the audit, compensation, and nominating committees. These committees maintain important roles in the process of management oversight and therefore should be composed entirely of independent directors (as is more fully described in the Guidelines, below);
o The performance of the audit, compensation, and nominating committees. Factors to consider include the quality of committee disclosure as well as the actions taken by the committees;
o The attendance of incumbent directors. The SEC requires companies to disclose any incumbent director who attended fewer than 75 percent of the aggregate board and applicable committee meetings during the last fiscal year. A failure to include this information is assumed to mean that all directors attended at least 75 percent of the meetings;
o The ability of the nominee to devote sufficient time and energy to carrying out the fiduciary duties of a director. Director nominees who are employed, or self-employed, on a full-time basis and who serve on boards at fewer than three other public companies, as well as nominees who are retired and who serve on boards at fewer than five other public companies are generally believed to have this ability;
o Chapter 7 bankruptcy, SEC violations, and criminal offenses by an individual director; and
o Whether or not the performance of the director on other boards has been acceptable.

1.1.2. CONTESTED ELECTION OF DIRECTORS
Greater scrutiny should be paid in those situations where a change of control is occurring in the context of a contested election for the board of directors. Contested elections generally occur when a board candidate or slate runs for the purpose of seeking significant change in corporate policy or control of the board. Competing slates should be evaluated based upon all of the factors described in the Guidelines' sections 1.1.1 Uncontested Elections as well as the following:


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

o    The background of the proxy contest;
o    The qualifications of the slate's individual candidates;
o The quality of the strategies the slate plans to implement to overcome the company's current inefficiencies as well as to enhance the company's long-term value; and
o The slate's expressed and demonstrated commitment to the interests of company shareholders.

1.2. INDEPENDENT DIRECTORS
Independence is critical to ensure that directors carry out their fiduciary duties to hire, monitor, compensate and, if necessary, terminate senior management. Weighed against this is the fact that, in a change of control situation, inside directors may be more responsive to the interests of employees and the communities in which they operate.

An independent director is one who maintains only one material relationship with the company, that of being a director. A director may be considered NOT INDEPENDENT if he or she:
o    Is, or was,  employed by the  company or by an  affiliate  in an  executive capacity;
o Is, or is affiliated with a company that is, an adviser or consultant to the company or a member of the company's senior management;
o Is, or within the past five years was, employed by a present or former auditor of the company;
o    Is  employed  by  a  customer   or  supplier   with  a  material   business
     relationship;
o Is employed by, or is affiliated with, a foundation or university that receives substantial grants or endowments from the company (e.g., in excess of $10,000 / year);
o Has a personal services contract through which it receives compensation from the company;
o Is an officer of a firm on which the company's chief executive officer or chairman is also a board member;
o Is employed by a public company at which an executive officer of the Company serves as a director; or
o    Is related to of any person described above.

1.3. EQUAL ACCESS TO THE PROXY
Proposals that give long-term shareholders the same ability as management to cost-effectively nominate directors to represent their interests, as long as these efforts do not provide a tool that can be used to facilitate hostile takeovers by short-term investors.

1.4. SEPARATE OFFICES OF CHAIRMAN & CEO
One of the principal functions of the Board of Directors is to protect shareholders' interests by monitoring and evaluating the performance of company management, including its CEO. When the Chairman of the Board is also the CEO of the company, his or her duty to oversee management is obviously compromised when he or she is required to monitor him or herself. In addition, the CEO normally determines the agenda for board meetings, controls what information the directors receive, and often dominates the selection of who sits on the board and who is a member of the board's committees. This unity of power has caused concern in governance commissions about whether or not having a CEO who is also the Chairman of the Board best serves the company's shareholders. The principal arguments in favor of a separate or non-executive chair have to do with enhancing the ability of the board to monitor the CEO's performance. It is assumed that directors will feel more at ease about raising challenges to the CEO and executing their legal responsibilities for oversight if a fellow director leads the board. In addition, fund managers seek to guard against cases


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

where a CEO seeks first to serve himself or herself and only secondarily the shareholders.

Generally proposals seeking to separate the positions of Chairman and CEO should be supported. However, under certain circumstances, such as a small-cap company with a limited group of leaders, it may be appropriate for these positions to be combined for some period of time.

1.5. LEAD INDEPENDENT DIRECTOR
At companies that have not adopted an independent board chairperson, we support the establishment of a lead independent director. In addition to serving as the presiding director at meetings of the board's independent directors, a lead director is responsible for coordinating the activities of the independent directors. At a minimum, a lead independent director helps set the schedule and agenda for board meetings, monitors the quality, quantity, and timeliness of the flow of information from management, and has the ability to hire independent consultants necessary for the independent directors to effectively and responsibly perform their duties.

1.6. BOARD AND COMMITTEE SIZE
A board that is too large may function inefficiently; conversely, a board that is too small may allow the CEO to exert excessive control. It is generally believed that the most effective board size lies within a range of five to fifteen directors.

1.7  CUMULATIVE VOTING
Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the Director candidates. Shareholders have the opportunity to elect a minority shareholder to a board not controlled by a majority shareholder through cumulative voting, thereby ensuring representation for all sizes of shareholders. Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

Cumulative voting is a method for obtaining minority shareholder representation on a Board of Directors and is a way of obtaining board independence from management and thus, is generally supported.

1.8. TERM LIMITS
Proposals to limit director terms and retirement policies may prohibit the service by directors who are otherwise qualified to serve the company. Since other Guidelines serve to hold directors to high standards, the best way to ensure a director's qualification is to elect him or her annually.

1.9. DIRECTOR LIABILITY
According to United States' state incorporation laws, corporate boards have a legal responsibility for the management of a company. The downside of this is that directors may potentially face a wide range of liability claims. State jurisdictions generally agree that directors must uphold and adhere to three basic duties vis-a-vis the companies they serve:
o The DUTY OF DILIGENCE requires that directors make business decisions on an informed basis, and act in good faith and with an honest belief that their actions were taken to serve the best interests of the corporation;
o The DUTY OF OBEDIENCE is the requirement that directors themselves must obey the law and that they must ensure that the corporation itself obeys the law. They must not commit what are called ultra vires acts - any act that is performed without the authority to


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

     commit it. In essence, directors must confine their activities within the powers conferred by the company's corporate charter and its articles of incorporation, regulations, and bylaws; and
o The DUTY OF LOYALTY requires directors to avoid conflicts of interest. They must refrain from personal activities that either take advantage of or injure the corporation.

Although these three duties set general legal parameters for directors' obligations, the courts at the same time recognize that not all actions taken by directors will benefit the corporation or in hindsight appear to have been the best course. States have therefore established what is called BUSINESS JUDGMENT RULE, which can be invoked in liability cases as a defense when directors are presented with claims of mismanagement or breach of care. This rule focuses on the duty of diligence surrounding the actual process of decision making and de-emphasizes the decision outcome: "the business judgment rule provides that courts should not examine the quality of the directors' business decisions, but only the procedures followed in reaching that decision, when determining director liability."

Management proposals occasionally seek to amend a company's charter to limit or eliminate the personal liability of directors for monetary damages for any breach of fiduciary duty to the fullest extent permitted by law. However, the great responsibility and authority of directors justifies holding them accountable for their actions.

In determining whether or not to support such proposals, we consider the following factors:
o    The performance of the board;
o The independence of the board and its audit, compensation and nominating committees; and
o    Whether or not the company has anti-takeover devices in place.

We may support  liability-limiting  proposals  when the  company  satisfactorily
argues  that  such  action  is  necessary  to  attract  and  retain   directors.
Liability-limiting  proposals are generally  opposed for:
o    Breach of the duty of loyalty;
o Omissions not done in good faith or acts done intentionally or in violation of the law;
o    Acts involving unlawful purchase or redemption of stock;
o    Payment of unlawful dividends;
o    Receipt of improper personal benefits;

In addition, limiting liability for directors when litigation is pending against the company is generally opposed.

1.10. INDEMNIFICATION
Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for his or her acts or omissions, but the company will bear the costs for the director's conduct.

We may support indemnification proposals if the company can demonstrate the need to retain qualified directors and not compromise their independence. Generally indemnification proposals are voted in the following manner:
o Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.


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

o Vote AGAINST indemnification proposals that insulate directors from actions that they have already taken.
o Vote FOR those proposals that provide coverage for cases when a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company.


1.11. OUTSIDE DIRECTOR COMPENSATION & BENEFITS
Shareholder evaluation of director compensation is especially important since directors are responsible for compensating themselves. We support compensating directors in a fashion that rewards excellent service and in a manner that does not compromise the independence of directors. To enhance directors' independence from management, director compensation plans should be separate from executive compensation plans and should be voted on separately by shareholders. Excessively large compensation packages may also make directors less willing to challenge management out of fear of not being re-nominated. Directors who receive pensions based upon years of service as directors are less likely to challenge management if they perceive that such action might reduce the possibility of vesting. Direct stock ownership is the best way to align the interests of outside directors and shareholders. Accordingly, a significant proportion of director compensation should be in the form of stock. Directors should be subject to reasonable equity holding requirements. In addition to these conditions, director compensation plans should be evaluated using the same standards as apply to executive compensation plans.

1.12. BUSINESS DEVELOPMENT
Shareholders have introduced proposals asking for further disclosures on the role that the boards of directors play in developing business. We generally support proposals asking for such additional disclosure.


2.   CORPORATE GOVERNANCE & CHANGES IN CONTROL
Issues in this section have the potential to significantly impact the value of the client's investments. We review each issue in this section on a case-by-case basis and make a decision based upon what is in the long-term economic best interest of our clients.

Some of the proposals involving the issues in this section occur in the context of an impending or ongoing contest for company control. Other proposals can have a direct effect on the likelihood of material transactions such as tender offers, leveraged buyouts, mergers, acquisitions, restructurings, and spin-offs. In determining how to vote, we undertake an analysis of the long-term business plans of the competing parties as well as a cost/benefit analysis of the likely economic result of a change of control or material transaction.

With regard to corporate governance proposals not in the context of an impending or ongoing contest for corporate control, we consider the impact of the vote on the clients assets as well as the ability of shareholders to hold management accountable for corporate performance.

2.1. INCREASING AUTHORIZED COMMON STOCK
We may support management proposals requesting shareholder approval to increase in the number of shares of authorized common stock when management provides persuasive justification for the increase and the amount of this increase is reasonable. Providing adequate shares for a stock split is justification for an increase whereas additional shares to implement a poison pill or other takeover defense probably do not justify such an increase. Stock authorizations that increase the existing authorization by


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

more than 50% are generally opposed unless very specific criteria and/or extenuating circumstances are involved.

2.2. REVERSE STOCK SPLITS
We may support a reverse stock split if management provides a reasonable justification for the reduced split and reduces authorized shares accordingly. Reverse stock splits exchange multiple shares for a lesser amount to increase the share price. Increasing share price is sometimes necessary to restore a company's stock price to a level that will allow it to be traded on the national stock exchanges, and can thus help to maintain stock liquidity. Failure to reduce authorized share as part of a reverse split, however, effectively results in an increase in authorized shares.

2.3. BLANK-CHECK PREFERRED STOCK
Blank check preferred stock is preferred stock that includes broad powers granted to directors to establish voting, dividend and other rights without shareholder review. We may generally oppose requests that authorize Blank-check preferred stock especially when it may be used as an anti-takeover device.

2.4. TRACKING STOCK
We may oppose management proposals to issue tracking stocks designed to reflect the performance of a particular business segment. Tracking stocks can be problematic in that they bring the likelihood of creating conflicts of interest between shareholders, directors, and management as the board is placed in the position of having to balance competing sets of interests under a single fiduciary authority.

2.5. REINCORPORATION
We may vote in favor of reincorporation to another jurisdiction as long as there is a sound justification for doing so and there is no significant diminution of corporate governance or management accountability. We may also vote for proposals which block or prohibit companies from reincorporating in tax havens and support proposals which urge companies to reincorporate to the US.

We may oppose reincorporation when it may be used as a takeover defense or as a method to limit director liability.

2.6. SHAREHOLDER RIGHTS PLANS
We may support the legitimate use of shareholder rights plans, typically known as poison pills. The evaluation of these plans should focus on whether or not management puts the plan to a periodic vote of the shareholders, preferably every three years, as well as whether or not the acquisition attempts thwarted by the pill could be detrimental to the long term interests of the company. In addition, we consider the threshold for triggering a poison pill, and may oppose any plan with a threshold of less than 20 percent of a company's shares.

2.7. SUPERMAJORITY VOTING REQUIREMENTS
We review supermajority proposals on a case-by-case basis, weighing the consideration that supermajority voting requirements may be used to undermine voting rights and entrench management against the potential benefit, in some circumstances, of protecting the interests of minority or outside shareholders. Generally, management proposals to require a supermajority vote and support shareholder proposals to lower supermajority voting requirements may be opposed.

2.8. DUAL CLASS VOTING
Dual Class Voting is the issuance of new classes of stock with unequal voting rights. This voting system is often designed to enhance the voting rights of company insiders and is common in family controlled companies.


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

Dual Class Voting may entrench management at the expense of shareholders. We consider the impact on share value, the impact of creating unequal voting rights, as well as the principle of one share - one vote when voting on such a proposal.

2.9. CONFIDENTIAL VOTING & INDEPENDENT TABULATION OF VOTING
The purpose of confidential voting is to protect shareholders from management pressure to change their votes before the shareholder meeting at which those votes are cast. Proxy voting must be protected from management coercion and use of corporate funds to lobby shareholders to change their votes.

2.10. SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS
In evaluating this issue, we weigh the importance of shareholders' need to raise important issues against the potential for facilitating changes in control at the company. Generally, we may oppose any attempts to limit and eliminate such rights if they already exist in a company's by-laws, and may support resolutions that seek to restore these rights.

2.11. MERGERS AND ACQUISITIONS
In determining its votes on mergers and acquisitions, we consider the following factors:
o    The potential impact of the merger on long-term corporate value;
o    The anticipated financial benefits of the merger;
o    The offer price;
o    How was the deal negotiated;
o    Any changes in corporate governance and their impact on shareholder rights;
     and
o The impact on important stakeholders of both companies, including employees and communities.

2.12. FAIR-PRICE PROVISIONS
Fair price provisions help to guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender their holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders and are generally supported. However, we also consider the provision's potential for minimizing the company's debt and the resulting impact on the long-term value of holdings in the event the shareholders do not tender.

2.13. GREENMAIL PAYMENTS
Greenmail is the name given to certain discriminatory share repurchases. Typically, it refers to the payments that a raider receives from a company in exchange for the raider's shares in addition to a guarantee that he or she will terminate his or her takeover bid. These payments are usually a premium above the market price, so while greenmail may ensure the continued independence of a company, it discriminates against other shareholders. Buying out the shares of one shareholder at a price not available to others is unfair. The payment of greenmail may also have an adverse effect on the company's image. Economic studies show that greenmail devalues a company's stock price. When voting on this issue, we take into account whether or not the greenmail payments discriminate against some shareholders and whether or not the payments reduce shareholders' value. If the greenmail payments fail to serve the long-term economic interests of the company, such payments may be opposed.


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

3.   EMPLOYEE RELATED PROPOSALS

3.1. EMPLOYEE STOCK PURCHASE PLANS
Employee Stock Purchase Plans promote a linkage between a company's employees and its shareholders. We generally support such proposals.

3.2. HIGH-PERFORMANCE WORKPLACES
High-performance workplace practices can contribute to a company's productivity and therefore to its long-term financial performance. These practices include: employee training, direct employee involvement in decision-making, compensation linked to performance, workplace security, and a supportive work environment. We generally support proposals encouraging high-performance workplace practices provided that they are deemed to be in the shareholders' best interests.

3.3. PENSION CHOICE
A number of companies have recently faced controversy as they converted traditional defined benefit plans into cash-balance plans. Traditional plan benefits accrue based on a percentage of base salary multiplied by the number of years of service, multiplied by the final five-year average base pay. Cash-balance plans reserve a fixed percentage of base salary plus interest and are portable. Conversions to cash-balance plans often hurt older workers and may be motivated by a company's desire to inflate its book profits by boosting surpluses in its pension trust funds. We evaluate each proposal and vote for proposals deemed to be in the shareholders' best interests.


4.   EXECUTIVE AND DIRECTOR COMPENSATION
Executive compensation should reward executives for superior performance while ensuring that the long-term interests of the company and its shareholders are being best served. To this end, executive compensation plans should be structured with consideration for the company's goals for growth and development; the individual executive's performance; the various compensation plan features; and the potential dilution of shareholders' voting power and economic value which would occur if the compensation plan were implemented. It is the structure of an executive's compensation package which most influences whether he or she will focus on boosting the corporation's day-to-day share price or will concentrate on building long-term corporate value.

Many experts agree that pay-for-performance should be the central theme of every executive compensation plan. Pay-for-performance rewards executives for meeting explicit and demanding performance goals, as determined by the board of directors, and penalizes them for failing to meet those goals.

In determining an executive's performance goals, the board should focus on the ways in which the executive might individually contribute to the growth and development of the company as well as how the executive might be instrumental in maximizing shareholder wealth.

The best  measures of  shareholder  wealth  maximization  are Market Value Added
(MVA) and Economic Value Added (EVA). Shareholder wealth is maximized by maximizing the difference between the market value of the firm's stock and the amount of equity capital that is supplied by shareholders. This difference is MVA. Whereas MVA measures the effects of managerial efforts since the very inception of a company, EVA focuses on managerial effectiveness in a given year and is therefore the more appropriate measure to use to evaluate the executive's contributions to maximizing shareholder wealth. A firm adds value - that is, has a positive EVA - if its return on invested capital is greater than its weighted average cost of capital. If an executive's compensation plan is structured so that the executive


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

focuses on creating positive EVA in all of the projects under his or her control, this will help to ensure that he or she will operate in a manner which is consistent with maximizing shareholder wealth.

Executive compensation packages are generally composed of annual salary, annual incentive awards, long-term incentive awards, stock options, and other forms of equity compensation.

4.1. STOCK OPTION PLANS
Proponents of including stock options in executive compensation plans argue that options serve to attract, retain, and motivate qualified executives. These individuals take the position that options align management and shareholder interests and encourage executives to maximize shareholder value. In addition, these individuals maintain that when stock options are performance-based they generally are not subject to the limits contained in the 1993 Tax Law, Section 162(m), which caps income tax deductions for executive salaries at $1 million.

However, stock options are sometimes abused and often have unintended and unacknowledged consequences. Opponents of stock options argue that most executives are adequately paid through salaries and cash incentive plans. In addition, these individuals maintain that stock options have an unlimited upside potential and no downside risk for executives. Whereas, shareholders bear all of the risk of stock options in terms of both economic value and voting power dilution. Furthermore, these individuals hold that stock options may harm long-term shareholder interests by motivating executives to focus on short-term expense-reduction strategies, such as cutting important research and development plans, or on undertaking overly risky projects all in an attempt to temporarily inflate stock prices and the net value of their options. Lastly, these individuals assert that stock options do not necessarily align executive interests with those of shareholders. For these reasons, stock options are often not believed to be an appropriate form of compensation for executives.

If companies choose to use stock options for executive compensation, certain safeguards should be in place. These features include stock option expensing, performance-based stock options, share holding requirements, acceptable dilution levels, and a prohibition on retroactively repricing stock options.

When voting on management proposals relating to stock options, we consider the criteria defined below (Items 4.1.1 through 4.1.9.).

4.1.1. PERFORMANCE-BASED
Performance-based stock options tie compensation to company performance more closely than they tie compensation to the stock market, which standard stock options do. As a result, participants in performance-based stock option plans are rewarded only when company shareholders also benefit.

Performance-based stock options are defined as one of the following:
o PERFORMANCE VESTING STOCK OPTIONS - grants which do not vest or become exercisable unless specific price or business performance goals are met;
o PREMIUM PRICED STOCK OPTIONS - grants with an option exercise price higher than fair market value on date of grant;
o INDEX OPTIONS - grants with a variable option exercise price geared to a relative external measure such as a comparable peer group or S&P industry index; or
o PERFORMANCE ACCELERATED STOCK OPTIONS - grants whose vesting is accelerated upon achievement of specific stock price or business performance goals.


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

There is a lot of support for compensation policies which provide challenging performance objectives and which motivate executives and directors to maximize long-term shareholder value. As a result, institutional investors are increasingly urging that, in order to align the interests of executives with those of shareholders, some portion of the stock option grants to executives and directors should be performance-based.

Premium-priced and performance-vesting options encourage executives and directors to set and meet ambitious but realistic performance targets. Indexed options may have the added benefit of discouraging repricing in the event of an industry downturn. In addition, when stock options are performance-based they generally are not subject to the limits contained in the 1993 Tax Law, Section 162(m), which caps income tax deductions for executive salaries at $1 million. To ensure the full-tax deductibility of executive pay, companies now tend to pay amounts in excess of $1 million to executives in the form of incentive-based pay such as stock or stock options.

4.1.2. EXPENSING
A failure to properly account for stock options as a compensation expense has promoted the excessive use of stock options for executive compensation at some companies. This practice also obscures and understates the cost of excessive executive compensation. We generally only support the use of stock options if the stock options are fully expensed.

4.1.3. DILUTION
Stock option plans dilute company earnings, as well as shareholders' voting power and economic value. The amount of acceptable dilution varies, but any proposal which could potentially cause a total dilution of either outstanding voting power or outstanding shareholders' equity greater than 10 percent may be opposed. Higher levels of dilution may be acceptable for plans that are particularly broad-based or have especially challenging performance-based objectives.

4.1.4. GRANT RATES
In determining how to vote on a stock option plan, we consider whether or not past equity compensation grants to senior executives were within reason and prudent. Repeatedly providing large grants may lessen the options' incentive value and may needlessly dilute the company's shares. Equity compensation plans generally should not exceed an annual stock option grant rate of one percent of shares outstanding to senior executives. Higher grant rates may be acceptable for plans that are particularly broad-based or have especially challenging performance-based objectives. We may also oppose plans that reserve a specified percentage of outstanding shares for award each year (known as an evergreen plan) instead of having a termination date.

4.1.5. REPRICING
We generally may oppose any stock option plan that does not explicitly prohibit repricing, unless the company has adopted a policy against repricing. Similarly we may oppose the replacement of underwater stock options with new option grants at a lower exercise price. In both circumstances executives would be rewarded for the poor performance of the company's stock, undermining the intention of stock option awards.

4.1.6. RELOADS
Reload grants give stock option recipients additional stock options to replace the options that have been exercised. Reloading options make it possible for the recipient to lock-in increases in stock price with no attendant risk, a benefit not available to other shareholders. Stock


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

option reloads also contribute to excessively large compensation packages and increase stock option dilution. Lastly, reload features transfer responsibility for new option grants from directors to the executives who are exercising their options.

4.1.7. BROAD-BASED
In determining how to vote on a stock option plan, we consider whether or not a proposed plan is available to a broad base of employees. Plans, which are targeted to only the top executives of a company, create disparities in the workplace, which may adversely affect employee productivity and morale. We generally oppose plans if a significant proportion of option shares granted the previous year were issued to the top five executives.

4.1.8. HOLDING PERIOD
Equity compensation awards are intended to align management interests with those of shareholders. Allowing executives to sell their shares while they are employed by the company undermines this purpose. Executives should be required to hold a substantial portion of their equity compensation awards, including any shares received from option exercise, while they remain employed by the company.

4.1.9. COMPLEXITY
Some plans are needlessly complex, inconsistent, and complicated, or weaken performance criteria by providing directors with excessive discretionary power. We may oppose plans that allow pyramiding (using shares obtained from the exercise of each option to purchase additional shares covered under the plan), gross-ups (in which the company provides cash or additional options to cover the tax-liability of options), or acceleration of the vesting requirements of outstanding awards. We may also oppose plans which bundle several kinds of awards into one plan or which do not provide clear guidelines for the allocation of awards to executives.

4.2. RESTRICTED STOCK
Many agree that best way to align the interests of executives with shareholders is through direct stock holdings, coupled with at-risk variable compensation that is tied to explicit and challenging performance benchmarks. Performance-vesting restricted stock is a compensation plan feature which not only increases executives' direct share holdings, but also incorporates at-risk features. In an effort to reward performance and not job tenure, restricted stock vesting requirements should be performance-based. Such plans should explicitly define the performance criteria for awards to executives and may include a variety of corporate performance measures in addition to the use of stock price targets. In addition, executives should be required to hold their vested restricted stock as long as they remain employees of the company.

We may support the use of performance-vesting restricted stock as long as the absolute amount of restricted stock being granted is a reasonable proportion of an executive's overall compensation.

4.3. PROPOSALS ON BASE COMPENSATION
Annual salaries and other forms of guaranteed pay should be reasonable for the recruitment and retention of executives. Section 162(m) of the Internal Revenue Code limits the tax deductibility of executive compensation in excess of $1 million unless it is performance-based. We may support proposals which address this limitation as well as those which establish reasonable levels of executive base compensation.

4.4. PROPOSALS ON VARIABLE COMPENSATION
We support enhanced disclosure and shareholder oversight of executive benefits and other perquisites. In addition, we may oppose the provisions


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

of any perquisite or benefit to executives which exceeds what is generally offered to other company employees.

4.5. GOLDEN PARACHUTES
Golden parachutes, which are severance packages contingent upon a change in control, may be detrimental to shareholder interests. Proponents argue that golden parachutes ensure that executives will continue to devote their time and attention to the business, despite the threat of potential job loss due to a change in control. Golden parachutes ensure that executives will not oppose a merger that might be in the shareholders' best interests but may cost the executives their jobs.

However, since parachutes assure covered executives of specified benefits, they may reduce management accountability to shareholders and reduce their incentives to maximize shareholder value during merger negotiations. Golden parachutes may also be unnecessary and a waste of corporate assets. In light of these negatives, companies should ban or put to shareholder approval all future golden parachutes.

Any severance plan or stock option "change in control" vesting feature should be contingent upon the completion of a merger, rather than the lesser standard of shareholder approval of a merger.

4.6. PROPOSALS SEEKING GREATER TRANSPARENCY AND OVERSIGHT
Shareholders benefit from full disclosure of all forms of compensation received by senior executives. Requiring shareholder approval of important compensation matters also provides an important safeguard against excessive executive pay.

4.7. PROPOSALS SEEKING ALTERNATIVE PERFORMANCE MEASURE
These shareholder proposals seek to link executive compensation to the company's achievement of objectives to improve the company's long-term performance and sustainability. We may support such proposals provided that the objectives are evaluated in addition to the traditional financial measures of company performance in determining executive compensation.

4.8. DISCLOSING OR RESTRICTING EXECUTIVE COMPENSATION
Proposals which link executive compensation, benefits, and perquisites to the long-term goals of the company should be supported. In addition, proposals that seek to expand disclosure of executive compensation, benefits, and perquisites are of value to shareholders as long as such disclosure is not unduly burdensome on the company. In general, we may oppose the provision of any perquisite or benefit to executives that exceeds what is generally offered to other company employees.


5.   CORPORATE RESPONSIBILITY
Corporate Responsibility shareholder proposals are based on the premise that, in order to succeed over the long-term, companies need to treat employees, suppliers, and customers well; need to be environmentally responsible; and need to be responsive to the communities in which they operate. In general, we may support such proposals as long as they contribute to or have no adverse effect upon the long-term economic interests of the company.

5.1. SPECIAL POLICY REVIEW & SHAREHOLDER ADVISORY COMMITTEES
Such policy committees are usually established by boards of directors to address broad corporate policy and to address issues on matters including shareholder relations, the environment and health and safety issues. We generally support proposals calling for the formation of such committees given the fact that this creates a method for effecting shareholder influence on companies.

5.2. CORPORATE CONDUCT, INTERNATIONAL LABOR STANDARDS, AND HUMAN RIGHTS
We generally support shareholder proposals which address corporate responsibility relating to environmental, labor and human rights standards as long as the proposals contribute to or have no adverse impact upon the long-term interests of the company.

5.3. ADOPTION OF "CERES PRINCIPLES"
CERES Principles call for the companies to protect the environment and the health and safety of the companies' employees. We generally support proposals of this kind that contribute to or have no adverse impact upon the long-term interests of the company.

5.4. LEGAL & REGULATORY COMPLIANCE
Legal and regulatory compliance proposals call upon companies to comply with, and report on, government mandates relating to non-discrimination; health and safety; affirmative action; environmental issues; labor protections; and other policies and practices that affect long-term company performance. In general we support such proposals that contribute to or have no adverse impact upon the long-term interests of the company.

5.5. SUPPLIER STANDARDS
Supplier standards proposals call on companies to institute a review process to ensure that they do not do business with suppliers that fail to comply with all applicable laws. In general, we may support such proposals.

5.6. FAIR LENDING
Fair lending proposals call for financial institutions to affirmatively comply with fair-lending regulations and statutes, institute or report on overall fair-lending policies or goals by the parent and financial subsidiaries of the corporation, or disclose lending data to shareholders and the public. It is important for financial institutions to examine the risks inherent to their fair-lending compliance practices, to institute corrective steps and safeguards, if necessary, and to report to shareholders on their findings and activities in this regard. We may generally support proposals seeking such actions.

5.7. BUSINESS STRATEGY
Shareholders have introduced proposals asking boards to examine the impact of particular business strategies on long-term corporate value in light of changing market conditions, and to report back to shareholders. We generally support enhanced disclosure to shareholders on how the company addresses issues that may present significant risk to long-term corporate value. We also generally support proposals which seek board review of business strategies that may not contribute to building long-term corporate value, so long as these proposals do not impose undue costs on the corporation.

5.8. ANALYST INDEPENDENCE
Recent investigations by the Securities Exchange Commission and the New York State Attorney General exposed widespread conflicts of interest involving investment banking practices at many financial services companies. We believe that these conflicts have helped to undermine investor confidence in the capital markets in general and investor confidence in the financial services industry in particular. Several recent shareholder proposals have urged financial service companies to effectively manage investment banking related conflicts of interest by formally separating the company's investment banking business from the company's sell-side analyst research and IPO allocation process, or by taking other measures. We generally support such proposals.

6.   AUDITORS

Independent auditors play the important role in the capital markets of helping to protect the integrity and reliability of corporate financial reporting. The independent audit and resulting opinion letter are intended to enhance investors' confidence that the financial statements on which they rely provide an accurate picture of a company's financial condition. Recent accounting scandals illustrate the consequences for investors when this audit process breaks down.

 When a company engages its audit firm to perform non-audit services, this may compromise the independence of the audit firm, and may give rise to questions and concerns about the integrity and reliability of the auditor's work. Both the type and the amount of work performed for a company by its outside audit firm must be scrutinized. Real and perceived auditor conflicts are most serious when non-audit services constitute a significant percentage of the total fees paid by the company to the auditor, or when the nature of these non-audit services places the auditor in the role of advocate for the company, or its executives.

We might consider that companies should only engage their auditors to perform audit services. However, the performance of certain non-audit services might not necessarily compromise the independence of the audit process.

6.1. AUDITOR RATIFICATION
We may vote against ratification of the auditors when:
o There is reason to believe that the company's auditors have become complacent in the performance of their auditing duties;
o There has been a change in auditors from the prior years and it is determined that the cause is a disagreement between the company and the terminated auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or practice;
o The auditor provides advice on tax avoidance strategies, as disclosed in the qualitative discussion of tax services, or any other tax or other service that the voting fiduciary believes places the auditor in the role of advocate for the company or its executives;
o The fees for non-audit services account for a significant percentage of total fees. When fees for non-audit services are more than 20% of total fees there should be concern, and when non-audit services exceed 50% of total fees it is inappropriate and a serious threat to auditor independence. In determining the appropriate threshold at a particular company, the voting fiduciary should consider the nature of the non-audit services provided and the level of detail provided in the qualitative descriptions of non-audit fees; and
o    A company has had the same audit firm for more than seven years.

We recognize that a vote against ratification of the auditor based upon the above standards may raise concerns about the performance of the audit committee. When these concerns are serious, we may also consider withholding votes for directors serving on the audit committee.

6.2. SHAREHOLDER PROPOSALS RELATING TO AUDITORS
We may support shareholder proposals to enhance auditor independence, including those that complement or strengthen the minimum acceptable standards established above.

7.   OTHER ISSUES
If an issue is to be voted on that has not been previously addressed, we will look at the issue on a case-by-case basis and make the vote in what we feel is in the best interest of the client.

CONFLICTS OF INTEREST. TFS will devote a reasonable amount of time to researching the key issues surrounding a vote and will vote in a manner deemed to be in the best interests of its clients. TFS does not expect many conflicts of interest to exist given the clear guidelines for casting votes on behalf of clients and the limited amount of discretion that will be used. Moreover, TFS will not be concerned with potential conflicts of interest for votes cast on behalf of the Fund by JMR. Given that JMR is a separate firm from TFS and will vote independently from TFS, no conflicts should arise with regard to votes cast on behalf of the Fund.

If a material conflict of interest exists, TFS will always endeavor to put the client's interests ahead of its own interests and those of its employees. If a material conflict of interest arises between two clients of TFS, then TFS will endeavor to act in the best interests of each client individually based on each client's financial goals and objectives.

Recordkeeping.
-------------

A.   ADVISER DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

     Rule 206(4)-6 requires TFS to disclose in response to any client request how the client can obtain information from TFS on how its securities were voted. TFS has disclosed in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to TFS. Upon receiving a written request from a client, TFS will provide the information requested by the client within a reasonable amount of time.

     Rule 206(4)-6 also requires TFS to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. TFS will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, TFS will provide a copy of this policy within a reasonable amount of time.

     If approved by the client, this policy and any requested records may be provided electronically.

B.   FUND DISCLOSURE

     DISCLOSURE OF FUND POLICIES AND PROCEDURES WITH RESPECT TO VOTING PROXIES RELATING TO PORTFOLIO SECURITIES

     The Fund's Statements of Additional Information ("SAI") on Form N-1A will briefly disclose the Fund's Policy to its shareholders. The Fund's Policy will be attached to the SAI as an appendix. In addition, the Fund will notify shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified telephone number, by reviewing the Fund's shareholder reports, and by reviewing filings available on the SEC's website at HTTP://WWW.SEC.GOV. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

     DISCLOSURE OF THE FUND'S COMPLETE PROXY VOTING RECORD

     Beginning after June 30, 2005, the Fund will disclose to its shareholders - in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended - on Form N-PX, the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

     The Fund must disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

          (i)  The name of the issuer of the portfolio security;
          (ii) The exchange ticker symbol of the portfolio security;
         (iii) The  Council  on  Uniform  Security   Identification   Procedures
               ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
          (iv) The shareholder meeting date;
          (v)  A brief identification of the matter voted on;
          (vi) Whether matter was proposed by the issuer or by a security holder;
         (vii) Whether the Fund cast its vote on the matter;
        (viii) How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
          (ix) Whether the Fund cast its vote for or against management.

     The Fund will make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website. If the Fund discloses its proxy voting record on or through its website, the Fund must post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

     The Fund will also include in its annual and semi-annual reports to shareholders as well as its SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or on or through the Fund's website at a specified Internet address or both and (2) on the SEC's website. If the Fund discloses that is proxy voting record is available by calling a toll-free (or collect) telephone number, it must send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to equally prompt delivery.

C.   TFS RESPONSIBILITY

     TFS shall keep the following records for a period of at least five years, the first two in an easily accessible place:

          (i)  A copy of this Policy;
          (ii) Proxy Statements, Annual Reports, and Proposals received regarding client securities;
         (iii) Records of votes cast on behalf of clients;
          (iv) Any documentation prepared by the Adviser that was material to making a decision how to vote, or that memorialized the basis for the decision (notes of which will normally to be documented on the proxy statement or ballot);
          (v)  Records of client requests for proxy voting information, and
          (vi) With respect to the Fund, a record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

     The Fund shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by the Adviser. These records may be kept as part of the Adviser's records.

     TFS may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by TFS that are maintained with a third party such as a proxy voting service, provided that TFS has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                               TFS SMALL CAP FUND

                            TFS MARKET NEUTRAL FUND

                          ----------------------------
                              EACH A SERIES OF THE
                          TFS CAPITAL INVESTMENT TRUST
                          ----------------------------





                                 ANNUAL REPORT

                                 JUNE 30, 2006








           [GRAPHIC OMITTED]         TFS
                                     CAPITAL


           For more information or assistance in opening an account, please call toll-free 1-888-534-2001.

LETTER TO SHAREHOLDERS
================================================================================

Dear Investor,

Enclosed is the Annual Report to shareholders of the TFS Market Neutral Fund (ticker: TFSMX) and the TFS Small Cap Fund (ticker: TFSSX) (individually, a "Fund," and collectively, the "Funds") for the fiscal period ended June 30, 2006. On behalf of the investment manager, TFS Capital LLC, ("TFS") I'd like to thank you for your investment. We appreciate your commitment to our mutual funds and we will work hard to further strengthen your confidence in us as an investment manager. Below are performance highlights for the mutual funds managed by TFS along with commentary from the portfolio managers. Additional information on our firm and our investment products can be obtained at www.TFSCapital.com. Please note that TFS also serves as portfolio manager to two private funds ("hedge funds") that were launched in 2001. Performance figures for these funds are available to qualified investors upon request.

TFS MARKET NEUTRAL FUND (TICKER: TFSMX)

For the fiscal year ended June 30, 2006, TFSMX had an annual return of 20.04% and an annualized standard deviation of 5.86%. This performance compared favorably to its benchmark, the S&P 500 Index, which had a return of 8.63% and a standard deviation of 10.51%. During the fiscal year, TFSMX produced an annual return equal to 232% of the S&P 500 Index while subjecting investors to only 56% of the volatility, or risk.

As observed from the chart below, TFSMX also performed favorably relative to the S&P 500 Index from inception through the fiscal year end of June 30th, 2006. During this time, TFSMX generated a 12.90% average annual return and an annualized standard deviation of 5.68% whereas the S&P 500 Index generated a 9.12% average annual return and an annualized standard deviation of 10.52%.

--------------------------------------------------------------------------------

                             RISK/RETURN COMPARISON

                          (9/7/2004 THROUGH 6/30/2006)

                               [GRAPHIC OMITTED]


                              TFS Market Neutral Fund        S&P 500
                              -----------------------        -------
Annualized Return                     12.90%                  9.12%
Annualized Standard Deviation          5.68%                 10.52%
--------------------------------------------------------------------------------

The Fund's performance for the one year period ended June 30, 2006 as well as for the since inception period has placed it at, or near, the top of Morningstar's new `long-short' category since the category's introduction in March of 2006.

As described in its prospectus, TFS borrows and sells securities short on behalf of TFSMX to enhance the Fund's performance and also to create a hedge in an effort to minimize market exposure. During the fiscal year, the Fund's beta equaled 0.26 versus the S&P 500 Index indicating a low level of exposure to the U.S. equity market. We targeted a ratio of long dollars to short dollars of 1.5 throughout the period. This ratio was intended to be static in order to achieve a consistently low level of market exposure which we believe produces more stable returns. TFS considers an ongoing hedge, which acts like an insurance policy against a decline in the stock market, to be an indispensable characteristic of the Fund. This characteristic makes it very different than other long-short funds that attempt to time the market by dramatically alternating their market exposure from time to time. The Fund did benefit marginally from the rise in the overall market given its slight long bias (positive beta) during the period.

TFS SMALL CAP FUND (TICKER: TFSSX)

From inception on March 7th, 2006 through the fiscal year end of June 30th, 2006, the TFS Small Cap Fund generated a total (non-annualized) return of 3.90%. The Fund's objective is to outperform the Russell 2000 Index which produced a 0.90% return during the period. Given that TFSSX was able to generate significant separation from its benchmark through less than 4 months of history, we are very encouraged by the results. It is also noteworthy that the Fund achieved this performance while having a beta versus the Russell 2000 Index of only 0.89, indicating that risk-adjusted performance would demonstrate even more favorable separation.

Investors in both Funds should realize that we view our recent performance to be abnormally good given an annual return goal of roughly 8-10% for TFSMX and a goal for TFSSX of simply outperforming the Russell 2000 Index. Consequently, we do not anticipate being able to continue providing the same degree of abnormal, or enhanced, returns.

For both Funds, there were no material changes to the investing strategy during the period that impacted performance. Performance was generated through the careful application of our proprietary trading models. As described in the prospectus, TFS Capital LLC develops quantitative models through rigorous historical analysis of the stock market. These models help the manager make objective decisions that we believe improve performance. Please contact us if you have any questions about this commentary or would like to discuss any topics in greater detail.

Best regards,


Larry S. Eiben
Chief Operating Officer
TFS Capital LLC

TFS MARKET NEUTRAL FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
            IN THE TFS MARKET NEUTRAL FUND VERSUS THE S&P 500 INDEX

                               [GRAPHIC OMITTED]


                TFS MARKET NEUTRAL FUND           S&P 500 INDEX
                -----------------------           -------------

                 9/7/2004   $  10,000          9/7/2004  $  10,000
                9/30/2004      10,240         9/30/2004      9,951
               10/31/2004      10,280        10/31/2004     10,103
               11/30/2004      10,420        11/30/2004     10,511
               12/31/2004      10,347        12/31/2004     10,869
                1/31/2005      10,427         1/31/2005     10,604
                2/28/2005      10,467         2/28/2005     10,827
                3/31/2005      10,297         3/31/2005     10,636
                4/30/2005      10,067         4/30/2005     10,434
                5/31/2005      10,207         5/31/2005     10,766
                6/30/2005      10,377         6/30/2005     10,781
                7/31/2005      10,728         7/31/2005     11,182
                8/31/2005      10,698         8/31/2005     11,080
                9/30/2005      10,748         9/30/2005     11,170
               10/31/2005      10,718        10/31/2005     10,984
               11/30/2005      10,868        11/30/2005     11,399
               12/31/2005      10,955        12/31/2005     11,403
                1/31/2006      11,455         1/31/2006     11,705
                2/28/2006      11,495         2/28/2006     11,737
                3/31/2006      11,766         3/31/2006     11,883
                4/30/2006      12,056         4/30/2006     12,042
                5/31/2006      12,026         5/31/2006     11,696
                6/30/2006      12,457         6/30/2006     11,712


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                  --------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(a)
                       FOR THE PERIODS ENDED JUNE 30, 2006

                           1 Year   Since Inception(b)
                           ------   ------------------
                            20.04%       12.90%
                  --------------------------------------------

(a) The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  Initial public offering of shares was September 7, 2004.

TFS SMALL CAP FUND
PERFORMANCE INFORMATION (UNAUDITED)
================================================================================

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                TFS SMALL CAP FUND VERSUS THE RUSSELL 2000 INDEX


                               [GRAPHIC OMITTED]

             TFS SMALL CAP FUND            RUSSELL 2000 INDEX
             ------------------            ------------------
             3/7/2006  $ 10,000             3/7/2006  $ 10,000
            3/31/2006    10,580            3/31/2006    10,623
            4/30/2006    10,730            4/30/2006    10,622
            5/31/2006    10,160            5/31/2006    10,025
            6/30/2006    10,390            6/30/2006    10,090


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


                  --------------------------------------------
                                 TOTAL RETURN(a)
                               SINCE INCEPTION(b)

                        (for period ended June 30, 2006)
                        --------------------------------
                                     3.90%
                  --------------------------------------------



(a) The total return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  Initial public offering of shares was March 7, 2006.

TFS MARKET NEUTRAL FUND
PORTFOLIO INFORMATION
JUNE 30, 2006 (UNAUDITED)
================================================================================

                    TFS MARKET NEUTRAL FUND VS S&P 500 INDEX
                              NET SECTOR EXPOSURE*

                               [GRAPHIC OMITTED]

                                          TFS MARKET         S&P 500
                                         NEUTRAL FUND         INDEX
                                     -----------------------------------
Consumer Discretionary                      -11.0%            10.2%
Consumer Staples                             -1.0%             9.6%
Energy                                        0.4%            10.2%
Financials                                    5.4%            21.4%
Health Care                                  -5.6%            12.3%
Industrials                                  13.5%            11.7%
Information Technology                        8.8%            14.9%
Materials                                     2.3%             3.1%
Real Estate Investment Trusts                 1.1%             0.0%
Telecommunication Services                    5.4%             3.3%
Utilities                                     1.3%             3.4%
Closed-End Funds                             14.3%             0.0%


* The net percentages for the TFS Market Neutral Fund are computed by taking the net dollar exposure, including short positions, and dividing by the net assets of the Fund. Consequently, the percentages are not likely to total to 100%.


TOP 10 LONG POSITIONS                                    TOP 10 SHORT POSITIONS
----------------------------------------------------     -------------------------------------------------
                                            % OF                                                 % OF
SECURITY DESCRIPTION                     NET ASSETS      SECURITY DESCRIPTION                 NET ASSETS
----------------------------------------------------     -------------------------------------------------
Transaction Systems Architects, Inc.        1.50%        Infocrossing, Inc.                     -1.11%
First Community Bancorp                     1.42%        Blue Nile, Inc.                        -1.10%
H&E Equipment Services, Inc.                1.42%        Overstock.com, Inc.                    -1.09%
Zoran Corp.                                 1.41%        Conn's, Inc.                           -1.09%
Ormat Technologies, Inc.                    1.36%        Audible, Inc.                          -1.07%
BlackRock Global Energy and Resource Trust  1.34%        Mobility Electronics, Inc.             -1.06%
Alaska Communications Systems, Inc.         1.33%        Novastar Financial, Inc.               -1.05%
Ampco-Pittsburgh Corp.                      1.33%        Momenta Pharmaceutical, Inc.           -1.04%
Western Alliance Bancorp.                   1.30%        Genitope Corp.                         -1.02%
American Reprographics Co.                  1.29%        HEICO Corp.                            -1.01%

TFS SMALL CAP FUND
PORTFOLIO INFORMATION
JUNE 30, 2006 (UNAUDITED)
================================================================================

                               TFS SMALL CAP FUND
                               SECTOR ALLOCATION

                               [GRAPHIC OMITTED]

                                           TFS SMALL
                                           CAP FUND
                                        ---------------
Consumer Discretionary                       7.9%
Consumer Staples                             2.1%
Energy                                       4.2%
Financials                                  13.1%
Health Care                                  3.7%
Industrials                                 23.5%
Information Technology                      23.0%
Materials                                    8.6%
Real Estate Investment Trusts                2.7%
Telecommunication Services                   5.5%
Utilities                                    1.6%
Other                                        4.1%



                TOP 10 POSITIONS
                ---------------------------------------------
                                                      % OF
                SECURITY DESCRIPTION               NET ASSETS
                ---------------------------------------------
                Daktronics, Inc.                      1.47%
                Labor Ready, Inc.                     1.44%
                H&E Equipment Services, Inc.          1.42%
                BE Aerospace, Inc.                    1.40%
                Cedar Shopping Centers, Inc.          1.39%
                Ampco-Pittsburgh Corp.                1.38%
                American Reprographics Co.            1.38%
                Morningstar, Inc.                     1.37%
                Ormat Technologies, Inc.              1.36%
                Alaska Communications Systems, Inc.   1.35%

TFS CAPITAL INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2006
=====================================================================================
                                                          TFS               TFS
                                                         MARKET            SMALL
                                                      NEUTRAL FUND       CAP FUND
-------------------------------------------------------------------------------------
ASSETS
Investments in securities:
  At acquisition cost ..........................     $  22,127,139    $   4,888,389
                                                     =============    =============
  At value (Note 2) ............................     $  23,061,832    $   4,948,735
Deposits with brokers for securities
  sold short (Note 2) ..........................        14,314,714               --
Dividends and interest receivable ..............            39,512            2,717
Receivable for investment securities sold ......         3,252,639           41,544
Receivable for capital shares sold .............           134,058          150,000
Receivable from Adviser (Note 4) ...............                --            8,445
Other assets ...................................            10,866            7,330
                                                     -------------    -------------
  TOTAL ASSETS .................................        40,813,621        5,158,771
                                                     -------------    -------------

LIABILITIES
Securities sold short, at value (Note 2)
  (proceeds $15,577,505) .......................        14,748,055               --
Payable for investment securities purchased ....         3,550,460        1,215,975
Dividends payable on securities sold short
  (Note 2) .....................................             9,829               --
Payable to Adviser (Note 4) ....................            10,977               --
Payable to Affiliate (Note 4) ..................             6,200            6,000
Other accrued expenses .........................            10,366            5,100
                                                     -------------    -------------
  TOTAL LIABILITIES ............................        18,335,887        1,227,075
                                                     -------------    -------------

NET ASSETS .....................................     $  22,477,734    $   3,931,696
                                                     =============    =============

Net assets consist of:
Paid-in capital ................................     $  20,039,570    $   3,870,079
Undistributed net realized gains from
  security transactions ........................           674,021            1,271
Net unrealized appreciation on:
  Investments ..................................           934,693           60,346
  Short positions ..............................           829,450               --
                                                     -------------    -------------
NET ASSETS .....................................     $  22,477,734    $   3,931,696
                                                     =============    =============

Shares of beneficial interest outstanding
  (unlimited number of shares authorized,
  no par value) ................................         1,806,942          378,339
                                                     =============    =============

Net asset value, redemption price and
  offering price per share (a) (Note 2) ........     $       12.44    $       10.39
                                                     =============    =============

(a) Redemption price may differ from the net asset value per share depending upon the length of time the shares are held (Note 2).

See accompanying notes to financial statements.

TFS CAPITAL INVESTMENT TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2006(a)
=====================================================================================
                                                          TFS               TFS
                                                         MARKET            SMALL
                                                      NEUTRAL FUND       CAP FUND
-------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends ....................................     $     295,845    $       6,335
                                                     -------------    -------------

EXPENSES
  Investment advisory fees (Note 4) ............           262,610            7,565
  Dividend expense .............................            84,585               --
  Accounting services fees (Note 4) ............            31,478            9,375
  Professional fees ............................            35,666            4,370
  Registration fees ............................            31,033            1,238
  Custodian fees ...............................            26,064            4,958
  Administration fees (Note 4) .................            23,400            7,500
  Transfer agent fees (Note 4) .................            17,400            5,625
  Insurance expense ............................            22,713               --
  Compliance service fees (Note 4) .............            15,000            3,000
  Trustees' fees and expenses ..................            15,128            2,315
  Pricing fees .................................            11,032              784
  Postage and supplies .........................             8,562            1,748
  Printing of shareholder reports ..............             4,867              365
  Other expenses ...............................             7,310            1,560
                                                     -------------    -------------
    TOTAL EXPENSES .............................           596,848           50,403
  Fees waived and expenses reimbursed (Note 4) .          (220,474)         (39,812)
                                                     -------------    -------------
    NET EXPENSES ...............................           376,374           10,591
                                                     -------------    -------------

NET INVESTMENT LOSS ............................           (80,529)          (4,256)
                                                     -------------    -------------

REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS
  Net realized gains (losses) from security
    transactions of:
    Investments ................................         1,584,702            5,527
    Short positions ............................          (740,438)              --
  Net change in unrealized appreciation on:
    Investments ................................           445,432           60,346
    Short positions ............................         1,046,248               --
                                                     -------------    -------------

NET REALIZED AND UNREALIZED
  GAINS ON INVESTMENTS .........................         2,335,944           65,873
                                                     -------------    -------------

NET INCREASE IN NET ASSETS
  FROM OPERATIONS ..............................     $   2,255,415    $      61,617
                                                     =============    =============

(a) Except for the TFS Small Cap Fund, which represents the period from the commencement of operations (March 7, 2006) through June 30, 2006.

See accompanying notes to financial statements.

TFS MARKET NEUTRAL FUND
STATEMENTS OF CHANGES IN NET ASSETS
=====================================================================================
                                                          YEAR             PERIOD
                                                          ENDED            ENDED
                                                         JUNE 30,         JUNE 30,
                                                          2006             2005(a)
-------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment loss ..........................     $     (80,529)   $     (87,400)
  Net realized gains (losses) from
    security transactions of:
    Investments ................................         1,584,702          214,378
    Short positions ............................          (740,438)        (281,221)
  Net change in unrealized appreciation
  (depreciation) on:
    Investments ................................           445,432          489,261
    Short positions ............................         1,046,248         (216,798)
                                                     -------------    -------------
Net increase in net assets from operations .....         2,255,415          118,220
                                                     -------------    -------------

FROM DISTRIBUTIONS
  Distributions from net realized gains
    from security transactions .................            (5,568)              --
  Distributions in excess of net realized
    gains (losses) from security transactions ..                --           (3,619)
                                                     -------------    -------------
Net decrease in assets from distributions
  to shareholders ..............................            (5,568)          (3,619)
                                                     -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ....................        20,451,758        8,398,235
  Net asset value of shares issued in
    reinvesment of distributions to shareholders             5,398            3,619
  Proceeds from redemption fees collected
    (Note 2) ...................................             3,471            1,107
  Payments for shares redeemed .................        (8,333,455)        (516,847)
                                                     -------------    -------------
Net increase in net assets from capital
  share transactions ...........................        12,127,172        7,886,114
                                                     -------------    -------------

TOTAL INCREASE IN NET ASSETS ...................        14,377,019        8,000,715

NET ASSETS
  Beginning of period ..........................         8,100,715          100,000
                                                     -------------    -------------
  End of period ................................     $  22,477,734    $   8,100,715
                                                     =============    =============

CAPITAL SHARE ACTIVITY
  Shares sold ..................................         1,753,977          821,343
  Shares issued in reinvestment of distributions
    to shareholders ............................               494              350
  Shares redeemed ..............................          (728,425)         (50,797)
                                                     -------------    -------------
    Net increase in shares outstanding .........         1,026,046          770,896
  Shares outstanding, beginning of period ......           780,896           10,000
                                                     -------------    -------------
  Shares outstanding, end of period ............         1,806,942          780,896
                                                     =============    =============

(a) Represents the period from the commencement of operations (September 7, 2004) through June 30, 2005.

See accompanying notes to financial statements.

TFS SMALL CAP FUND
STATEMENT OF CHANGES IN NET ASSETS
================================================================================
                                                                     PERIOD
                                                                     ENDED
                                                                    JUNE 30,
                                                                    2006(a)
--------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment loss ........................................   $      (4,256)
  Net realized gains from security transactions ..............           5,527
  Net change in unrealized appreciation on investments .......          60,346
                                                                 -------------
Net increase in net assets from operations ...................          61,617
                                                                 -------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ..................................       3,870,079
                                                                 -------------

TOTAL INCREASE IN NET ASSETS .................................       3,931,696

NET ASSETS
  Beginning of period ........................................              --
                                                                 -------------
  End of period ..............................................   $   3,931,696
                                                                 =============

CAPITAL SHARE ACTIVITY
  Shares sold ................................................         378,339
  Shares outstanding, beginning of period ....................              --
                                                                 -------------
  Shares outstanding, end of period ..........................         378,339
                                                                 =============


(a) Represents the period from the commencement of operations (March 7, 2006) through June 30, 2006.

See accompanying notes to financial statements.

TFS MARKET NEUTRAL FUND
FINANCIAL HIGHLIGHTS
=====================================================================================
                                                         YEAR             PERIOD
                                                         ENDED            ENDED
PER SHARE DATA FOR A SHARE                              JUNE 30,         JUNE 30,
OUTSTANDING THROUGHOUT EACH PERIOD:                      2006             2005(a)
-------------------------------------------------------------------------------------
  Net asset value at beginning of period .......     $       10.37    $       10.00
                                                     -------------    -------------

  Income (loss) from investment operations:
    Net investment loss ........................             (0.04)           (0.11)
    Net realized and unrealized gains on
      investments ..............................              2.12             0.49
                                                     -------------    -------------
  Total from investment operations .............              2.08             0.38
                                                     -------------    -------------

  Less distributions:
    Distributions from net realized gains from
      security transactions ....................             (0.01)              --
    Distributions in excess of net realized
      gains (losses) from security transactions                 --            (0.01)
                                                     -------------    -------------
  Total distributions ..........................             (0.01)           (0.01)
                                                     -------------    -------------

  Proceeds from redemption fees collected
    (Note 2) ...................................           0.00(b)           0.00(b)
                                                     -------------    -------------

  Net asset value at end of period .............     $       12.44    $       10.37
                                                     =============    =============

RATIOS AND SUPPLEMENTAL DATA:
  Total return(c) ..............................            20.04%            3.77%(d)
                                                     =============    =============

  Net assets at end of period (000's) ..........     $      22,478    $       8,101
                                                     =============    =============

  Ratio of gross expenses to average net assets              5.10%            6.82%(g)

  Ratio of net expenses to average net assets(e)             3.21%            3.26%(g)

  Ratio of net expenses to average net assets
    excluding dividend expense(e)(f) ...........             2.49%            2.49%(g)

  Ratio of net investment loss to average
    net assets(f) ..............................            -0.69%           -1.77%(g)

  Portfolio turnover rate ......................              398%             368%(g)

(a) Represents the period from the commencement of operations (September 7, 2004) through June 30, 2005.

(b)  Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Not annualized.

(e)  Ratio was determined after advisory fee waivers and expense reimbursements.

(f) Dividend expense totaled 0.72% and 0.77% (g) of average net assets for the periods ended June 30, 2006 and June 30, 2005, respectively.

(g)  Annualized.

See accompanying notes to financial statements.

TFS SMALL CAP FUND
FINANCIAL HIGHLIGHTS
================================================================================
                                                                    PERIOD
                                                                    ENDED
PER SHARE DATA FOR A SHARE                                         JUNE 30,
OUTSTANDING THROUGHOUT EACH PERIOD:                                2006(a)
--------------------------------------------------------------------------------
  Net asset value at beginning of period .....................   $      10.00
                                                                 ------------

  Income (loss) from investment operations:
    Net investment loss ......................................          (0.01)
    Net realized and unrealized gains on investments .........           0.40
                                                                 ------------
  Total from investment operations ...........................           0.39
                                                                 ------------

  Net asset value at end of period ...........................   $      10.39
                                                                 ============

RATIOS AND SUPPLEMENTAL DATA:
  Total return(b) ............................................          3.90%(c)
                                                                 ============

  Net assets at end of period (000's) ........................   $      3,932
                                                                 ============

  Ratio of gross expenses to average net assets ..............          8.18%(e)

  Ratio of net expenses to average net assets(d) .............          1.72%(e)

  Ratio of net investment loss to average net assets .........         -0.69%(e)

  Portfolio turnover rate ....................................           184%(e)

(a) Represents the period from the commencement of operations (March 7, 2006) through June 30, 2006.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Not annualized.

(d)  Ratio was determined after advisory fee waivers and expense reimbursements.

(e)  Annualized.

See accompanying notes to financial statements.

TFS MARKET NEUTRAL FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2006
================================================================================
  SHARES     COMMON STOCKS - 86.0%                                    VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 9.7%
      500    Buckle, Inc. (The) ..............................   $      20,935
    1,200    CDI, Corp. ......................................          34,800
    7,700    Century Casinos, Inc.(a) ........................          82,467
   10,300    Forrester Research, Inc.(a)(b) ..................         288,194
   18,600    FTD Group, Inc.(a)(b) ...........................         251,100
    3,800    Great Wolf Resorts, Inc.(a) .....................          45,638
    6,800    Gymboree Corp. (The)(a)(b) ......................         236,368
   24,300    Interstate Hotels & Resorts, Inc.(a) ............         225,747
   11,000    Maidenform Brands, Inc.(a)(b) ...................         135,630
    2,600    Monarch Casino & Resort, Inc.(a) ................          73,112
    1,600    Monro Muffler Brake, Inc. .......................          52,096
    7,000    O'Charley's, Inc.(a) ............................         119,000
   12,500    Ruth's Chris Steak House, Inc.(a)(b) ............         255,250
   11,000    Shoe Carnival, Inc.(a)(b) .......................         262,460
    7,100    Stein Mart, Inc. ................................         105,080
                                                                 -------------
                                                                     2,187,877
                                                                 -------------
             CONSUMER STAPLES -- 2.2%
    2,000    Alico, Inc. .....................................         110,220
   13,200    Cal-Maine Foods, Inc.(b) ........................          90,684
    3,618    Diamond Foods, Inc. .............................          58,141
    5,900    M&F Worldwide Corp.(a) ..........................          94,990
   13,700    Prestige Brands Holdings, Inc.(a) ...............         136,589
                                                                 -------------
                                                                       490,624
                                                                 -------------
             ENERGY -- 4.0%
    5,000    Alon USA Energy, Inc.(b) ........................         157,350
    3,500    Chesapeake Utilities Corp.(b) ...................         105,280
    8,000    Ormat Technologies, Inc.(b) .....................         305,200
    1,800    Penn Virginia Corp. .............................          48,384
    2,500    Pioneer Drilling Co.(a) .........................          38,600
    5,250    RPC, Inc.(b) ....................................         127,470
    2,000    Superior Well Services, Inc.(a) .................          49,800
    1,000    Unit Corp.(a)(b) ................................          56,890
                                                                 -------------
                                                                       888,974
                                                                 -------------
             FINANCIALS -- 11.8%
      100    Alleghany Corp.(a)(b) ...........................          27,636
    2,000    Apollo Investment Corp.(b) ......................          36,960
    5,900    Citizens First Bancorp, Inc.(b) .................         157,589
    2,000    East West Bancorp, Inc. .........................          75,820
    5,400    First Community Bancorp(b) ......................         319,032
      800    First Security Group, Inc. ......................           9,280
   13,400    Interactive Data Corp.(a)(b) ....................         269,206
    6,900    Intervest Bancshares Corp.(a)(b) ................         279,450
    7,700    Investors Bancorp, Inc.(a) ......................         104,335
    5,700    Morningstar, Inc.(a)(b) .........................         236,436
    1,400    Pinnacle Financial Partners, Inc.(a) ............          42,602
   11,700    Seabright Insurance Holdings, Inc.(a) ...........         188,487
    1,600    Smithtown Bancorp, Inc. .........................          38,656

TFS MARKET NEUTRAL FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 86.0% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             FINANCIALS -- 11.8% (CONTINUED)
    6,000    Tower Group, Inc. ...............................   $     181,500
    5,000    Universal American Financial Corp.(a) ...........          65,750
    8,400    Western Alliance Bancorp(a)(b) ..................         292,152
   13,100    Willow Grove Bancorp, Inc.(b) ...................         208,421
    6,900    Wilshire Bancorp, Inc. ..........................         124,338
                                                                 -------------
                                                                     2,657,650
                                                                 -------------
             HEALTH CARE -- 6.4%
    4,600    AMERIGROUP Corp.(a) .............................         142,784
    8,900    AngioDynamics, Inc.(a)(b) .......................         240,745
    5,100    Diversa Corp.(a) ................................          49,266
      842    Dyax Corp.(a)(b) ................................           2,475
   22,000    Hanger Orthorpedic Group, Inc.(a) ...............         183,920
   14,200    Healthspring, Inc.(a)(b) ........................         266,250
    7,200    Medical Action Industries, Inc.(a)(b) ...........         159,048
    6,100    Molina Healthcare, Inc.(a)(b) ...................         232,105
    3,200    Neogen Corp.(a) .................................          61,184
    3,788    Nighthawk Radiology, Inc.(a) ....................          67,957
    8,100    SONUS Pharmaceutical, Inc.(a) ...................          40,338
                                                                 -------------
                                                                     1,446,072
                                                                 -------------
             INDUSTRIALS -- 19.5%
    5,600    Actuant Corp. - Class A .........................         279,720
    6,600    Alaska Air Group, Inc.(a)(b) ....................         260,172
   10,400    Ampco-Pittsburgh Corp.(b) .......................         297,960
   11,900    BE Aerospace, Inc.(a)(b) ........................         272,034
    5,000    Granite Construction, Inc.(b) ...................         226,350
   10,800    H&E Equipment Services, Inc.(a) .................         318,060
      200    Hardinge, Inc. ..................................           3,090
   11,500    Hub Group, Inc.(a)(b) ...........................         282,095
   10,200    ICT Group, Inc.(a)(b) ...........................         250,206
   10,400    Infrasource Services, Inc.(a)(b) ................         189,384
   12,000    Intersections, Inc.(a)(b) .......................         130,200
    2,600    Laidlaw International, Inc. .....................          65,520
    6,000    P.A.M. Transportation Services, Inc.(a) .........         173,340
   14,800    PDI, Inc.(a)(b) .................................         212,972
      100    Reddy Ice Holdings, Inc. ........................           2,035
   10,000    Republic Airways Holdings, Inc.(a)(b) ...........         170,200
    5,800    Rollins, Inc. ...................................         113,912
    3,300    Sauer-Danfoss, Inc. .............................          83,886
    6,800    Sirva, Inc.(a) ..................................          43,996
    4,300    Universal Truckload Services, Inc.(a) ...........         146,759
    1,800    USA Truck, Inc.(a) ..............................          32,076
    6,000    Volt Information Sciences, Inc.(a)(b) ...........         279,600
    5,800    Wabtec Corp. ....................................         216,920
    6,100    Williams Scotsman International, Inc.(a) ........         133,224
   10,900    Woodhead Industries, Inc.(b) ....................         208,626
                                                                 -------------
                                                                     4,392,337
                                                                 -------------

TFS MARKET NEUTRAL FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 86.0% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY -- 17.0%
    8,000    American Reprographics Co.(a)(b) ................   $     290,000
   25,000    AMIS Holdings, Inc.(a)(b) .......................         250,000
   10,436    Ansoft Corp.(a)(b) ..............................         213,729
    3,000    Avocent Corp.(a) ................................          78,750
   20,900    Carreker Corp.(a) ...............................         149,435
   33,000    Chordiant Software, Inc.(a)(b) ..................          99,990
   30,900    Cogent Communications Group, Inc.(a)(b) .........         289,533
    9,300    Convergys Corp.(a)(b) ...........................         181,350
    2,300    Daktronics, Inc. ................................          66,401
    3,900    Digital Insight Corp.(a) ........................         133,731
    4,600    Hittite Microwave Corp.(a)(b) ...................         166,336
    3,400    Ikanos Communications, Inc.(a) ..................          51,646
   16,900    INVESTools, Inc.(a)(b) ..........................         134,186
   13,700    Lightbridge, Inc.(a) ............................         177,415
   14,100    Liquidity Services, Inc.(a) .....................         219,537
    3,600    NCI, Inc. - Class A(a) ..........................          47,160
   18,000    OPNET Technologies, Inc.(a)(b) ..................         233,280
      500    Pomeroy IT Solutions, Inc.(a)(b) ................           3,600
   31,100    SonicWALL, Inc.(a)(b) ...........................         279,589
    2,384    Taleo Corp.(a) ..................................          28,108
    8,100    Transaction Systems Architects, Inc.(a)(b) ......         337,689
    1,600    Trimble Navigation Ltd.(a)(b) ...................          71,424
   13,000    Zoran Corp.(a) ..................................         316,420
                                                                 -------------
                                                                     3,819,309
                                                                 -------------
             MATERIALS -- 4.3%
    2,200    Arch Chemicals, Inc. ............................          79,310
    9,600    Columbus McKinnon Corp.(a)(b) ...................         208,704
      500    Great Northern Iron Ore Properties ..............          55,555
    4,000    Material Sciences Corp.(a)(b) ...................          36,120
    9,200    Mesabi Trust ....................................         170,660
    5,100    RBC Bearings, Inc.(a) ...........................         115,770
    6,500    Rock-Tenn Co. - Class A(b) ......................         103,675
    6,500    Stepan Co.(b) ...................................         205,270
                                                                 -------------
                                                                       975,064
                                                                 -------------
             REAL ESTATE INVESTMENT TRUSTS --2.1%
    8,200    Ashford Hospitality Trust(b) ....................         103,484
    3,600    Cedar Shopping Centers, Inc. ....................          52,992
   12,200    Mission West Properties, Inc.(b) ................         135,176
    3,400    Sunstone Hotel Investors, Inc.(b) ...............          98,804
    2,200    Windrose Medical Properties Trust(b) ............          32,120
    3,100    U-Store-It Trust ................................          58,466
                                                                 -------------
                                                                       481,042
                                                                 -------------
             TELECOMMUNICATIONS SERVICES -- 6.7%
   23,600    Alaska Communications Systems, Inc.(b) ..........         298,540
   21,500    Carrier Access Corp.(a)(b) ......................         177,805
    8,600    CT Communications, Inc.(b) ......................         196,682
    3,000    D&E Communications, Inc.(b) .....................          32,520
   12,900    EMS Technologies, Inc.(a)(b) ....................         231,813

TFS MARKET NEUTRAL FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 86.0% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             TELECOMMUNICATIONS SERVICES -- 6.7% (CONTINUED)
   14,100    FairPoint Communications, Inc.(b) ...............   $     203,040
    7,200    InterDigital Communications Corp.(a)(b) .........         251,352
    6,800    Syniverse Holdings, Inc.(a)(b) ..................          99,960
                                                                 -------------
                                                                     1,491,712
                                                                 -------------
             UTILITIES -- 2.3%
   13,200    Pike Electric Corp.(a)(b) .......................         254,232
   11,400    Westar Energy, Inc.(b) ..........................         250,800
                                                                 -------------
                                                                       505,032
                                                                 -------------

             TOTAL COMMON STOCKS (Cost $18,416,362) ..........   $  19,335,693
                                                                 -------------

================================================================================
  SHARES     CLOSED-END FUNDS -- 14.5%                                VALUE
--------------------------------------------------------------------------------
      600    Alliance World Dollar Government Fund ...........   $       7,140
    3,500    American Strategic Income Portfolio II ..........          35,945
    2,800    BlackRock Core Bond Trust .......................          33,740
   11,400    BlackRock Global Energy and Resource Trust ......         301,644
    4,300    BlackRock Insured Municipal Term Trust, Inc. ....          40,377
      600    BlackRock S&P Quality Rankings Global Equity
               Managed Trust .................................           8,928
    4,300    BlackRock Strategic Dividend Achievers Trust ....          56,330
    8,900    Cohen & Steers REIT and Utility Income Fund, Inc.         165,451
    4,000    Corporate High Yield Fund IV ....................          47,760
      300    Dreyfus High Yield Strategies Fund ..............           1,185
      300    Eaton Vance California Municipal Income Trust ...           4,140
    1,600    Eaton Vance Insured Municipal Bond Fund .........          22,144
    3,400    Emerging Markets Telecommunications Fund(a) .....          41,514
    4,000    Flaherty & Crumrine/Claymore Preferred Securities
               Income Fund, Inc. .............................          78,000
   42,300    High Income Opportunity Fund, Inc. ..............         256,761
    1,000    High Yield Plus Fund, Inc. ......................           3,190
    6,800    Insured Municipal Income Fund ...................          84,728
    2,200    JF China Region Fund, Inc. ......................          34,958
    6,400    MBIA Capital/Claymore Managed Duration
               Investment Grade Municipal Fund ...............          77,312
    8,600    Morgan Stanley Asia-Pacific Fund, Inc. ..........         135,450
    9,800    Morgan Stanley Emerging Markets Debt Fund, Inc. .          89,474
   10,000    MiniHoldings Insured Fund II, Inc. ..............         122,500
    4,300    MuniYield California Fund, Inc. .................          55,298
    1,500    MuniYield California Insured Fund, Inc. .........          20,160
    8,800    MuniYield Insured Fund, Inc. ....................         117,304
    4,000    MuniYield Quality Fund, Inc. ....................          53,000
      700    Neuberger Berman Dividend Advantage Fund ........          14,385
      500    Neuberger Berman Realty Income Fund, Inc. .......           9,975
      800    Nuveen California Performance Plus Fund, Inc. ...          10,832
    4,100    Nuveen Florida Quality Income Municipal Fund ....          53,587
    6,300    Nuveen Premium Income Municipal Fund ............          82,341
    5,900    Old Mutual/Claymore Long-Short Fund .............          95,580
    7,400    Pioneer Municipal High Income Trust .............          98,124
   10,000    Pioneer Tax Advantaged Balanced Fund ............         123,300

TFS MARKET NEUTRAL FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     CLOSED-END FUNDS -- 14.5%                                VALUE
--------------------------------------------------------------------------------
    1,100    Putnam High Income Securities Fund ..............   $       8,261
    1,500    Putnam Managed Municipal Income Trust ...........          10,755
    5,900    Putnam Municipal Opportunities Trust ............          65,195
    2,500    Salomon Brothers Emerging Markets Debt Fund, Inc.          41,425
    2,100    Salomon Worldwide Income Fund, Inc. .............          26,061
    1,200    Singapore Fund, Inc. ............................          14,028
    3,700    SunAmerica Focused Alpha Large-Cap Fund, Inc. ...          60,236
   15,700    TCW Stategic Income Fund, Inc. ..................          73,162
    3,700    Templeton Dragon Fund, Inc. .....................          76,331
    5,900    Templeton Emerging Markets Income Fund, Inc. ....          70,800
   10,100    Van Kampen Advantage Municipal Income Trust II ..         125,341
   10,100    Van Kampen Municipal Opportunity Trust ..........         142,208
    5,300    Van Kampen Trust for Investment Grade Municipals           75,472
    8,100    Western Asset/Claymore US Treasury Inflation
               Protected Securities Fund .....................          90,234
                                                                 -------------

             TOTAL CLOSED-END FUNDS (Cost $3,246,704) ........   $   3,262,066
                                                                 -------------

================================================================================
  SHARES     MONEY MARKET SECURITIES -- 2.1%                          VALUE
--------------------------------------------------------------------------------
  464,073    UMB Money Market Fiduciary Fund (Cost $464,073) .   $     464,073
                                                                 -------------

             TOTAL INVESTMENTS AT VALUE -- 102.6%
               (Cost $22,127,139) ............................   $  23,061,832

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.6%)          (584,098)
                                                                 -------------

             TOTAL NET ASSETS -- 100.0% ......................   $  22,477,734
                                                                 =============



(a)  Non-income producing security.

(b) All or a portion of the shares have been committed as collateral for open short positions.

See accompanying notes to financial statements.

TFS MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT
JUNE 30, 2006
================================================================================
  SHARES     COMMON STOCKS -- 65.4%                                   VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 20.7%
    7,800    American Greetings Corp. - Class A ..............   $     163,878
    4,500    America's Car-Mart, Inc.(a) .....................          91,395
    1,900    Arctic Cat, Inc. ................................          37,069
    5,300    Bandag, Inc. ....................................         193,927
    7,700    Blue Nile, Inc.(a) ..............................         247,632
    9,700    Build-A-Bear-Workshop, Inc.(a) ..................         208,647
    3,900    Cabela's, Inc.(a) ...............................          75,114
    5,500    Carmike Cinemas, Inc. ...........................         115,940
    9,000    Coachman Industries, Inc. .......................         107,460
    7,600    Crocs, Inc.(a) ..................................         191,140
    5,200    Entercom Communications Corp. ...................         136,032
   10,600    Furniture Brands International, Inc. ............         220,904
    3,500    Hancock Fabrics, Inc. ...........................          11,690
   21,657    Infocrossing, Inc.(a) ...........................         250,138
    7,900    JAKKS Pacific, Inc.(a) ..........................         158,711
    1,900    Jos. A. Bank Clothiers, Inc.(a) .................          45,524
    8,400    Jupitermedia Corp.(a) ...........................         109,200
    2,300    Landry's Restaurants, Inc. ......................          74,635
   10,700    La-Z-Boy, Inc. ..................................         149,800
    6,900    MarineMax, Inc.(a) ..............................         180,987
   18,200    Multimedia Games, Inc.(a) .......................         184,366
    4,993    Navarre Corp.(a) ................................          24,865
   11,500    Overstock.com, Inc.(a) ..........................         244,490
    5,600    Pre-Paid Legal Services, Inc. ...................         193,200
    9,300    Reader's Digest Association, Inc. ...............         129,828
    4,000    Red Robin Gourmet Burgers, Inc.(a) ..............         170,240
    3,600    Ruby Tuesday, Inc. ..............................          87,876
   28,900    Six Flags, Inc.(a) ..............................         162,418
    9,400    Superior Industries International, Inc. .........         171,926
   16,088    Universal Display Corp.(a) ......................         214,131
    8,500    West Marine, Inc.(a) ............................         114,580
    6,200    Winnebago Industries, Inc. ......................         192,448
                                                                 -------------
                                                                     4,660,191
                                                                 -------------
             CONSUMER STAPLES -- 3.2%
   23,200    American Italian Pasta Co. - Class A ............         198,592
    9,198    Conn's, Inc.(a) .................................         244,207
      400    Fresh Del Monte Produce, Inc. ...................           6,908
    9,200    Krispy Kreme Doughnuts, Inc.(a) .................          74,888
    4,600    Peet's Coffee & Tea, Inc.(a) ....................         138,874
    1,768    Sanderson Farms, Inc. ...........................          49,486
                                                                 -------------
                                                                       712,955
                                                                 -------------

TFS MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 65.4% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             ENERGY - 3.6%
    4,600    FX Energy, Inc.(a) ..............................   $      21,252
    9,200    KFX, Inc.(a) ....................................         140,576
    5,700    McMoRan Exploration Co.(a) ......................         100,320
    5,500    Peoples Energy Corp. ............................         197,505
    9,100    Syntroleum Corp.(a) .............................          55,237
    1,300    Toreador Resources Corp.(a) .....................          36,569
    5,458    Tri-Valley Corp.(a) .............................          45,029
    7,200    WGL Holdings, Inc. ..............................         208,440
                                                                 -------------
                                                                       804,928
                                                                 -------------
             FINANCIALS -- 6.4%
    8,400    American Equity Investment Life Holding Co. .....          89,544
    6,700    Direct General Corp. ............................         113,364
    3,500    Euronet Worldwide, Inc.(a) ......................         134,295
    5,000    FPIC Insurance Group, Inc.(a) ...................         193,750
    3,700    Fremont General Corp. ...........................          68,672
    2,500    Hilb Rogal & Hobbs Co. (HRH) ....................          93,175
   23,200    HouseValues, Inc.(a) ............................         160,776
    2,200    Irwin Financial Corp. ...........................          42,658
   13,900    LaBranche & Co., Inc.(a) ........................         168,329
    2,300    LandAmerica Financial Group, Inc. ...............         148,580
    2,400    Portfolio Recovery Associates, Inc.(a) ..........         109,680
   10,200    TrustCo Bank Corp NY ............................         112,404
    1,000    ZIPRealty, Inc.(a) ..............................           8,480
                                                                 -------------
                                                                     1,443,707
                                                                 -------------
             HEALTH CARE -- 12.0%
   30,200    Align Technology, Inc.(a) .......................         223,178
    1,152    Amedisys, Inc.(a) ...............................          43,661
    5,300    ArthroCare Corp.(a) .............................         222,653
   14,700    Bradley Pharmaceuticals, Inc.(a) ................         149,940
   36,400    Genitope Corp.(a) ...............................         230,048
    4,050    Healthcare Services Group, Inc. .................          84,847
    1,100    ICU Medical, Inc.(a) ............................          46,464
   10,084    Introgen Therapeutics, Inc.(a) ..................          42,857
    6,600    Kensey Nash Corp.(a) ............................         194,700
    9,500    Mannatech, Inc. .................................         119,795
    4,300    Medicis Pharmaceutical Corp. ....................         103,200
   18,400    Momenta Pharmaceutical, Inc.(a) .................         233,864
    8,800    Nautilus, Inc. ..................................         138,248
   11,600    Nektar Therapeutics, Inc.(a) ....................         212,744
   25,900    NeoPharm, Inc.(a) ...............................         138,047
   13,000    Northfield Laboratories, Inc.(a) ................         128,570
    7,700    NxStage Medical, Inc.(a) ........................          67,221
    2,200    SFBC International, Inc.(a) .....................          33,352
   12,300    Stereotaxis, Inc.(a) ............................         132,717
    9,600    Telik, Inc.(a) ..................................         158,400
                                                                 -------------
                                                                     2,704,506
                                                                 -------------

TFS MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 65.4% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             INDUSTRIALS -- 6.0%
   26,000    Fleetwood Enterprises, Inc.(a) ..................   $     196,040
    8,000    HEICO Corp. .....................................         226,800
   13,100    Innovative Solutions and Support, Inc.(a) .......         184,186
    9,542    International DisplayWorks, Inc. - Class A(a) ...          49,619
    6,200    Lindsay Manufacturing Co. .......................         168,144
    1,900    Marchex, Inc.(a) ................................          31,217
   19,500    Presstek, Inc.(a) ...............................         181,545
    3,106    Standard Parking Corp.(a) .......................          84,111
   19,600    TurboChef Technologies, Inc.(a) .................         217,952
                                                                 -------------
                                                                     1,339,614
                                                                 -------------
             INFORMATION TECHNOLOGY -- 8.2%
   27,200    1-800-FLOWERS.COM, Inc.(a) ......................         156,944
      930    3D Systems Corp.(a) .............................          18,684
   21,100    Access Integrated Technologies, Inc.(a) .........         206,991
   14,300    American Superconductor Corp.(a) ................         126,269
   26,500    Audible, Inc.(a) ................................         240,885
      171    eCollege.com, Inc.(a) ...........................           3,615
   17,500    Ionatron, Inc.(a) ...............................         111,125
   32,700    Mobility Electronics, Inc.(a) ...................         237,402
   15,800    Planar Systems, Inc.(a) .........................         190,232
    6,100    Sonic Solutions(a) ..............................         100,650
    7,200    Stratasys, Inc.(a) ..............................         212,112
   10,700    Take-Two Interactive Software, Inc.(a) ..........         114,062
    2,297    Viisage Technology, Inc.(a) .....................          34,822
    5,900    Volterra Semiconductor Corp.(a) .................          90,034
                                                                 -------------
                                                                     1,843,827
                                                                 -------------
             MATERIALS -- 2.0%
   20,100    Calgon Carbon Corp. .............................         122,409
   11,400    Charles & Covard Ltd. ...........................         120,042
      900    Medis Technologies Ltd.(a) ......................          18,252
    1,500    Neenah Paper, Inc. ..............................          45,675
   21,000    Terra Industries, Inc.(a) .......................         133,770
                                                                 -------------
                                                                       440,148
                                                                 -------------
             REAL ESTATE INVESTMENT TRUSTS -- 1.0%
    7,500    Novastar Financial, Inc. ........................         237,075
                                                                 -------------

             TELECOMMUNICATIONS SERVICES -- 1.3%
    1,400    Commonwealth Telephone Enterprises, Inc. ........          46,424
    2,900    KVH Industries, Inc.(a) .........................          33,814
   17,900    Source Interlink Companies, Inc.(a) .............         213,010
                                                                 -------------
                                                                       293,248
                                                                 -------------
             UTILITIES -- 1.0%
    7,400    Duquesne Light Holdings, Inc. ...................         121,656
    2,500    Nicor, Inc. .....................................         103,750
                                                                 -------------
                                                                       225,406
                                                                 -------------

             TOTAL COMMON STOCKS (Cost $15,535,772) ..........   $  14,705,605
                                                                 -------------

TFS MARKET NEUTRAL FUND
SCHEDULE OF SECURITIES SOLD SHORT (CONTINUED)
================================================================================
  SHARES     CLOSED-END FUNDS -- 0.2%                                 VALUE
--------------------------------------------------------------------------------
    2,500    RMK Advantage Income Fund (Cost $41,733) ........   $      42,450
                                                                 -------------

             TOTAL SECURITIES SOLD SHORT - 65.6%
               (Proceeds $15,577,505) ........................   $  14,748,055
                                                                 =============



(a)  Non-income producing security.

See accompanying notes to Portfolio of Investments.

TFS SMALL CAP FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2006
================================================================================
  SHARES     COMMON STOCKS -- 95.9%                                   VALUE
--------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY -- 7.9%
    1,300    Cato Corp. (The) ................................   $      33,605
    4,600    Century Casinos, Inc.(a) ........................          49,266
    1,800    Forrester Research, Inc.(a) .....................          50,364
    3,800    FTD Group, Inc.(a) ..............................          51,300
      600    Gymboree Corp.(a) ...............................          20,856
    1,200    Maidenform Brands, Inc.(a) ......................          14,796
    2,100    Shoe Carnival, Inc.(a) ..........................          50,106
    1,100    Too, Inc.(a) ....................................          42,229
                                                                 -------------
                                                                       312,522
                                                                 -------------
             CONSUMER STAPLES -- 2.1%
      500    Alico, Inc. .....................................          27,555
    4,700    Cal-Maine Foods, Inc. ...........................          32,289
    1,300    M&F Worldwide Corp.(a) ..........................          20,930
                                                                 -------------
                                                                        80,774
                                                                 -------------
             ENERGY -- 4.2%
    1,100    Alon USA Energy, Inc. ...........................          34,617
      400    Bronco Drilling Co., Inc.(a) ....................           8,356
      400    North European Oil Royalty Trust ................          14,760
    1,400    Ormat Technologies, Inc. ........................          53,410
    1,200    Penn Virginia Resource Partners, L.P. ...........          32,256
      500    RPC, Inc. .......................................          12,140
      400    Superior Well Services, Inc.(a) .................           9,960
                                                                 -------------
                                                                      165,499
                                                                 -------------
             FINANCIALS -- 13.1%
    1,500    Citizens First Bancorp, Inc. ....................          40,065
    1,400    East West Bancorp, Inc. .........................          53,074
      500    First Community Bancorp .........................          29,540
      400    First Security Group, Inc. ......................           4,640
    1,500    Interactive Data Corp.(a) .......................          30,135
    1,200    Intervest Bancshares Corp.(a) ...................          48,600
    2,500    Investors Bancorp, Inc.(a) ......................          33,875
    1,300    Morningstar, Inc.(a) ............................          53,924
      700    Pinnacle Financial Partners, Inc.(a) ............          21,301
      900    SCPIE Holdings, Inc.(a) .........................          20,925
    3,100    Seabright Insurance Holdings, Inc.(a) ...........          49,941
    1,200    Smithtown Bancorp, Inc. .........................          28,992
    1,500    Western Alliance Bancorp(a) .....................          52,170
    3,000    Willow Grove Bancorp, Inc. ......................          47,730
                                                                 -------------
                                                                      514,912
                                                                 -------------
             HEALTH CARE -- 3.7%
      900    AngioDynamics, Inc.(a) ..........................          24,345
    2,600    Hanger Orthopedics Group, Inc.(a) ...............          21,736
    2,800    Healthspring, Inc.(a) ...........................          52,500
    1,000    Molina Healthcare, Inc.(a) ......................          38,050
      500    Neogen Corp.(a) .................................           9,560
                                                                 -------------
                                                                       146,191
                                                                 -------------

TFS SMALL CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 95.9% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             INDUSTRIALS -- 23.5%
    1,000    Actuant Corp. ...................................   $      49,950
    1,000    Alaska Air Group, Inc.(a) .......................          39,420
    1,900    Ampco-Pittsburgh Corp. ..........................          54,435
    2,400    BE Aerospace, Inc.(a) ...........................          54,864
    1,000    Granite Construction, Inc. ......................          45,270
    1,900    H&E Equipment Services, Inc.(a) .................          55,955
      800    Hardinge, Inc. ..................................          12,360
    1,600    Hub Group, Inc.(a) ..............................          39,248
    2,000    ICT Group, Inc.(a) ..............................          49,060
      700    Infrasource Services, Inc.(a) ...................          12,747
    1,500    Intersections, Inc.(a) ..........................          16,275
    2,500    Labor Ready, Inc.(a) ............................          56,625
    1,200    Laidlaw International, Inc. .....................          30,240
      800    P.A.M. Transportation Services, Inc.(a) .........          23,112
    1,200    Parker Drilling Co.(a) ..........................           8,616
    3,400    PDI, Inc.(a) ....................................          48,926
    1,000    Reddy Ice Holdings, Inc. ........................          20,350
    3,000    Republic Airways Holdings, Inc.(a) ..............          51,060
    1,400    Rollins, Inc. ...................................          27,496
    1,500    Sauer-Danfoss, Inc. .............................          38,130
      600    Universal Truckload Services, Inc.(a) ...........          20,478
    1,100    USA Truck, Inc.(a) ..............................          19,602
    1,100    Volt Information Sciences, Inc.(a) ..............          51,260
    1,200    Wabtec Corp. ....................................          44,880
    2,400    Williams Scotsman International, Inc.(a) ........          52,416
                                                                 -------------
                                                                       922,775
                                                                 -------------
             INFORMATION TECHNOLOGY -- 23.0%
    1,500    American Reprographics Co.(a) ...................          54,375
    2,600    AMIS Holdings, Inc.(a) ..........................          26,000
    4,100    Amkor Technology, Inc.(a) .......................          38,786
    1,000    Ansoft Corp.(a) .................................          20,480
    1,500    Avocent Corp.(a) ................................          39,375
    7,000    Carreker Corp.(a) ...............................          50,050
    6,450    Chordiant Software, Inc.(a) .....................          19,544
    5,600    Cogent Communications Group, Inc.(a) ............          52,472
    2,500    Convergys Corp.(a) ..............................          48,750
    2,000    Daktronics, Inc. ................................          57,740
      900    Digital Insight Corp.(a) ........................          30,861
    1,400    Hyperion Solutions Corp.(a) .....................          38,640
    1,400    IHS, Inc.(a) ....................................          41,482
    3,400    Ikanos Communications, Inc.(a) ..................          51,646
    5,900    INVESTools, Inc.(a) .............................          46,846
    3,300    Liquidity Services, Inc.(a) .....................          51,381
    2,700    NCI, Inc. - Class A(a) ..........................          35,370
    5,300    ON Semiconductor Corp.(a) .......................          31,164
    1,000    OPNET Technologies, Inc.(a) .....................          12,960
    2,702    QAD, Inc. .......................................          20,940
    1,300    Secure Computing Corp.(a) .......................          11,180
    2,500    SonicWALL, Inc.(a) ..............................          22,475

TFS SMALL CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     COMMON STOCKS -- 95.9% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY -- 23.0% (CONTINUED)
    3,400    Taleo Corp. - Class A(a) ........................   $      40,086
      700    Transaction Systems Architects, Inc.(a) .........          29,183
    1,000    Unica Corp.(a) ..................................           9,900
    1,000    Zoran Corp.(a) ..................................          24,340
                                                                 -------------
                                                                       906,026
                                                                 -------------
             MATERIALS -- 8.6%
    8,200    Coeur d'Alene Mines Corp.(a) ....................          39,442
    1,400    Georgia Gulf Corp. ..............................          35,028
      200    Great Northern Iron Ore Properties ..............          22,222
      700    H.B. Fuller Co. .................................          30,499
    2,200    Interline Brands, Inc.(a) .......................          51,436
      600    RBC Bearings, Inc.(a) ...........................          13,620
    1,300    Rock-Tenn Co. - Class A .........................          20,735
    1,300    Spartech Corp. ..................................          29,380
    1,600    Stepan Co. ......................................          50,528
      300    Tennant Co. .....................................          15,084
    1,000    Westlake Chemical Corp. .........................          29,800
                                                                 -------------
                                                                       337,774
                                                                 -------------
             REAL ESTATE INVESTMENT TRUSTS -- 2.7%
      800    Ashford Hospitality Trust .......................          10,096
    3,700    Cedar Shopping Centers, Inc. ....................          54,464
      400    Digital Realty Trust, Inc. ......................           9,876
    1,800    Mission West Properties, Inc. ...................          19,944
      400    Sunstone Hotel Investors, Inc. ..................          11,624
                                                                 -------------
                                                                       106,004
                                                                 -------------
             TELECOMMUNICATIONS SERVICES -- 5.5%
    4,200    Alaska Communications Systems, Inc. .............          53,130
    2,900    Carrier Access Corp.(a) .........................          23,983
    2,300    CT Communications, Inc. .........................          52,601
      900    FairPoint Communications, Inc. ..................          12,960
    1,000    InterDigital Communications Corp.(a) ............          34,910
    9,300    Sycamore Networks, Inc.(a) ......................          37,758
                                                                 -------------
                                                                       215,342
                                                                 -------------
             UTILITIES -- 1.6%
      800    Pike Electric Corp.(a) ..........................          15,408
    2,200    Westar Energy, Inc. .............................          48,400
                                                                 -------------
                                                                        63,808
                                                                 -------------

             TOTAL COMMON STOCKS (Cost $3,711,281) ...........   $   3,771,627
                                                                 -------------

TFS SMALL CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES     MONEY MARKET SECURITIES -- 29.9%                         VALUE
--------------------------------------------------------------------------------

1,177,108    UMB Money Market Fiduciary Fund (Cost $1,177,108)   $   1,177,108
                                                                 -------------

             TOTAL INVESTMENTS AT VALUE -- 125.8%
               (Cost $4,888,389) .............................   $   4,948,735

             LIABILITIES IN EXCESS OF OTHER ASSETS -- (25.8%).      (1,017,039)
                                                                 -------------

             TOTAL NET ASSETS -- 100.0% ......................   $   3,931,696
                                                                 =============


(a)  Non-income producing security.

See accompanying notes to Portfolio of Investments.

TFS CAPITAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006
================================================================================

1.   ORGANIZATION

The TFS Market Neutral Fund and the TFS Small Cap Fund (individually, a "Fund", and collectively, the "Funds") are each a diversified series of TFS Capital Investment Trust (the "Trust"), an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated January 30, 2004. As part of the Trust's organization, the TFS Market Neutral Fund issued in a private placement on June 28, 2004, 10,000 shares of the Fund, at $10.00 per share, to TFS Capital LLC (the "Adviser"), the investment adviser to the Fund. The Fund commenced operations on September 7, 2004. The TFS Small Cap Fund commenced operations on March 7, 2006.

The TFS Market Neutral Fund seeks to produce capital appreciation while having a low correlation to the U.S. equity market. For this purpose, the term "U.S. equity market" means the S&P 500 Index. In addition, the Fund seeks to produce lower volatility than would result from a long-only investment in the U.S. equity market. "Long-only" refers to a portfolio of common stocks that mimics the movement of the S&P 500 Index, as opposed to one that attempts to hedge equity market risk through the use of short positions, equity options or futures contracts.

The TFS Small Cap Fund seeks to produce long-term capital appreciation. In addition, the Fund seeks to outperform the Russell 2000(R) Index.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

Securities valuation - The Funds' portfolio securities (including securities sold short) are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Common stocks and other equity-type securities that are traded on a securities exchange are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the mean of the most recent bid and asked prices. Securities traded in the over-the-counter market are valued at the mean of the most recent bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Trustees of the Trust. Such methods of fair valuation may include, but are not limited to: multiple of earnings, discount from market of a similar freely traded security, or a combination of these and other methods.

Share valuation - The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares are subject to a redemption fee of 2% if redeemed within 180 days of the date of purchase. During the periods ended June 30, 2006 and 2005, proceeds from redemption fees totaled $3,471 and $1,107, respectively, for the TFS Market Neutral Fund. There were no redemption fees collected for the TFS Small Cap Fund during the period ended June 30, 2006.

Investment income - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

TFS CAPITAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Security transactions - Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific
identification   basis.

Distributions to shareholders - Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales. The TFS Small Cap Fund paid no distributions during the period ended June 30, 2006. The tax character of distributions paid by the TFS Market Neutral Fund during the periods ended June 30, 2006 and June 30, 2005 were as follows:

                                       Long-Term
              Period      Ordinary      Capital         Total
              Ended        Income        Gains      Distributions
             --------    ----------   -----------   -------------
             6/30/2006    $      --    $   5,568     $   5,568
             6/30/2005    $   3,619    $      --     $   3,619

Short positions - The TFS Market Neutral Fund may sell securities short for economic hedging purposes. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the Investment Company Act of 1940 to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the collateral is required to be adjusted daily to reflect changes in the value of the securities sold short.

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expenses - Common expenses of the Trust are allocated among the Funds of the Trust based on the relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Federal income tax - It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

TFS CAPITAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The following information is computed on a tax basis for each item as of June 30, 2006:

=====================================================================================
                                                          TFS               TFS
                                                         MARKET            SMALL
                                                      NEUTRAL FUND       CAP FUND
-------------------------------------------------------------------------------------
Tax cost of portfolio investments and
  securities sold short ........................     $   6,641,932    $   4,888,389
                                                     =============    =============
Gross unrealized appreciation ..................     $   2,403,440    $     156,309
Gross unrealized depreciation ..................          (731,595)         (95,963)
                                                     -------------    -------------
Net unrealized appreciation ....................         1,671,845           60,346
Undistributed ordinary income ..................           347,321            1,271
Undistributed long-term gains ..................           418,998               --
                                                     -------------    -------------
Accumulated earnings ...........................     $   2,438,164    $      61,617
                                                     =============    =============

The difference between the federal income tax cost of portfolio of investments and the financial statement cost for the TFS Market Neutral Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States of America. These "book/tax" differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

For the period ended June 30, 2006, the TFS Market Neutral Fund and the TFS Small Cap Fund reclassified $80,529 and $4,256 of net investment loss, respectively, against undistributed net realized gains from security transactions on the Statement of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on each Fund's net assets or net asset value per share.

3.   INVESTMENT TRANSACTIONS

During the period ended June 30, 2006, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, U.S. government securities and short positions, amounted to $63,228,362 and $50,727,290, respectively, for the TFS Market Neutral Fund and $5,121,663 and $1,415,909, respectively, for the TFS Small Cap Fund.

4.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
Each Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. The TFS Market Neutral Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 2.25% of its average daily net assets. The TFS Small Cap Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of its average daily net assets, which may be increased or decreased by 1.25% if the Fund outperforms or underperforms its benchmark by at least 2.50%. For the first twelve months of operations, the Adviser will receive the full base fee of 1.25% for the TFS Small Cap Fund. The term "benchmark", when used for the TFS Small Cap Fund's investment advisory fee discussion, means the performance of the Russell 2000 Index plus 2.50%.

The Adviser has contractually agreed to waive its advisory fees and to absorb each Fund's operating expenses (for the life of the Funds) to the extent necessary to limit each Fund's aggregate annual ordinary operating expenses to 2.50% of the TFS Market Neutral Fund's average daily net assets and 1.75% of the TFS Small Cap Fund's average daily net assets. For the TFS Small Cap Fund, the expense cap is calculated prior to a performance fee adjustment. Therefore, it is possible that the TFS Small Cap Fund's expense ratio could exceed the 1.75% cap. As a result of this agreement, during the period ended June 30, 2006 the Adviser waived investment advisory fees of $220,474 with respect to the TFS Market Neutral Fund and waived all of its investment advisory fees of $7,565 and reimbursed $32,247 of other operating expenses with respect to the TFS Small Cap Fund.

TFS CAPITAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Advisory fee waivers and expenses absorbed by the Adviser are subject to repayment by the respective Fund for a period of three years after such fees and expenses were incurred, provided that such repayments do not cause the ordinary operating expenses to exceed the 2.50% and the 1.75% expense cap, respectively, for the TFS Market Neutral Fund and the TFS Small Cap Fund. As of June 30, 2006, the Adviser may in the future recoup fees waived and expenses reimbursed totaling $395,882 and $39,812, respectively, from the TFS Market Neutral Fund and the TFS Small Cap Fund. The Adviser may recapture these amounts no later than the dates as stated below:

                                June 30,        June 30,
                                  2009            2008
                               ----------      ----------
TFS Market Neutral Fund         $ 220,474       $ 175,408
TFS Small Cap Fund              $  39,812       $      --

The President of the Trust is also a Principal of the Adviser. Additionally, this individual serves as Chief Compliance Officer of the Trust and of the Adviser. The Funds reimburse the Adviser $18,000 annually for the services provided by the Chief Compliance Officer to the Trust.

ADMINISTRATION AGREEMENT
Under the terms of an  Administration  Agreement,  Ultimus Fund  Solutions,  LLC
("Ultimus")  supplies  non-investment  related  statistical  and research  data,
internal  regulatory   compliance  services  and  executive  and  administrative
services for the Funds. Ultimus supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, Each Fund pays Ultimus a monthly fee at an annual rate of 0.15% of its average daily net assets up to $50 million; 0.125% of such assets between $50 million and $100 million; 0.10% of such assets between $100 million and $250 million; 0.075% of such assets between $250 million and $500 million; and 0.05% of such assets in excess of $500 million, subject to a minimum monthly fee of $2,000. The foregoing fee was discounted by 20% through August 31, 2005 for the TFS Market Neutral Fund. For the period ended June 30, 2006, the TFS Market Neutral Fund and the TFS Small Cap Fund paid Ultimus $23,400 and $7,500, respectively, for administration fees. Certain officers of the Trust are also officers of Ultimus.

ACCOUNTING SERVICES AGREEMENT
Under the terms of a Fund Accounting Agreement, Ultimus calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, Ultimus receives a fee, based on current asset levels, of $2,500 per month from each Fund. Prior to April 1, 2006, Ultimus also received, on a monthly basis, $3 per trade for accounting for portfolio trades in excess of two hundred trades per month from each Fund. The foregoing fees were discounted 20% through August 31, 2005 for the TFS Market Neutral Fund. For the period ended June 30, 2006, the TFS Market Neutral Fund and the TFS Small Cap Fund paid Ultimus $31,478 and $9,375, respectively, for accounting services fees. In addition, each Fund reimburses certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Funds' portfolio securities.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, each Fund pays Ultimus a monthly fee at an annual rate of $20 per shareholder account, subject to a $1,500 minimum monthly fee. The foregoing fee was discounted by 20% through August 31, 2005 for the TFS Market Neutral Fund. For the period ended June 30, 2006, the TFS Market Neutral Fund and the TFS Small Cap Fund paid Ultimus $17,400 and $5,625, respectively, for transfer agent fees. In addition, the Fund reimburses Ultimus for out-of-pocket expenses including, but not limited to, postage and supplies.

TFS CAPITAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

DISTRIBUTION AGREEMENT
The Trust has entered into a Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor"), pursuant to which the Distributor provides distribution services to each Fund and serves as the principal underwriter to each Fund. The Distributor is a wholly owned subsidiary of Ultimus. The fees payable to the Distributor are paid by the Adviser.

5. CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expects the risk of loss to be remote.

6. ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

TFS CAPITAL INVESTMENT TRUST
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================

To the Board of Trustees and Shareholders of TFS Capital Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments and schedule of securities sold short, of the TFS Market Neutral Fund and the TFS Small Cap Fund (the "Funds"), each a series of TFS Capital Investment Trust, as of June 30, 2006, and the related statements of operations, changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the TFS Market Neutral Fund and the TFS Small Cap Fund as of June 30, 2006, the results of their operations, the changes in their net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Cincinnati, Ohio
August 25, 2006

TFS CAPITAL INVESTMENT TRUST
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED) (CONTINUED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare each Fund's costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

TFS CAPITAL INVESTMENT TRUST
ABOUT YOUR FUNDS' EXPENSES (UNAUDITED) (CONTINUED)
================================================================================

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge any sales loads. However, a redemption fee of 2% is applied on the sale of shares purchased within 180 days of the date of their purchase and does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions. The calculations below assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund's expenses, including annualized expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds' prospectus.


TFS MARKET NEUTRAL FUND
--------------------------------------------------------------------------------
                                Beginning           Ending
                               Account Value     Account Value    Expenses Paid
                               Jan. 1, 2006      June 30, 2006    During Period*
--------------------------------------------------------------------------------

Based on Actual Fund Return     $ 1,000.00        $ 1,137.10        $  16.74
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)             $ 1,000.00        $ 1,009.12        $  15.74
--------------------------------------------------------------------------------

TFS SMALL CAP FUND
--------------------------------------------------------------------------------
                                Beginning           Ending
                               Account Value     Account Value    Expenses Paid
                               March 7, 2006     June 30, 2006    During Period*
--------------------------------------------------------------------------------

Based on Actual Fund Return     $ 1,000.00       $ 1,039.00         $   5.52
--------------------------------------------------------------------------------
Based on Hypothetical 5% Return
  (before expenses)             $ 1,000.00       $ 1,010.33         $   5.45
--------------------------------------------------------------------------------
* Expenses are equal to the annualized expense ratio of 3.16% and 1.72%, respectively, for the TFS Market Neutral Fund and the TFS Small Cap Fund for the period, multiplied by the average account value over the period, multiplied by 181/365 and 115/365, respectively, for the TFS Market Neutral Fund and the TFS Small Cap Fund (to reflect the applicable period).

TFS CAPITAL INVESTMENT TRUST
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-534-2001, or on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-534-2001, or on the SEC's website at http://www.sec.gov.

The Funds file a complete listing of portfolio holdings with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-888-534-2001. Furthermore, you may obtain copies of the filings on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

TFS CAPITAL INVESTMENT TRUST
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)
================================================================================

Overall responsibility for management of the Trust rests with its Trustees, who are elected by the Trust's shareholders. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust's day-to-day operations. The officers have been elected for an annual term. Certain officers of the Trust also may serve as Trustees.

The Trust is managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently five Trustees, three of whom are not "interested persons" of the Trust within the meaning of that term under the Investment Company Act of 1940.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

                                                                            NUMBER OF
                                                                           PORTFOLIOS
                                                                     PRINCIPAL OCCUPATION(S)                     IN FUND
NAME,                               LENGTH      POSITION(S)            DURING PAST 5 YEARS                       COMPLEX
ADDRESS                            OF TIME         HELD                AND DIRECTORSHIPS OF                      OVERSEEN
AND AGE                             SERVED      WITH TRUST               PUBLIC COMPANIES**                     BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
-----------------------------------------------------------------------------------------------------------------------------

*Larry S. Eiben (age 34)            Since        Trustee           Chief Operating Officer and Chief                2
1800 Bayberry Court, Suite 103     January       and               Compliance Officer of TFS Capital LLC
Richmond, Virginia  23226           2004         President
-----------------------------------------------------------------------------------------------------------------------------

*Thomas M. Frederick (age 34)       Since        Trustee           Director of Business  Development for            2
1800 Bayberry Court, Suite 103      June                           TFS Capital LLC from July 2006 - present.
Richmond, Virginia  23226           2004                           Associate  Director of Virginia Student
                                                                   Aid Foundation from February 2004- July
                                                                   2006;  Associate Chief Financial Officer
                                                                   of Samuel James Ltd. from February 2003
                                                                   - February 2004; Associate with Morgan
                                                                   Stanley from August 2002 - December 2003.
-----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
-----------------------------------------------------------------------------------------------------------------------------

Merle C. Hazelton (age 45)          Since        Trustee           Assistant Controller-Investment of Genworth      2
1800 Bayberry Court, Suite 103      June 2004                      Financial,  Inc. from May 2006 to present.
Richmond, Virginia   23226                                         Treasury Manager  of  Genworth  Financial,
                                                                   Inc.(insurance/financial services  firm) from
                                                                   May 2004 to May 2006;  Treasury  Manager  of
                                                                   GE  Financial Assurance(insurance/financial
                                                                   services firm) from October 2001 to May 2004;
                                                                   Controller of Quality Control Services from
                                                                   June 2001 - October 2001
-----------------------------------------------------------------------------------------------------------------------------

Mark J. Malone (age 40)             Since        Trustee           Managing Director of Institutional Sales of      2
1800 Bayberry Court, Suite 103      June 2004                      Morgan Keegan & Company, Inc. from May 2006
Richmond, Virginia   23226                                         to present; Director of Institutional Equities
                                                                   of Deutsche Bank Securities from June 1998 -
                                                                   April 2006.
-----------------------------------------------------------------------------------------------------------------------------

Brian O'Connell (age 47)            Since        Trustee           Independent writer/author from January 1996 -
1800 Bayberry Court, Suite 103      June 2004                      present.
Richmond, Virginia   23226
-----------------------------------------------------------------------------------------------------------------------------


TFS CAPITAL INVESTMENT TRUST
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)
(CONTINUED)
====================================================================================================
                                                                            NUMBER OF
                                                                           PORTFOLIOS
                                                                     PRINCIPAL OCCUPATION(S)
NAME,                               LENGTH      POSITION(S)            DURING PAST 5 YEARS
ADDRESS                            OF TIME         HELD                AND DIRECTORSHIPS OF
AND AGE                             SERVED      WITH TRUST               PUBLIC COMPANIES**
----------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS:
----------------------------------------------------------------------------------------------------
Robert G. Dorsey (age 49)           Since          Vice            Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450       June 2004    President         Solutions, LLC  and  Ultimus Fund
Cincinnati, Ohio 45246                                             Distributors, LLC
----------------------------------------------------------------------------------------------------

Mark J. Seger (age 44)              Since        Treasurer         Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450       June 2004                      Solutions, LLC  and  Ultimus Fund
Cincinnati, Ohio 45246                                             Distributors, LLC
----------------------------------------------------------------------------------------------------

John F. Splain (age 49)             Since        Secretary         Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450       June 2004                      Solutions, LLC  and  Ultimus Fund
Cincinnati, Ohio 45246                                             Distributors, LLC
----------------------------------------------------------------------------------------------------

* Larry S. Eiben and Thomas Michael Frederick, as affiliated persons of TFS Capital LLC, the Trust's investment adviser, are considered "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

**   None of the Trustees are directors of public companies.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income made by the Fund during the fiscal year ended June 30, 2006. Certain dividends paid by the TFS Market Neutral Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $5,568 as taxed at a maximum rate of 15%.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
================================================================================

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuance of the Investment Advisory Agreement with the Adviser for the TFS Market Neutral Fund, and initially approved the Investment Advisory Agreement with the Adviser for the TFS Small Cap Fund. These approvals took place at in-person meetings, held on May 24, 2006 with respect to the TFS Market Neutral Fund and on December 7, 2005 with respect to the TFS Small Cap Fund, at each of which a majority of the Independent Trustees was present.

At each meeting the Trustees were advised by independent counsel of their fiduciary obligations in approving the Investment Advisory Agreements and the Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Agreements and whether the Agreements will be, or, in the case of the TFS Market Neutral Fund, continues to be in the best interests of the Funds and their shareholders. The Trustees reviewed: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the TFS Market Neutral Fund and/or Adviser; (iii) the actual and projected costs of the services provided and the profits to be realized by the Adviser from its relationship with the Funds; and (iv) the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of Fund shareholders. The Trustees reviewed the background, qualifications, education and experience of the Adviser's investment and operational personnel. The Trustees also discussed and considered the quality of administrative and other services provided to the Trust, the Adviser's compliance program, and the Adviser's role in coordinating such services and programs. The Independent Trustees were advised by experienced independent counsel throughout the process. Prior to voting on each Agreement, the Independent Trustees reviewed the Agreement with management and also met in a private session with counsel at which no representatives of the Adviser were present.

Below are summaries of the discussions and findings of the Trustees with regards to the approvals of the respective Investment Advisory Agreements.

TFS MARKET NEUTRAL FUND

NATURE, EXTENT, AND QUALITY OF THE SERVICES PROVIDED BY THE ADVISER. In this regard, the Independent Trustees reviewed the services being provided by the Adviser to the TFS Market Neutral Fund. They discussed the responsibilities of the Adviser under the Investment Advisory Agreement and the Adviser's compensation under the Agreement. The Independent Trustees also reviewed the background and experience of the Adviser's key investment and operating personnel, among other matters, by reviewing the Adviser's Form ADV. After reviewing the foregoing information, the Independent Trustees concluded that the quality, extent and nature of the services provided by the Adviser to the TFS Market Neutral Fund were completely satisfactory.

INVESTMENT PERFORMANCE OF THE FUND AND ADVISER. In this regard, the Independent Trustees compared the performance of the TFS Market Neutral Fund with the performance of the S&P 500 Index, the Fund's primary benchmark, over various periods ended March 31, 2006. It was noted by the Independent Trustees that, in spite of the its market neutral strategy, the TFS Market Neutral Fund has performed  in line  with or  better  than the S&P 500  Index  over the  relevant periods. The Independent Trustees were also provided with comparative performance statistics of the universe of funds categorized by Morningstar as "long short" funds, which is the category to which the TFS Market Neutral Fund has been assigned. The Independent Trustees noted that through April 30, 2006, the Fund was the top performing fund year-to-date in the Morningstar long short category and had the second highest trailing one-year return in that category. The Independent Trustees also considered the consistency of the Adviser's management of the TFS Market Neutral Fund with the Fund's investment objective and policies. Following further discussion, the Independent Trustees concluded that the investment performance of the TFS Market Neutral Fund has been above average since its inception.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
================================================================================

COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER FROM THE RELATIONSHIP WITH THE FUND. In this regard, the Independent Trustees considered the Adviser's staffing, personnel and methods of operating; the financial condition of the Adviser and the level of commitment to the TFS Market Neutral Fund by the principals of the Adviser; the asset levels of the Fund; and the overall expenses of the Fund. The Independent Trustees reviewed the rate of the advisory fee paid by the TFS Market Neutral Fund under the Investment Advisory Agreement and compared it to the average advisory fee ratios of similar mutual funds as reported by Morningstar. They also compared the total operating expense ratio of the TFS Market Neutral Fund with average expense ratios of representative funds, focusing primarily on other market neutral funds. The Independent Trustees next discussed the Adviser's analysis of its revenues and expenses with respect to the TFS Market Neutral Fund for the year ended March 31, 2006. It was noted by the Independent Trustees that the Adviser because of the expenses limitation provision has yet to recognize a profit with respect to its services to the TFS Market Neutral Fund and, in fact, has only recently started to collect a portion of its advisory fee. The Independent Trustees further noted that the Adviser has incurred significant losses over the life of the TFS Market Neutral Fund. The Independent Trustees also reviewed the balance sheet of the Adviser as of March 31, 2006. The Independent Trustees considered the "fallout benefits" to the Adviser, including the additional exposure the Adviser has received as a result of managing the TFS Market Neutral Fund. Following consideration of the foregoing factors, the Independent Trustees concluded that the fee structure for the TFS Market Neutral Fund is reasonable.

EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER ADVISORY FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF THE FUND'S SHAREHOLDERS. In this regard, the Independent Trustees considered that the Adviser has only recently begun to receive a portion of its advisory fees because of its commitment to cap expenses of the TFS Market Neutral Fund. The Independent Trustees concluded that, at current asset levels, it would not be relevant to consider the extent to which economies of scale would be realized as the TFS Market Neutral Fund grows, and whether fee levels reflect these economies of scale. The Independent Trustees determined, therefore, that it is not necessary or appropriate to introduce fee breakpoints at the present time. The Independent Trustees noted, however, that if the TFS Market Neutral Fund continues to grow in assets, it may become necessary for the Adviser to consider adding fee breakpoints to the Investment Advisory Agreement.

CONCLUSION. The Independent Trustees concluded that, based on the TFS Market Neutral Fund's performance record along with the Adviser's financial commitment to the Fund, they believe that the Adviser has provided high quality advisory services to the Fund. The Independent Trustees indicated that, although the advisory fees of the TFS Market Neutral Fund are in the higher range of fees for other comparably managed funds, they believe the fees to be reasonable given the complexity of the Fund's investment strategy, the quality of services provided by the Adviser, the relatively small size of the Fund, and the absence to date of any profits accruing to the Adviser from the Investment Advisory Agreement.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreement. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Fund and its shareholders to renew the Agreement for an additional annual period.

TFS SMALL CAP FUND

OVERVIEW OF FEE STRUCTURE. The Adviser provided the Trustees with a general overview of how fulcrum fees are structured and then provided the Trustees with detailed information on the proposed fee structure of the TFS Small Cap Fund. The Adviser first explained to the Trustees that a base fee must be selected by the TFS Small Cap Fund. After a base fee is determined then a performance fee adjustment must be selected as well as the selection of a comparative benchmark. The Adviser proposed a base fee of 1.25%, with a maximum performance fee adjustment of 2.50% (a 1.25%

APPROVAL OF INVESTMENT  ADVISORY AGREEMENTS
================================================================================

increase) and a minimum performance fee of 0.00% (a 1.25% decrease). The Adviser also recommended the Russell 2000 Index plus 2.5% as the benchmark (hereafter referred to as the "Benchmark"). The Russell 2000 Index is generally considered to be a standard representation of the performance of small capitalization stocks. The Adviser explained to the Trustees that under this structure the Adviser will receive its base fee for the first 12 months of operations. Upon the completion of the first 12 months of operations then the performance fee adjustment will take effect. The Adviser reported that it considered various measurement periods for performance comparison but believes a rolling 12 month performance period is the appropriate period. The Adviser then explained that depending on whether the TFS Small Cap Fund outperforms or underperforms the Benchmark over the relevant rolling 12 month period the base fee will be adjusted one basis point for every two basis points of out-performance or underperformance. The Adviser pointed out that in order to receive the maximum advisory fee the TFS Small Cap Fund must outperform the Benchmark by at least 2.5% over the rolling 12 month period (5% or more over the Russell 2000 Index) and to receive the minimum advisory fee (no payment) the TFS Small Cap Fund must underperform the Benchmark by 2.5% or more (equal to or below the Russell 2000 Index).

The Adviser then provided the Trustees with more information about how some other fund complexes have structured their fulcrum fee arrangements. The Adviser pointed out that the basic operation of the TFS Small Cap Fund's fee structure is comparable to many other mutual funds. However, the Adviser noted that all other fund complexes apparently retain a portion of their advisory fee regardless of performance. No fund group appears to reduce its fee to 0.00%. The Adviser noted that it considered retaining a portion of its advisory fee but it believes that it has adequate financial resources and that its willingness to give up its entire advisory fee for performance comparable to the Russell 2000 Index sends a strong message to potential investors and shareholders regarding the Adviser's confidence in its capabilities and its commitment to the TFS Small Cap Fund. The Trustees concluded that the TFS Small Cap Fund's fee structure, as proposed by the Adviser, is designed to align fairly the interests of shareholders and the Adviser.

PERFORMANCE. The Trustees considered the performance of other managed accounts of the Adviser that invest in small cap stocks. The performance of these other accounts was compared to performance of relevant stock market indexes. The Trustees also considered the differences between the investment strategies of the TFS Small Cap Fund and the other accounts managed by the Adviser and between managing a mutual fund and a separate account. After careful deliberation, the Trustees concluded that the Adviser has the experience necessary to successfully manage a small cap fund.

NATURE, QUALITY, AND EXTENT OF SERVICES PROVIDED. The Trustees reviewed the terms of the Investment Advisory Agreement and discussed the responsibilities of the Adviser under the Agreement, noting that the Adviser is responsible for providing investment research and advice, and determining the securities to be purchased and sold in accordance with the investment objective and policies of the TFS Small Cap Fund. The Trustees also reviewed the other services to be provided to the TFS Small Cap Fund by the Adviser, which include selecting broker-dealers for executing portfolio transactions, monitoring adherence to the TFS Small Cap Fund's investment restrictions, implementing and overseeing the TFS Small Cap Fund's compliance program, and monitoring the activities of the TFS Small Cap Fund's other service providers. The Trustees also considered the background and experience of the Adviser's key personnel, in particular the investment management team. Taking into account the personnel involved in servicing the TFS Small Cap Fund, as well as the initiatives and resources extended by the Adviser as described above, the Board concluded that the Adviser is equipped to provide high quality services to the TFS Small Cap Fund.

FEE COMPARISON. The Trustees considered information provided by the Adviser comparing the rate of the base advisory fee paid by the TFS Small Cap Fund and the TFS Small Cap Fund's total expense ratio to the average advisory fees and total expense ratios for equity funds classified by Morningstar as small cap funds and that had assets of less than $50 million. The Trustees first noted that the TFS Small Cap Fund's base advisory fee (1.25%) was somewhat higher than the average for comparably managed funds with assets of $50 million or less (0.97%). The Trustees next

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
================================================================================

compared the TFS Small Cap Fund's overall expense ratio (1.75%) to the average expense ratio for comparably managed funds with assets of $50 million or less (1.86%). The Trustees concluded that the TFS Small Cap Fund's overall expense ratio, prior to the application of a performance fee adjustment, is slightly below the average for small cap funds with $50 million or less in assets.

The Trustees performed a second analysis, comparing the highest potential advisory fee payable under the Investment Advisory Agreement (2.50%) and lowest possible advisory fee payable under the Agreement (0.00%) to the comparative information from Morningstar. The Trustees found that if the maximum advisory fee was paid to the Adviser, the TFS Small Cap Fund's advisory fee would be well above the average advisory fee paid by small cap funds. Under the same scenario, the Trustees noted that the TFS Small Cap Fund's total expense ratio would be well above the average as well but would only occur in periods of superior performance. The Trustees also found that if the minimum advisory fee (0.00%) was paid to the Adviser, the TFS Small Cap Fund's advisory fee would be well below the average advisory fee paid by small cap funds. Under the same scenario, the Trustees noted that the TFS Small Cap Fund's total expense ratio would be well below the average as well.

The Trustees were also presented with information compiled by the Adviser that demonstrated how the TFS Small Cap Fund would have had to perform in the past relative to the Benchmark to receive its maximum fee. The analysis provided the Trustees with charts comparing a universe of small cap funds' performance to the performance of the Russell 2000 Index over the various periods. The Trustees found, based on the information presented by the Adviser, that the TFS Small Cap Fund would historically have had to perform approximately in the top 20% of its category to earn the maximum investment advisory fee of 2.50%; perform in the top 33% of its category to receive the base fee of 1.25%; and perform in slightly below the middle of its category to not receive any compensation for its services. There is no assurance that the same performance would be required in future periods.

After reviewing the fee information noted above the Trustees made the following findings:

o the structure of the performance fee does not reward or penalize the Adviser for random or insignificant differences in performance;

o the Adviser must provide significant over-performance compared to the Benchmark to receive its maximum advisory fee; and

o it appears that the TFS Small Cap Fund may only be required to pay above average fees in instances where the TFS Small Cap Fund has performed well above the average small cap fund and, in the alternative, shareholders may pay below average fees in instances where the TFS Small Cap Fund's performance is roughly equal to or below the average performance of small cap funds.

Taking into account each of the factors noted above, the Trustees concluded that the fee structure is adequately designed to reasonably balance the interests of shareholders and the Adviser.

COSTS, PROFITABILITY AND ECONOMIES OF SCALES. The Trustees considered the costs of the Adviser in managing the TFS Small Cap Fund under the Investment Advisory Agreement and the potential costs to the Adviser under an Expense Limitation Agreement. The Trustees reviewed a current balance sheet of the Adviser to ascertain the financial condition of the Adviser. The Trustees also considered statements made by the Adviser regarding its principals' financial commitment to the TFS Small Cap Fund. In reliance on the financial information and commitment provided by the Adviser, the Trustees concluded the Adviser could satisfy its financial obligations under the Investment Advisory Agreement and the Expense Limitation Agreement, even in the situation where the Adviser was not receiving an advisory fee. The Trustees also considered economies of scale, concluding that at the present time it would not be relevant to consider the extent to which economies of scale would be realized as the TFS Small Cap Fund grows and whether fee levels reflect these economies of scale. The same conclusion was reached by the Trustees with regards to analyzing the profitability of the Adviser for its services to the TFS Small Cap Fund. It was noted

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
================================================================================

by the Trustees that as the TFS Small Cap Fund grows in assets and the Adviser begins realizing a profit for its services to the TFS Small Cap Fund, it may become necessary for the Adviser to consider adding fee breakpoints to the Investment Advisory Agreement.

OTHER BENEFITS. The Trustees also considered the "fallout benefits" to the Adviser but, given that the TFS Small Cap Fund is new and the Adviser does not direct brokerage in return for "soft dollar" research, viewed these potential "fallout benefits" as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the TFS Small Cap Fund.

CONCLUSION. The Trustees did not identify any single factor discussed previously as all-important or controlling in their determination to approve the Investment Advisory Agreement. The Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement were fair and reasonable, that the Adviser's fees were reasonable in light of the services provided to the TFS Small Cap Fund and the benefits received by the Adviser, and that the Agreement is in the best interests of the Fund.

PART C.   OTHER INFORMATION
          -----------------

Item 23.  EXHIBITS
          --------

     (a) Agreement and Declaration of Trust-- Incorporated herein by reference to Registrant's initial Registration Statement filed on March 16, 2004

     (b) Bylaws-- Incorporated herein by reference to Registrant's initial Registration Statement filed on March 16, 2004

     (c) Incorporated by reference to Agreement and Declaration of Trust and Bylaws

     (d) (i) Investment Advisory Agreement with TFS Capital LLC on behalf of TFS Market Neutral Fund-- Incorporated herein by reference to Registrant's initial Registration Statement filed on March 16, 2004
          (ii) Investment Advisory Agreement with TFS Capital LLC on behalf of TFS Small Cap Fund-- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 filed on December 22, 2005

     (e)  Distribution   Agreement   with  Ultimus  Fund   Distributors,   LLC--
          Incorporated herein by reference to Registrant's initial Registration Statement filed on March 16, 2004

          (i) First Amendment with Ultimus Fund Distributors, LLC - filed herewith

     (f) Inapplicable (g) Custody Agreement with UMB Bank, N.A.-- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 filed on December 22, 2005


     (h) (i) Expense Limitation Agreement for Market Neutral Fund with TFS Capital LLC-- Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 2 filed on May 28, 2004

          (ii) Expense Limitation  Agreement for Small Cap Fund with TFS Capital
               LLC--   Incorporated   herein  by   reference   to   Registrant's
               Post-Effective Amendment No. 3 filed on December 22, 2005

          (iii)Administration  Agreement  with  Ultimus  Fund  Solutions,  LLC--
               Incorporated   herein  by  reference  to   Registrant's   initial
               Registration  Statement filed on March 16, 2004

               (a) First Amendment with Ultimus Fund Solutions, LLC - filed herewith

          (iv) Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC-- Incorporated herein by reference to Registrant's initial Registration Statement filed on March 16, 2004

               (a) First Amendment with Ultimus Fund Solutions, LLC - filed herewith

          (v)  Fund   Accounting   Agreement   with  Ultimus   Fund   Solutions,
               LLC--Incorporated herein by reference to Registrant's initial Registration Statement filed on March 16, 2004

               (a) First Amendment with Ultimus Fund Solutions, LLC - filed herewith

     (i) Opinion of Counsel-- Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 3 filed on July 14, 2004

     (j) Consent of Independent Registered Public Accounting Firm-- Filed herewith

     (k)  Inapplicable

     (l) Initial Capital Agreement-- Incorporated herein by reference to Registrant's initial Registration Statement filed on March 16, 2004

     (m)  Inapplicable

     (n)  Inapplicable

     (o)  Inapplicable

     (p)  (i)  Code of Ethics of TFS Capital  Investment  Trust and TFS Capital,
               LLC--Incorporated    herein   by   reference   to    Registrant's
               Pre-Effective Amendment No. 3 filed on July 14, 2004

          (ii) Code of Ethics of Ultimus Fund Distributors, LLC-- Filed herewith

(Other Exhibits)  Powers of Attorney of the  Trustees--  Incorporated  herein by reference to Registrant's Pre-Effective Amendment No. 3 filed on July 14, 2004


Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
          -------------------------------------------------------------

     No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  INDEMNIFICATION
          ---------------

     Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

          "SECTION 6.4 Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          SECTION 6.5 Advances of Expenses. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised
          Code  Section   1701.13(E),   shall  govern.

          SECTION 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person my be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

     The Investment Advisory Agreement with TFS Capital, LLC ("TFS") provides that TFS shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith; provided, however, that nothing therein shall be construed to protect TFS against any liability to the Registrant by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement.

     The Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

     The Registrant intends to maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy shall provide coverage to the Registrant and its Trustees and officers, as well as TFS. Coverage under the policy will include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
          --------------------------------------------------------

     TFS is a registered investment adviser that manages more than $59 million in assets as of September 30, 2006. TFS serves as managing member or portfolio manager to the following two private investment companies:
     Huntrise Capital Partners LLC and Huntrise Global Partners, Ltd.

     The principals of TFS, set forth below, have not engaged in any other business, profession, vocation or employment of a substantial nature at any time during the past two years:

     Larry S. Eiben - Principal, Chief Operating Officer and Chief Compliance Officer of TFS; President, Chief Compliance Officer and a Trustee of Registrant

     Richard J. Gates - Principal and Portfolio Manager of TFS

     Kevin J. Gates - Principal and Portfolio Manager of TFS

Item 27.  PRINCIPAL UNDERWRITERS
          ----------------------

     (a) Ultimus Fund Distributors, LLC (the Distributor") also acts as the principal underwriter for Hussman Investment Trust, Williamsburg Investment Trust, The Shepherd Street Funds, Inc., Oak Value Trust, Profit Funds Investment Trust, The Berwyn Funds, The Cutler Trust, The Destination Funds, Schwartz Investment Trust, Veracity Funds, Surgeons Diversified Investment Fund, Black Pearl Funds and The GKM Funds, other open-end investment companies.

                               Position with                Position with
      (b) Name                 Distributor\                 Registrant
          ------------------   --------------------         ----------------

          Robert G. Dorsey     President/Managing Director  Vice President

          John F. Splain       Secretary/Managing Director  Secretary

          Mark J. Seger        Treasurer/Managing Director  Treasurer

          Theresa M. Bridge    Vice President               Assistant Treasurer

          Wade R. Bridge       Vice President               Assistant Secretary

          Steven F. Nienhaus   Vice President               None

          Craig J. Hunt        Vice President               Asst. Vice President

          Tina H. Bloom        Vice President               None

     The address of all of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

     (c)  Inapplicable

Item 28.  LOCATION OF ACCOUNTS AND RECORDS
          --------------------------------

     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator, Ultimus Fund Solutions, LLC, 225 Pictoria, Suite 450, Cincinnati, Ohio 45246, or its investment adviser, TFS Capital LLC, 1800 Bayberry Court, Suite 103, Richmond, Virginia 23226. Certain records, including records relating to the possession of Registrant's securities, may be maintained at the offices of Registrant's custodian, UMB Bank, 928 Grand Blvd, 5th Floor, Kansas City, Missouri 64106.

Item 29.  MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B
          -------------------------------------------------

     Inapplicable

Item 30.  UNDERTAKINGS
          ------------

     Inapplicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond and State of Virginia, on the 27th day of October, 2006.


                                     TFS CAPITAL INVESTMENT TRUST

                                     By: /s/ Larry S. Eiben
                                         -----------------------------
                                         Larry S. Eiben
                                         President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                    Title                       Date
---------                    -----                       ----

/s/ Larry S. Eiben           Trustee,                    October 27, 2006
------------------------     President and Secretary
Larry S. Eiben


/s/ Mark J. Seger            Treasurer                   October 27, 2006
------------------------
Mark J. Seger


     *                       Trustee
------------------------
Mark J. Malone


     *                       Trustee                     /s/Wade R. Bridge
------------------------                                 -----------------------
Brian O'Connell                                          Attorney-in-Fact*
                                                         October 27, 2006

     *                       Trustee
------------------------
Thomas Michael Frederick


     *                       Trustee
------------------------
Merle C. Hazelton

                                INDEX TO EXHIBITS
                                -----------------

Item 23(e)(i) First Amendment to Distribution Agreement with Ultimus Fund Distributors, LLC

Item 23(h)(iii)(a)  First  Amendment  to  Administration  Agreement with Ultimus
                    Fund Solutions, LLC

Item 23(h)(iv)(a)   First Amendment  to Transfer Agent  and Shareholder Services
                    Agreement with Ultimus Fund Solutions, LLC

Item 23(h)(v)(a)    First  Amendment  to  Fund Accounting Agreement with Ultimus
                    Fund Solutions, LLC

Item 23(j)          Consent of Independent Registered Public Accounting Firm

Item 23(p)(ii)      Code of Ethics of Ultimus Fund Distributors, LLC